UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

One Bush Street, 9th Floor San Francisco, CA	94104
(Address of principal executive offices)	(Zip code)

Matthew H. Scanlan

c/o RS Investments

One Bush Street, 9th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-221-3253

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

RS VARIABLE

PRODUCTS TRUST

RS Large Cap Alpha VIP Series

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LARGE CAP ALPHA VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Large Cap Alpha VIP Series Commentary

Highlights

•	Large-cap value stocks, as measured by the Russell 1000® Value Index[1] (the “Index”), delivered strong positive performance in 2013, against a backdrop of improving U.S. economic growth and healthy corporate profits.

•	RS Large Cap Alpha VIP Series (the “Fund”) outperformed both the Russell 1000® Value Index and the S&P 500® Index[2] for the 12 months ended December 31, 2013. Performance relative to the Index was aided by stock selection across most sectors, especially financial services. Both stock selection and an overweight in the materials sector detracted from performance relative to the Index.

•	The Fund pursues long-term capital appreciation by seeking to identify large cap companies with improving returns on invested capital, based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and reward (the intrinsic value of an enterprise).

Market Overview

The U.S. equity market, as measured by the S&P 500® Index, delivered its strongest annual performance since 1997 as investors welcomed news of healthy corporate profits and positive economic activity. The U.S. economy and labor market also continued to improve, albeit at a slower pace than was expected at the beginning of the year. Factors tempering both economic growth and inflation pressures included higher payroll taxes, government sequestration cuts, austerity in Europe, and weaker economic growth in China. Long-term interest rates also moved higher on expectations that the Federal Reserve (the “Fed”) might scale back its monthly bond purchases. Nonetheless, economic data continued to strengthen in the second half of the year despite a 16-day federal government shutdown in October. Notably, the unemployment rate dropped to 7.0% in November, and Congress reached a limited budget deal that appeared to forestall another fiscal stand-off. Against this backdrop, the Fed announced in December that it would start reducing its bond purchases, albeit at a gradual pace that would take economic risks into account. The Fed also stated that it would likely keep the federal funds target rate unchanged at the current near-zero level at least through the end of 2014. Equity investors generally welcomed these assurances, and most stock indexes ended the year with strong returns.

Performance Update

The Fund returned 38.71% for the 12 months ended December 31, 2013, outperforming both the benchmark Index, which returned 32.53%, and the S&P 500® Index, which returned 32.39%.

Portfolio Review

The Fund’s performance relative to the Index was assisted by stock selection in the financial services sector, and in particular from an investment in Prudential Financial Inc., one of the largest life insurers in the United States. Prudential’s recent share price performance has benefited from rising demand for retirement planning services, its own leadership role in the life insurance and retirement planning sectors, and higher interest rates, which we believe should help boost returns on the company’s bond investments.

Global pharmaceuticals company Warner Chilcott PLC has generated high returns on investment, with modest capital requirements, by acquiring mature products in specialized therapeutic areas, and then extending the life cycles of these products through targeted research and development. Our investment in Warner Chilcott paid off in 2013 after the company was acquired by Activis Inc. for a healthy premium such that Warner Chilcott was one of the Fund’s strongest positive contributors for the year.

We invested in online and computer gaming software publisher Activision Blizzard Inc. as a turnaround story in 2010 because we felt that its sales would improve along with a new hardware upgrade cycle in 2013. This thesis paid off, and shares of Activision Blizzard performed very well in 2013, aided by strong sales trends for the company’s top-selling Call of Duty franchise. While we opted to sell the stock as it reached our valuation target, Activision Blizzard was a very strong positive contributor to relative performance in 2013.

On a negative note, global economic uncertainty created a challenging environment for several of the Fund’s

3

RS LARGE CAP ALPHA VIP SERIES

commodities-related investments. These included U.S. oil and natural gas exploration company Southwestern Energy Company, precious metals mining company Goldcorp Inc., and The Mosaic Company, one of the world’s largest producers of potash used in fertilizers. We continue to invest in companies, such as The Mosaic Company, that we believe are low-cost producers with advantaged assets. Despite the recent difficult environment for commodities-related stocks, we continue to believe that the longer-term outlook for commodities is positive, driven primarily by limited spare capacity and rising marginal costs of supply.

Outlook

We remain cautiously optimistic on the outlook for U.S. economic growth and equity market performance in 2014, recognizing that austerity measures in Europe, slowing growth in China, and continued U.S. government budget constraints at both the federal and state levels could act as headwinds for growth. As a result, we expect U.S. GDP growth to remain relatively moderate, mitigating upward pressure on inflation and interest rates. In this environment, we remain committed to our value investment approach as we seek advantaged companies where appropriate valuations, in our view, have yet to be fully realized by the broader market. Through our disciplined process, we believe we have the potential to deliver solid risk-adjusted returns regardless of the underlying macroeconomic environment.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4

RS LARGE CAP ALPHA VIP SERIES

Characteristics (unaudited)

Total Net Assets: $1,154,304,631

Sector Allocation vs. Index[3]

Top Ten Holdings[4]

Holding	% of Total Net Assets
Actavis PLC	4.53%
Liberty Interactive Corp., Class A	4.11%
Microsoft Corp.	3.97%
Prudential Financial, Inc.	3.94%
Merck & Co., Inc.	3.70%
Mondelez International, Inc., Class A	3.25%
The Mosaic Co.	3.16%
Pfizer, Inc.	3.16%
DIRECTV	3.09%
Dollar General Corp.	2.97%
Total	35.88%

1	The Russell 1000® Value Index is an unmanaged market capitalization–weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
2	The S&P 500® Index is an unmanaged market capitalization–weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS LARGE CAP ALPHA VIP SERIES

Performance Update (unaudited)

Average Annual Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Large Cap Alpha VIP Series	4/13/83	38.71%	13.63%	16.53%	8.48%	10.99%
Russell 1000® Value Index[1]		32.53%	16.06%	16.67%	7.58%	11.76%
S&P 500® Index[2]		32.39%	16.18%	17.94%	7.41%	11.19%

Since inception performance for the indexes is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Large Cap Alpha VIP Series, the Russell 1000® Value Index, and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect for the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.RSinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period 7/1/13-12/31/13
Based on Actual Return	$1,000.00	$1,172.50	$2.96	0.54%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.48	$2.75	0.54%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA VIP SERIES

December 31, 2013	Shares	Value
Common Stocks – 96.1%
Advertising Agencies – 2.0%
The Interpublic Group of Companies, Inc.	1,324,300	$23,440,110

		23,440,110
Aerospace – 1.6%
Lockheed Martin Corp.	124,673	18,533,888

		18,533,888
Asset Management & Custodian – 1.4%
State Street Corp.	220,120	16,154,607

		16,154,607
Automobiles – 1.3%
General Motors Co.(1)	379,000	15,489,730

		15,489,730
Back Office Support, HR and Consulting – 1.1%
Iron Mountain, Inc.	414,900	12,592,215

		12,592,215
Banks: Diversified – 6.5%
Comerica, Inc.	291,773	13,870,888
KeyCorp	1,835,938	24,638,288
The PNC Financial Services Group, Inc.	232,200	18,014,076
Wells Fargo & Co.	403,300	18,309,820

		74,833,072
Cable Television Services – 3.1%
DIRECTV(1)	515,620	35,624,186

		35,624,186
Chemicals: Specialty – 2.0%
Praxair, Inc.	180,155	23,425,555

		23,425,555
Computer Services, Software & Systems – 6.6%
Microsoft Corp.	1,224,300	45,825,549
Symantec Corp.	1,267,350	29,884,113

		75,709,662
Diversified Financial Services – 4.5%
Capital One Financial Corp.	169,512	12,986,314
JPMorgan Chase & Co.	459,300	26,859,864
Raymond James Financial, Inc.	241,900	12,624,761

		52,470,939
Diversified Media – 2.7%
Twenty-First Century Fox, Inc., Class A	871,775	30,669,045

		30,669,045
Diversified Retail – 7.1%
Dollar General Corp.(1)	569,169	34,332,274
Liberty Interactive Corp., Class A(1)	1,615,854	47,425,315

		81,757,589
Drug & Grocery Store Chains – 2.1%
CVS Caremark Corp.	347,000	24,834,790

		24,834,790

December 31, 2013	Foreign Currency	Shares	Value
Fertilizers – 3.2%
The Mosaic Co.		772,277	$36,505,534

			36,505,534
Financial Data & Systems – 2.0%
Fidelity National Information Services, Inc.		440,480	23,644,966

			23,644,966
Foods – 5.0%
Kellogg Co.		328,380	20,054,167
Mondelez International, Inc., Class A		1,061,400	37,467,420

			57,521,587
Health Care Management Services – 2.5%
UnitedHealth Group, Inc.		390,078	29,372,874

			29,372,874
Insurance: Life – 6.5%
Aflac, Inc.		447,874	29,917,983
Prudential Financial, Inc.		493,140	45,477,371

			75,395,354
Insurance: Property-Casualty – 2.6%
The Allstate Corp.		543,030	29,616,856

			29,616,856
Machinery: Engines – 1.5%
Cummins, Inc.		120,195	16,943,889

			16,943,889
Machinery: Industrial – 0.8%
Joy Global, Inc.		155,000	9,065,950

			9,065,950
Medical Equipment – 2.1%
Intuitive Surgical, Inc.(1)		62,135	23,864,811

			23,864,811
Oil: Crude Producers – 8.6%
ARC Resources Ltd.	CAD	511,400	14,235,912
Concho Resources, Inc.(1)		228,862	24,717,096
Occidental Petroleum Corp.		324,119	30,823,717
Southwestern Energy Co.(1)		739,475	29,083,552

			98,860,277
Pharmaceuticals – 13.7%
Actavis PLC(1)		311,112	52,266,816
Cardinal Health, Inc.		146,200	9,767,622
Merck & Co., Inc.		853,271	42,706,214
Pfizer, Inc.		1,190,550	36,466,546
Zoetis, Inc.		536,578	17,540,735

			158,747,933
Precious Metals & Minerals – 1.3%
Goldcorp, Inc.		698,869	15,144,491

			15,144,491

8	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA VIP SERIES

December 31, 2013	Shares	Value
Rental & Leasing Services: Consumer – 1.8%
Hertz Global Holdings, Inc.(1)	711,100	$20,351,682

		20,351,682
Scientific Instruments: Control & Filter – 2.0%
Parker Hannifin Corp.	179,930	23,146,195

		23,146,195
Securities Brokerage & Services – 0.5%
CME Group, Inc.	71,866	5,638,606

		5,638,606
Total Common Stocks (Cost $863,474,333)		1,109,356,393

	Principal Amount	Value
Repurchase Agreements – 3.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $44,402,000, due 1/2/2014(2)	$44,402,000	44,402,000
Total Repurchase Agreements (Cost $44,402,000)		44,402,000
Total Investments - 100.0% (Cost $907,876,333)		1,153,758,393
Other Assets, Net - 0.0%		546,238
Total Net Assets - 100.0%		$1,154,304,631

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.625%	2/15/2040	$45,293,250

Legend:

Foreign-Denominated Security

CAD — Canadian Dollar

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,109,356,393	$—	$—	$1,109,356,393
Repurchase Agreements	—	44,402,000	—	44,402,000
Total	$1,109,356,393	$44,402,000	$—	$1,153,758,393

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statement of Assets and Liabilities As of December 31, 2013
Assets
Investments, at value	$1,153,758,393
Cash and cash equivalents	659
Dividends receivable	1,421,018
Receivable for fund shares subscribed	7,288

Total Assets	1,155,187,358

Liabilities
Payable to adviser	478,754
Payable for fund shares redeemed	296,206
Accrued trustees’ fees	15,451
Accrued expenses/other liabilities	92,316

Total Liabilities	882,727

Total Net Assets	$1,154,304,631

Net Assets Consist of:
Paid-in capital	$892,225,225
Accumulated net realized gain from investments and foreign currency transactions	16,197,063
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	245,882,343

Total Net Assets	$1,154,304,631

Investments, at Cost	$907,876,333

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	22,403,871
Net Asset Value Per Share	$51.52

Statement of Operations For the Year Ended December 31, 2013
Investment Income
Dividends	$19,555,397
Interest	2,554
Withholding taxes on foreign dividends	(223,325)

Total Investment Income	19,334,626

Expenses
Investment advisory fees	5,432,360
Administrative service fees	129,828
Custodian fees	102,181
Shareholder reports	68,083
Trustees’ fees	55,985
Professional fees	52,431
Other expenses	48,052

Total Expenses	5,888,920

Net Investment Income	13,445,706

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	157,461,744
Net realized loss from foreign currency transactions	(12,519)
Net change in unrealized appreciation/depreciation on investments	181,543,529
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	283

Net Gain on Investments and Foreign Currency Transactions	338,993,037

Net Increase in Net Assets Resulting from Operations	$352,438,743

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment income	$13,445,706	$19,254,509
Net realized gain from investments and foreign currency transactions	157,449,225	80,608,418
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	181,543,812	43,659,644

Net Increase in Net Assets Resulting from Operations	352,438,743	143,522,571

Distributions to Shareholders
Net investment income	(13,433,941)	(19,288,161)
Net realized gain on investments	(40,299,682)	—

Total Distributions	(53,733,623)	(19,288,161)

Capital Share Transactions
Proceeds from sales of shares	14,001,329	71,597,353
Reinvestment of distributions	53,733,623	19,288,161
Cost of shares redeemed	(184,387,912)	(117,971,203)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(116,652,960)	(27,085,689)

Net Increase in Net Assets	182,052,160	97,148,721

Net Assets
Beginning of year	972,252,471	875,103,750

End of year	$1,154,304,631	$972,252,471

Other Information:
Shares
Sold	304,340	1,951,781
Reinvested	1,071,245	498,273
Redeemed	(3,903,139)	(3,145,528)

Net Decrease	(2,527,554)	(695,474)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/13	$39.00	$0.63	$14.40	$15.03	$(0.63)	$(1.88)	$(2.51)
Year Ended 12/31/12	34.15	0.79	4.85	5.64	(0.79)	—	(0.79)
Year Ended 12/31/11	38.03	0.36	(3.88)	(3.52)	(0.36)	—	(0.36)
Year Ended 12/31/10	33.22	0.28	5.37	5.65	(0.84)	—	(0.84)
Year Ended 12/31/09	26.60	0.35	6.32	6.67	(0.05)	—	(0.05)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$51.52	38.71%	$1,154,305	0.54%	0.54%	1.24%	1.24%	48%
39.00	16.52%	972,252	0.55%	0.55%	2.02%	2.02%	63%
34.15	(9.22)%	875,104	0.57%	0.57%	0.98%	0.98%	51%
38.03	17.05%	974,895	0.55%	0.55%	0.75%	0.75%	60%
33.22	25.09%	881,398	0.57%	0.58%	1.30%	1.31%	145%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

December 31, 2013

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Large Cap Alpha VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires

14

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state authorities for tax years before 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

During 2013, the Board of Trustees approved the appointment of RS Funds Distributor, LLC (“RSFD”), a wholly-owned subsidiary of RS Investments, to serve as distributor of the Fund. The change in distributor from GIS to RSFD is expected to take place in the first quarter of 2014, but not before RSFD shall complete its registration as a broker pursuant to Section 15(b) of the Securities Exchange Act of 1934, as amended, and becomes a member of the Financial Industry Regulatory Authority (FINRA).

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2013 and December 31, 2012, was as follows:

	Ordinary Income	Long-Term Capital Gains
2013	$13,433,187	$40,300,436
2012	19,288,161	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2013, the Fund made the following reclassifications of permanent book and tax basis differences:

Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(11,765)	$11,765

16

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

The tax basis of distributable earnings as of December 31, 2013 was as follows:

Undistributed Long-Term Capital Gains
$17,363,117

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2013, the Fund utilized $99,841,636 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2013 were $872,961, expiring in 2016.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2013, was $908,169,426. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2013, aggregated $254,424,568 and $(8,835,601), respectively, resulting in net unrealized appreciation of $245,588,967.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $501,689,437 and $669,327,736, respectively, for the year ended December 31, 2013.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2013, the Fund borrowed under the facility was as follows:

Amount Outstanding at 12/31/13	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$418,983	1	1.38%
*	For the year ended December 31, 2013, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund

17

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Large Cap Alpha VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Large Cap Alpha VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2014

19

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2013 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Large Cap Alpha VIP	100%

Dividend Received Deduction:

RS Large Cap Alpha VIP	100%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, the Fund hereby designate the following amount as long-term capital gain distributions for the year ended December 31, 2013:

RS Large Cap Alpha VIP	$40,300,435

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and GIS, and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 1, 2013, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2013. Before the Board meeting on August 1, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of the Funds sub-advised by GIS, RS Investments had traditionally paid the majority, in most cases the large majority, of the advisory fees it received to GIS, but that an amendment to the Sub-Advisory Agreements, effective as of January 1, 2013, changed the allocation of the advisory fees for such sub-advised Funds to increase

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

the portion of the advisory fees retained by RS Investments with respect to those Funds. The Trustees approved that re-allocation as requested by RS Investments based on its explanation that the new allocation would better reflect the current and expected respective responsibilities of RS Investments and GIS, as well as the commitment of The Guardian Life Insurance Company of America, RS Investments’ ultimate parent company, to supporting RS Investments as it grows and enhances its services.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median, even with the recent increase to the maximum expense ratio. For the RS Global Natural Resources Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that there would remain in place an expense limitation and that the Fund has enjoyed a strong long and near term relative performance record. For the RS Partners Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and it has enjoyed a strong long and near term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation places it at the median of its peer group for total expenses based on the level stated in the prospectus.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees noted that in the reports presented to them no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, but that several Funds had experienced relatively low performance for multiple periods, including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the one and three-year periods and below the median for the five-year period, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one and three-year periods, but near the top quartile for the five and ten-year periods; and (4) RS Value Fund, which was ranked in the lowest quartile for the three and five-year periods, but in the top quartile for the one-year and ten-year periods. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which would be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the RS Value Fund’s performance has improved substantially over the past year, reflecting, in part, management’s substantial efforts in that regard, with the one-year and year-to-date relative performance well into the top quartile. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past year.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2012, and for the three months ended March 31, 2013. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds.

The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds. The Independent Trustees additionally reviewed pro forma profitability information intended to show the effect on profitability of the new allocation of advisory fees between RS Investments and GIS.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past year to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

“soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2013.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987-May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Lawrence E. Harris, September 1956	Trustee	Since December 2013	Professor of Finance and Business Economics since September 1982 and Fred V. Keenan Chair in Finance since January 1998, Marshall School of Business, University of Southern California.	32	Interactive Brokers Group, Inc. (July 2007-present); Clipper Fund, Inc. (April 2006-present)
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007-September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012-Present)	CEO and Co- Founder of TriLinc Global, LLC an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	32	TriLinc Global Impact Fund, LLC (2012-present)

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	32	Arch Capital Group Ltd. (2013-present)
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	32	None
James L. Smith, October 1959	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since July 2013	Director, BlackRock Inc. (December 2009-July 2013) and Chief Compliance Officer, BlackRock Investments, LLC (December 2012-July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007-December 2009).	N/A	N/A

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005-April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005-February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012-December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006-March 2009).	N/A	N/A
+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

27

RS VARIABLE

PRODUCTS TRUST

RS SMALL CAP GROWTH EQUITY VIP SERIES

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS SMALL CAP GROWTH EQUITY VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Small Cap Growth Equity VIP Series Commentary

Highlights

•	Small-cap growth stocks, as measured by the Russell 2000® Growth Index,[1] delivered strong positive performance in 2013, aided by improving economic fundamentals, healthy corporate profits, and a pickup in mergers and acquisition activity.

•	RS Small Cap Growth Equity VIP Series (the “Fund”) delivered strong positive performance, while also outperforming the benchmark Russell 2000® Growth Index and the Russell 2000® Index[2] for the 12-month period ended December 31, 2013. The Fund’s performance relative to the Russell 2000® Growth Index was supported by stock selection across most sectors, especially health care, technology, producer durables, and financial services. Stock selection in the consumer discretionary sector detracted from relative performance.

•	The Fund seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multiyear horizon.

Market Overview

The U.S. equity market as measured by the S&P 500® Index3 delivered its strongest annual performance since 1997 as investors welcomed news of healthy corporate profits and a pickup in IPO and mergers and acquisition activity. The U.S. economy and labor market also continued to improve, albeit at a slower pace than was expected at the beginning of the year. Factors tempering both economic growth and inflation pressures included higher payroll taxes, government sequestration cuts, austerity in Europe, and weaker economic growth in China. Long-term interest rates also moved higher on expectations that the U.S. Federal Reserve (the “Fed”) might scale back its monthly bond purchases. Nonetheless, economic data continued to strengthen in the second half of the year despite a 16-day federal government shutdown in October. Notably, the unemployment rate dropped to 7.0% in November, and Congress reached a limited budget deal that appeared to forestall another fiscal standoff. Against this backdrop, the Fed announced in December that it would start reducing its bond purchases, though at a gradual pace that would take economic risks into account. The Fed also stated that it would likely keep the federal funds target rate unchanged at the current near-zero level at least through the end of 2014. Equity investors generally welcomed these assurances, and most domestic stock indices ended the year with strong returns.

Performance Update

The Fund returned 50.13% for the 12 months ended December 31, 2013, and outperformed its benchmark, the Russell 2000® Growth Index, which returned 43.30%, and also outperformed the Russell 2000® Index.

Portfolio Review

In a very positive market for small cap growth stocks, the Fund’s performance relative to the Russell 2000® Growth Index benefited from an investment in Ubiquiti Networks Inc., a technology company that sells broadband wireless networking equipment and solutions to rural providers. The company continues to report strong growth trends and healthy guidance for both its broadband equipment sales and its enterprise Wi-Fi business targeting small and medium-sized companies.

The Fund’s relative performance was also helped by an investment in Proofpoint, Inc., a provider of cyber-threat security solutions that are delivered remotely through the cloud. In our view, the proliferation of cloud computing and the growing use of mobile devices have made it more critical than ever to protect against cyber attacks and security breaches.

In the health care sector, the Fund benefited from its holdings in the orphan drug area. “Orphan drugs” are highly specialized treatments for rare diseases that may affect small, underserved patient populations. These drugs often receive favorable insurance reimbursement terms and expedited Food and Drug Administration (“FDA”) approval processes to help encourage companies to invest in their development. One of the Fund’s strongest performers in this space, NPS Pharmaceuticals, Inc., developed GATTEX, an injectable treatment for short bowel syndrome, a rare but serious condition that can result in malnutrition or anemia. Since securing FDA approval in December 2012, GATTEX has benefited from a positive insurance reimbursement response and faster-than-expected patient adoption rates.

3

RS SMALL CAP GROWTH EQUITY VIP SERIES

KYTHERA Biopharmaceuticals, Inc. detracted from relative performance. This biotechnology company has been developing ATX-101, a new treatment for unwanted submental fat, or “double chins.” Earlier in 2013, questions over the future of ATX-101 triggered sharp downward volatility in the stock price. Based on our risk management assessment, we chose to exit the position in the first half of the year. However, Phase 3 data were positive, and we have since reestablished a position with positive expectations for commercial success.

Relative performance was also dampened by several consumer related investments, including nutritional supplements retailer Vitamin Shoppe, Inc. and beauty products and fragrance company Elizabeth Arden, Inc. Both companies saw their share prices trade lower early in the year after reporting disappointing sales trends. While we held on to our investment in Vitamin Shoppe, we liquidated our holdings in Elizabeth Arden, due in part to a delay in the company’s promised international product launch.

Outlook

We remain cautiously optimistic on prospects for U.S. economic growth, even though we recognize that government spending cuts and slower growth abroad could act as headwinds for growth. We believe that the more modest pace of economic growth will help to reduce upward pressure on inflation and interest rates, providing a supportive environment for small-cap stocks. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small cap investing entails special risks. Small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

4

RS SMALL CAP GROWTH EQUITY VIP SERIES

Characteristics (unaudited)

Total Net Assets: $120,565,262

Sector Allocation vs. Index[4]

Top Ten Holdings[5]

Holding	% of Total Net Assets
Proofpoint, Inc.	2.12%
The Hain Celestial Group, Inc.	2.04%
InvenSense, Inc.	1.80%
Huron Consulting Group, Inc.	1.77%
Microsemi Corp.	1.77%
IMAX Corp.	1.76%
Ligand Pharmaceuticals, Inc., Class B	1.71%
Portfolio Recovery Associates, Inc.	1.71%
Roadrunner Transportation Systems, Inc.	1.65%
Acadia Healthcare Co., Inc.	1.52%
Total	17.85%

1	The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
2	The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
3	The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS SMALL CAP GROWTH EQUITY VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Small Cap Growth Equity VIP Series	5/1/97	50.13%	19.21%	24.28%	10.57%	10.21%
Russell 2000® Growth Index[1]		43.30%	16.82%	22.58%	9.41%	7.38%
Russell 2000® Index[2]		38.82%	15.67%	20.08%	9.07%	8.97%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Small Cap Growth Equity VIP Series, in the Russell 2000® Growth Index, and in the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period 7/1/13-12/31/13
Based on Actual Return	$1,000.00	$1,234.20	$4.73	0.84%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.97	$4.28	0.84%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2013	Shares	Value
Common Stocks – 98.6%
Aerospace – 2.7%
HEICO Corp., Class A	35,576	$1,498,461
Teledyne Technologies, Inc.(1)	19,000	1,745,340

		3,243,801
Asset Management & Custodian – 1.2%
Financial Engines, Inc.	7,000	486,360
WisdomTree Investments, Inc.(1)	53,400	945,714

		1,432,074
Auto Parts – 1.2%
Dorman Products, Inc.(1)	25,800	1,446,606

		1,446,606
Back Office Support, HR and Consulting – 3.9%
Huron Consulting Group, Inc.(1)	34,000	2,132,480
Robert Half International, Inc.	34,120	1,432,699
WageWorks, Inc.(1)	19,100	1,135,304

		4,700,483
Banks: Diversified – 0.9%
Signature Bank(1)	10,649	1,143,916

		1,143,916
Biotechnology – 7.1%
Aegerion Pharmaceuticals, Inc.(1)	19,812	1,405,860
Amicus Therapeutics, Inc.(1)	230,300	541,205
Bluebird Bio, Inc.(1)	24,800	520,304
KYTHERA Biopharmaceuticals, Inc.(1)	19,900	741,275
Ligand Pharmaceuticals, Inc., Class B(1)	39,207	2,062,288
NPS Pharmaceuticals, Inc.(1)	50,708	1,539,495
Orexigen Therapeutics, Inc.(1)	158,400	891,792
Receptos, Inc.(1)	28,500	826,215

		8,528,434
Casinos & Gambling – 1.0%
Multimedia Games Holding Co., Inc.(1)	39,600	1,241,856

		1,241,856
Chemicals: Diversified – 1.3%
Cytec Industries, Inc.	17,300	1,611,668

		1,611,668
Chemicals: Specialty – 1.3%
Quaker Chemical Corp.	20,500	1,579,935

		1,579,935
Communications Technology – 1.2%
Aruba Networks, Inc.(1)	83,222	1,489,674
		1,489,674
Computer Services, Software & Systems – 10.9%
Aspen Technology, Inc.(1)	25,879	1,081,742
Infoblox, Inc.(1)	53,500	1,766,570
InterXion Holding N.V.(1)	70,900	1,673,949
LogMeIn, Inc.(1)	52,600	1,764,730
Proofpoint, Inc.(1)	77,000	2,554,090

December 31, 2013	Shares	Value
Computer Services, Software & Systems (continued)
Qlik Technologies, Inc.(1)	42,700	$1,137,101
SPS Commerce, Inc.(1)	25,000	1,632,500
The Ultimate Software Group, Inc.(1)	10,096	1,546,909

		13,157,591
Computer Technology – 0.7%
Silicon Graphics International Corp.(1)	64,900	870,309

		870,309
Consumer Lending – 2.7%
Portfolio Recovery Associates, Inc.(1)	38,949	2,058,065
Regional Management Corp.(1)	33,700	1,143,441

		3,201,506
Diversified Materials & Processing – 1.5%
Hexcel Corp.(1)	40,338	1,802,705

		1,802,705
Drug & Grocery Store Chains – 0.9%
Natural Grocers by Vitamin Cottage, Inc.(1)	25,610	1,087,144

		1,087,144
Education Services – 2.2%
Capella Education Co.	18,200	1,209,208
Grand Canyon Education, Inc.(1)	32,019	1,396,028

		2,605,236
Electronic Components – 1.8%
InvenSense, Inc.(1)	104,400	2,169,432

		2,169,432
Entertainment – 1.8%
IMAX Corp.(1)	71,900	2,119,612

		2,119,612
Financial Data & Systems – 1.5%
Euronet Worldwide, Inc.(1)	17,600	842,160
Heartland Payment Systems, Inc.	18,259	910,029

		1,752,189
Foods – 3.1%
The Hain Celestial Group, Inc.(1)	27,149	2,464,586
WhiteWave Foods Co., Class A(1)	55,400	1,270,876

		3,735,462
Health Care Facilities – 0.6%
Surgical Care Affiliates, Inc.(1)	21,500	749,060

		749,060
Health Care Services – 4.7%
Acadia Healthcare Co., Inc.(1)	38,800	1,836,404
AMN Healthcare Services, Inc.(1)	89,663	1,318,046
ExamWorks Group, Inc.(1)	44,600	1,332,202
Team Health Holdings, Inc.(1)	25,253	1,150,274

		5,636,926

8	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2013	Shares	Value
Hotel/Motel – 0.7%
Orient-Express Hotels Ltd., Class A(1)	54,400	$821,984

		821,984
Household Furnishings – 1.0%
Restoration Hardware Holdings, Inc.(1)	18,700	1,258,510

		1,258,510
Machinery: Industrial – 0.9%
The Middleby Corp.(1)	4,695	1,126,659

		1,126,659
Medical & Dental Instruments & Supplies – 3.2%
Globus Medical, Inc., Class A(1)	76,800	1,549,824
Techne Corp.	10,700	1,012,969
West Pharmaceutical Services, Inc.	25,272	1,239,844

		3,802,637
Medical Equipment – 4.6%
Cyberonics, Inc.(1)	27,191	1,781,283
DexCom, Inc.(1)	39,259	1,390,161
Fluidigm Corp.(1)	23,200	889,024
Zeltiq Aesthetics, Inc.(1)	80,100	1,514,691

		5,575,159
Medical Services – 1.4%
ICON PLC(1)	41,200	1,664,892

		1,664,892
Metal Fabricating – 1.3%
MRC Global, Inc.(1)	50,200	1,619,452

		1,619,452
Office Supplies & Equipment – 1.5%
Steelcase, Inc., Class A	112,400	1,782,664

		1,782,664
Oil Well Equipment & Services – 2.7%
Dril-Quip, Inc.(1)	10,160	1,116,889
Geospace Technologies Corp.(1)	12,698	1,204,151
RigNet, Inc.(1)	18,503	886,849

		3,207,889
Oil: Crude Producers – 2.7%
Carrizo Oil & Gas, Inc.(1)	31,800	1,423,686
Diamondback Energy, Inc.(1)	17,400	919,764
Rosetta Resources, Inc.(1)	19,640	943,506

		3,286,956
Pharmaceuticals – 2.7%
Endocyte, Inc.(1)	42,000	448,980
Jazz Pharmaceuticals PLC(1)	10,035	1,270,030
Pacira Pharmaceuticals, Inc.(1)	27,200	1,563,728

		3,282,738
Production Technology Equipment – 0.8%
FEI Co.	10,700	956,152

		956,152

December 31, 2013	Shares	Value
Recreational Vehicles & Boats – 1.0%
Drew Industries, Inc.	23,100	$1,182,720

		1,182,720
Restaurants – 1.2%
Bloomin’ Brands, Inc.(1)	60,500	1,452,605

		1,452,605
Scientific Instruments: Electrical – 1.5%
GrafTech International Ltd.(1)	60,163	675,630
Littelfuse, Inc.	12,600	1,170,918

		1,846,548
Scientific Instruments: Pollution Control – 2.5%
Clean Harbors, Inc.(1)	27,200	1,630,912
Darling International, Inc.(1)	64,610	1,349,057

		2,979,969
Securities Brokerage & Services – 2.0%
FXCM, Inc., Class A	81,800	1,459,312
MarketAxess Holdings, Inc.	13,974	934,441

		2,393,753
Semiconductors & Components – 1.8%
Microsemi Corp.(1)	85,446	2,131,878

		2,131,878
Specialty Retail – 6.1%
Burlington Stores, Inc.(1)	39,800	1,273,600
Cabela’s, Inc.(1)	20,200	1,346,532
DSW, Inc., Class A	31,600	1,350,268
Shutterfly, Inc.(1)	33,706	1,716,647
Vitamin Shoppe, Inc.(1)	31,346	1,630,305

		7,317,352
Telecommunications Equipment – 1.2%
Ubiquiti Networks, Inc.(1)	30,500	1,401,780

		1,401,780
Textiles, Apparel & Shoes – 0.8%
G-III Apparel Group Ltd.(1)	13,800	1,018,302

		1,018,302
Truckers – 2.8%
Old Dominion Freight Line, Inc.(1)	26,598	1,410,226
Roadrunner Transportation Systems, Inc.(1)	73,900	1,991,605

		3,401,831
Total Common Stocks (Cost $86,806,411)		118,818,049

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2013	Principal Amount	Value
Repurchase Agreements – 1.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $1,598,000, due 1/2/2014(2)	$1,598,000	$1,598,000
Total Repurchase Agreements (Cost $1,598,000)		1,598,000
Total Investments - 99.9% (Cost $88,404,411)		120,416,049
Other Assets, Net - 0.1%		149,213
Total Net Assets - 100.0%		$120,565,262

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.625%	2/15/2040	$1,630,788

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$118,818,049	$—	$—	$118,818,049
Repurchase Agreements	—	1,598,000	—	1,598,000
Total	$118,818,049	$1,598,000	$—	$120,416,049

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statement of Assets and Liabilities As of December 31, 2013
Assets
Investments, at value	$120,416,049
Cash and cash equivalents	471
Receivable for investments sold	308,221
Dividends receivable	79,031
Receivable for fund shares subscribed	31,298

Total Assets	120,835,070

Liabilities
Payable for fund shares redeemed	170,877
Payable to adviser	74,178
Accrued trustees’ fees	1,612
Accrued expenses/other liabilities	23,141

Total Liabilities	269,808

Total Net Assets	$120,565,262

Net Assets Consist of:
Paid-in capital	$84,205,076
Accumulated net realized gain from investments	4,348,548
Net unrealized appreciation on investments	32,011,638

Total Net Assets	$120,565,262

Investments, at Cost	$88,404,411

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	6,389,536
Net Asset Value Per Share	$18.87

Statement of Operations For the Year Ended December 31, 2013
Investment Income
Dividends	$269,100
Interest	125

Total Investment Income	269,225

Expenses
Investment advisory fees	785,457
Custodian fees	42,409
Professional fees	26,502
Administrative service fees	12,458
Shareholder reports	9,500
Trustees’ fees	5,383
Other expenses	5,807

Total Expenses	887,516

Net Investment Loss	(618,291)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	23,929,803
Net change in unrealized appreciation/depreciation on investments	18,759,270

Net Gain on Investments	42,689,073

Net Increase in Net Assets Resulting from Operations	$42,070,782

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment loss	$(618,291)	$(416,259)
Net realized gain from investments	23,929,803	8,280,294
Net change in unrealized appreciation/depreciation on investments	18,759,270	5,035,985

Net Increase in Net Assets Resulting from Operations	42,070,782	12,900,020

Distributions to Shareholders
Net realized gain on investments	(17,622,468)	—

Total Distributions	(17,622,468)	—

Capital Share Transactions
Proceeds from sales of shares	9,663,779	7,190,099
Reinvestment of distributions	17,622,468	—
Cost of shares redeemed	(19,285,306)	(17,197,697)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	8,000,941	(10,007,598)

Net Increase in Net Assets	32,449,255	2,892,422

Net Assets
Beginning of year	88,116,007	85,223,585

End of year	$120,565,262	$88,116,007

Other Information:
Shares
Sold	517,378	500,550
Reinvested	975,773	—
Redeemed	(1,045,928)	(1,193,485)

Net Increase/(Decrease)	447,223	(692,935)

12	The accompanying notes are an integral part of these financial statements.

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13

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/13	$14.83	$(0.10)	$7.39	$7.29	$—	$(3.25)	$(3.25)
Year Ended 12/31/12	12.84	(0.07)	2.06	1.99	—	—	—
Year Ended 12/31/11	13.14	(0.09)	(0.21)	(0.30)	—	—	—
Year Ended 12/31/10	10.30	(0.07)	2.91	2.84	—	—	—
Year Ended 12/31/09	7.51	(0.03)	2.82	2.79	—	—	—

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
$18.87	50.13%	$120,565	0.85%	0.85%	(0.59)%	(0.59)%	101%
14.83	15.50%	88,116	0.88%	0.88%	(0.46)%	(0.46)%	98%
12.84	(2.28)%	85,224	0.86%	0.86%	(0.63)%	(0.63)%	97%
13.14	27.57%	100,229	0.86%	0.86%	(0.52)%	(0.52)%	121%
10.30	37.15%	118,171	0.85%	0.88%	(0.33)%	(0.36)%	177%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2013

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Small Cap Growth Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market.

16

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure.

Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state authorities for tax years before 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated

17

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.75%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares. During 2013, the Board of Trustees approved the appointment of RS Funds Distributor, LLC (“RSFD”), a wholly-owned subsidiary of RS Investments, to serve as distributor of the Fund. The change in distributor from GIS to RSFD is expected to take place in the first quarter of 2014, but not before RSFD shall complete its registration as a broker pursuant to Section 15(b) of the Securities Exchange Act of 1934, as amended, and becomes a member of the Financial Industry Regulatory Authority (FINRA).

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2013 and December 31, 2012, was as follows:

	Ordinary Income	Long-Term Capital Gains
2013	$3,983,484	$13,638,984
2012	—	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2013, the Fund made the following reclassifications of permanent book and tax basis differences:

Undistributed Net Investment Loss	Accumulated Net Realized Gain
$618,291	$(618,291)

18

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

The tax basis of distributable earnings as of December 31, 2013 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$1,494,178	$3,115,766

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2013, the Fund utilized $38,864 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2013, was $88,665,807. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2013, aggregated $32,981,536 and $(1,231,294), respectively, resulting in net unrealized appreciation of $31,750,242.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $103,986,806 and $114,927,352, respectively, for the year ended December 31, 2013.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2013, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Small Cap Growth Equity VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Growth Equity VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2014

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and GIS, and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 1, 2013, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2013. Before the Board meeting on August 1, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of the Funds sub-advised by GIS, RS Investments had traditionally paid the majority, in most cases the large majority, of the advisory fees it received to GIS, but that an amendment to the Sub-Advisory Agreements, effective as of January 1, 2013, changed the allocation of the advisory fees for such sub-advised Funds to increase

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

the portion of the advisory fees retained by RS Investments with respect to those Funds. The Trustees approved that re-allocation as requested by RS Investments based on its explanation that the new allocation would better reflect the current and expected respective responsibilities of RS Investments and GIS, as well as the commitment of The Guardian Life Insurance Company of America, RS Investments’ ultimate parent company, to supporting RS Investments as it grows and enhances its services.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median, even with the recent increase to the maximum expense ratio. For the RS Global Natural Resources Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that there would remain in place an expense limitation and that the Fund has enjoyed a strong long and near term relative performance record. For the RS Partners Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and it has enjoyed a strong long and near term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation places it at the median of its peer group for total expenses based on the level stated in the prospectus.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees noted that in the reports presented to them no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, but that several Funds had experienced relatively low performance for multiple periods, including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the one and three-year periods and below the median for the five-year period, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one and three-year periods, but near the top quartile for the five and ten-year periods; and (4) RS Value Fund, which was ranked in the lowest quartile for the three and five-year periods, but in the top quartile for the one-year and ten-year periods. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which would be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the RS Value Fund’s performance has improved substantially over the past year, reflecting, in part, management’s substantial efforts in that regard, with the one-year and year-to-date relative performance well into the top quartile. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past year.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2012, and for the three months ended March 31, 2013. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds.

The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds. The Independent Trustees additionally reviewed pro forma profitability information intended to show the effect on profitability of the new allocation of advisory fees between RS Investments and GIS.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past year to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

“soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2013.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987-May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Lawrence E. Harris, September 1956	Trustee	Since December 2013	Professor of Finance and Business Economics since September 1982 and Fred V. Keenan Chair in Finance since January 1998, Marshall School of Business, University of Southern California.	32	Interactive Brokers Group, Inc. (July 2007-present); Clipper Fund, Inc. (April 2006-present)
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007-September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012-Present)	CEO and Co- Founder of TriLinc Global, LLC an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	32	TriLinc Global Impact Fund, LLC (2012-present)

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	32	Arch Capital Group Ltd. (2013-present)
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	32	None
James L. Smith, October 1959	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since July 2013	Director, BlackRock Inc. (December 2009-July 2013) and Chief Compliance Officer, BlackRock Investments, LLC (December 2012-July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007-December 2009).	N/A	N/A

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005-April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005-February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012-December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006-March 2009).	N/A	N/A
+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

27

RS VARIABLE

PRODUCTS TRUST

RS S&P 500 Index VIP Series

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 INDEX VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS S&P 500 Index VIP Series Commentary

Highlights

•	RS S&P 500 Index VIP Series (the “Fund”) returned 32.01% for the 12 months ended December 31, 2013, slightly underperforming its benchmark, the S&P 500® Index[1] (the “Index”), which returned 32.39%. The difference in performance between the Fund and the Index is primarily due to the fact that the Fund incurs fees and expenses, whereas the Index does not.

Market Overview

The U.S. equity market, as measured by the Index, delivered its strongest full year performance since 1997 as investors welcomed what appears to be more upside potential in the U.S. economy than there has been in recent years. Equity performance was particularly strong in the first quarter, with the Index returning 10.61%. Market gains continued into the second quarter but were trimmed in June after the U.S. Federal Reserve (the

“Fed”) announced that it might scale back its quantitative easing policy if the U.S. economy continued to strengthen. Uncertainty led to reduced investor appetite for risk and the Index ended the second quarter with a modest 2.91% gain. Continued signs of economic recovery, including falling unemployment and unexpectedly robust gross domestic product growth in the third quarter helped the Index post better results in the second half of 2013. Third and fourth quarter returns were 5.24% and 10.51%, respectively. In our view, the ongoing economic recovery continues to diminish the risk of a step back into recession.

The U.S. economy added an average of 182,000 jobs a month in 2013, and the auto and housing markets, which historically have had vast reverberations throughout the U.S. economy, exceeded expectations. The consumer’s role in the continuing recovery is highlighted by the consumer discretionary sector return of 43.08% for the full year. The weakest sectors were utilities (13.21%) and telecommunications services (11.47%).

3

RS S&P 500 INDEX VIP SERIES

Characteristics (unaudited)

Total Net Assets: $133,040,116

Sector Allocation[2]

Top Ten Holdings[3]

Holding	% of Total Net Assets
Apple, Inc.	3.07%
Exxon Mobil Corp.	2.68%
Google, Inc., Class A	1.89%
General Electric Co.	1.72%
Microsoft Corp.	1.71%
Johnson & Johnson	1.55%
Chevron Corp.	1.45%
The Procter & Gamble Co.	1.34%
JPMorgan Chase & Co.	1.33%
Wells Fargo & Co.	1.32%
Total	18.06%

1	The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the Index, and, unlike the Fund, it does not incur fees and expenses.
2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and Index exist due the presence of cash and other short term assets/liabilities (including futures) in the portfolio.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

4

RS S&P 500 INDEX VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS S&P 500 Index VIP Series	8/25/99	32.01%	15.90%	17.67%	7.13%	3.75%
S&P 500® Index[1]		32.39%	16.18%	17.94%	7.41%	3.98%

Results of a Hypothetical $10,000 Investment

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period 7/1/13-12/31/13
Based on Actual Return	$1,000.00	$1,160.85	$1.53	0.28%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,023.79	$1.43	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS – RS S&P 500 INDEX VIP SERIES

December 31, 2013	Shares	Value
Common Stocks – 99.0%
Advertising Agencies – 0.2%
Nielsen Holdings N.V.	1,722	$79,022
Omnicom Group, Inc.	2,072	154,095
The Interpublic Group of Companies, Inc.	3,384	59,897

		293,014
Aerospace – 2.1%
General Dynamics Corp.	2,660	254,163
L-3 Communications Holdings, Inc.	731	78,115
Lockheed Martin Corp.	2,160	321,106
Northrop Grumman Corp.	1,845	211,455
Raytheon Co.	2,585	234,459
Rockwell Collins, Inc.	1,087	80,351
Textron, Inc.	2,247	82,600
The Boeing Co.	5,562	759,157
United Technologies Corp.	6,776	771,109

		2,792,515
Air Transport – 0.5%
Delta Air Lines, Inc.	6,875	188,856
FedEx Corp.	2,381	342,316
Southwest Airlines Co.	5,660	106,635

		637,807
Aluminum – 0.1%
Alcoa, Inc.	8,568	91,078

		91,078
Asset Management & Custodian – 0.9%
BlackRock, Inc.	1,001	316,787
Franklin Resources, Inc.	3,258	188,084
Invesco Ltd.	3,563	129,693
Legg Mason, Inc.	871	37,871
Northern Trust Corp.	1,808	111,897
State Street Corp.	3,574	262,296
T. Rowe Price Group, Inc.	2,078	174,074

		1,220,702
Auto Parts – 0.5%
BorgWarner, Inc.	1,836	102,651
Delphi Automotive PLC	2,263	136,074
Genuine Parts Co.	1,242	103,322
Johnson Controls, Inc.	5,488	281,534

		623,581
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.	1,968	46,937

		46,937
Automobiles – 0.6%
Ford Motor Co.	31,572	487,156
General Motors Co.(1)	7,542	308,241

		795,397
Back Office Support, HR and Consulting – 0.7%
Accenture PLC, Class A	5,168	424,913
Automatic Data Processing, Inc.	3,870	312,735

December 31, 2013	Shares	Value
Back Office Support, HR and Consulting (continued)
Iron Mountain, Inc.	1,363	$41,367
Paychex, Inc.	2,595	118,150
Robert Half International, Inc.	1,118	46,945

		944,110
Banks: Diversified – 3.8%
Bank of America Corp.(2)	86,095	1,340,499
BB&T Corp.	5,640	210,485
Comerica, Inc.	1,496	71,120
Fifth Third Bancorp	7,108	149,481
Huntington Bancshares, Inc.	6,649	64,163
KeyCorp	7,304	98,020
M&T Bank Corp.	1,042	121,310
Regions Financial Corp.	11,187	110,639
SunTrust Banks, Inc.	4,318	158,946
The PNC Financial Services Group, Inc.	4,259	330,413
U.S. Bancorp	14,740	595,496
Wells Fargo & Co.	38,723	1,758,024
Zions Bancorporation	1,477	44,251

		5,052,847
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	3,809	35,919
People’s United Financial, Inc.	2,573	38,904

		74,823
Beverage: Brewers & Distillers – 0.3%
Beam, Inc.	1,303	88,682
Brown-Forman Corp., Class B	1,302	98,392
Constellation Brands, Inc., Class A(1)	1,329	93,535
Molson Coors Brewing Co., Class B	1,268	71,199

		351,808
Beverage: Soft Drinks – 1.9%
Coca-Cola Enterprises, Inc.	1,993	87,951
Dr. Pepper Snapple Group, Inc.	1,635	79,657
Monster Beverage Corp.(1)	1,087	73,666
PepsiCo, Inc.	12,360	1,025,138
The Coca-Cola Co.	30,554	1,262,186

		2,528,598
Biotechnology – 2.4%
AbbVie, Inc.	12,705	670,951
Alexion Pharmaceuticals, Inc.(1)	1,564	208,106
Amgen, Inc.	6,037	689,184
Baxter International, Inc.	4,342	301,986
Biogen Idec, Inc.(1)	1,902	532,084
Celgene Corp.(1)	3,296	556,892
Life Technologies Corp.(1)	1,381	104,680
Regeneron Pharmaceuticals, Inc.(1)	612	168,447

		3,232,330
Building Materials – 0.1%
Masco Corp.	2,859	65,100
Vulcan Materials Co.	1,055	62,688

		127,788

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS – RS S&P 500 INDEX VIP SERIES

December 31, 2013	Shares	Value
Building: Climate Control – 0.1%
Ingersoll-Rand PLC	2,170	$133,672

		133,672
Cable Television Services – 1.3%
Cablevision Systems Corp., Class A	1,715	30,750
Comcast Corp., Class A	20,961	1,089,238
DIRECTV(1)	4,092	282,716
Scripps Networks Interactive, Inc., Class A	876	75,695
Time Warner Cable, Inc.	2,291	310,431

		1,788,830
Casinos & Gambling – 0.0%
International Game Technology	2,087	37,900

		37,900
Chemicals: Diversified – 1.1%
Airgas, Inc.	528	59,057
E.I. du Pont de Nemours & Co.	7,400	480,778
Eastman Chemical Co.	1,251	100,956
Ecolab, Inc.	2,173	226,579
FMC Corp.	1,091	82,327
Sigma-Aldrich Corp.	964	90,625
The Dow Chemical Co.	9,691	430,280

		1,470,602
Chemicals: Specialty – 0.6%
Air Products & Chemicals, Inc.	1,670	186,673
International Flavors & Fragrances, Inc.	653	56,145
LyondellBasell Industries N.V., Class A	3,590	288,205
Praxair, Inc.	2,370	308,171

		839,194
Coal – 0.1%
CONSOL Energy, Inc.	1,832	69,689
Peabody Energy Corp.	2,161	42,205

		111,894
Commercial Services: Rental & Leasing – 0.0%
Ryder System, Inc.	427	31,504

		31,504
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	2,834	167,688

		167,688
Communications Technology – 1.9%
Cisco Systems, Inc.	42,967	964,609
Harris Corp.	857	59,827
JDS Uniphase Corp.(1)	1,895	24,597
Juniper Networks, Inc.(1)	4,056	91,544
QUALCOMM, Inc.	13,748	1,020,789
Seagate Technology PLC	2,597	145,848
TE Connectivity Ltd.	3,329	183,461

		2,490,675
Computer Services, Software & Systems – 5.9%
Adobe Systems, Inc.(1)	3,744	224,191

December 31, 2013	Shares	Value
Computer Services, Software & Systems (continued)
Akamai Technologies, Inc.(1)	1,424	$67,184
Autodesk, Inc.(1)	1,801	90,644
CA, Inc.	2,629	88,466
Citrix Systems, Inc.(1)	1,500	94,875
Cognizant Technology Solutions Corp., Class A(1)	2,417	244,069
Computer Sciences Corp.	1,184	66,162
F5 Networks, Inc.(1)	632	57,423
Google, Inc., Class A(1)	2,241	2,511,511
Intuit, Inc.	2,379	181,565
Microsoft Corp.(2)	60,747	2,273,760
Oracle Corp.	28,576	1,093,318
Red Hat, Inc.(1)	1,519	85,125
Salesforce.com, Inc.(1)	4,394	242,505
Symantec Corp.	5,598	132,001
Teradata Corp.(1)	1,310	59,592
VeriSign, Inc.(1)	1,082	64,682
Yahoo!, Inc.(1)	7,602	307,425

		7,884,498
Computer Technology – 5.2%
Apple, Inc.(2)	7,281	4,085,442
EMC Corp.	16,676	419,401
Hewlett-Packard Co.	15,402	430,948
International Business Machines Corp.(2)	8,252	1,547,828
NetApp, Inc.	2,726	112,148
SanDisk Corp.	1,927	135,931
Western Digital Corp.	1,705	143,049

		6,874,747
Consumer Electronics – 0.1%
Garmin Ltd.	986	45,573
Harman International Industries, Inc.	545	44,608

		90,181
Consumer Lending – 0.1%
SLM Corp.	3,496	91,875

		91,875
Consumer Services: Miscellaneous – 0.4%
eBay, Inc.(1)	9,337	512,508
H & R Block, Inc.	2,182	63,365

		575,873
Containers & Packaging – 0.2%
Ball Corp.	1,163	60,081
Bemis Co., Inc.	837	34,283
MeadWestvaco Corp.	1,427	52,699
Owens-Illinois, Inc.(1)	1,318	47,158
Sealed Air Corp.	1,581	53,833

		248,054
Copper – 0.2%
Freeport-McMoRan Copper & Gold, Inc.	8,318	313,921

		313,921

8	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2013	Shares	Value
Cosmetics – 0.2%
Avon Products, Inc.	3,470	$59,753
The Estee Lauder Companies, Inc., Class A	2,049	154,331

		214,084
Diversified Financial Services – 3.7%
Ameriprise Financial, Inc.	1,586	182,469
Capital One Financial Corp.	4,680	358,535
Citigroup, Inc.	24,378	1,270,338
JPMorgan Chase & Co.(2)	30,167	1,764,166
Leucadia National Corp.	2,511	71,162
Morgan Stanley	11,143	349,444
The Bank of New York Mellon Corp.	9,220	322,147
The Goldman Sachs Group, Inc.	3,348	593,466

		4,911,727
Diversified Manufacturing Operations – 3.6%
3M Co.	5,203	729,721
Danaher Corp.	4,793	370,020
Dover Corp.	1,371	132,356
Eaton Corp. PLC	3,791	288,571
General Electric Co.(2)	81,613	2,287,612
Honeywell International, Inc.	6,304	575,996
Illinois Tool Works, Inc.	3,303	277,716
Tyco International Ltd.	3,718	152,587

		4,814,579
Diversified Media – 1.0%
Discovery Communications, Inc., Class A(1)	1,851	167,367
News Corp., Class A(1)	3,987	71,846
Time Warner, Inc.	7,373	514,046
Twenty-First Century Fox, Inc., Class A	15,918	559,995

		1,313,254
Diversified Retail – 2.7%
Amazon.com, Inc.(1)	2,965	1,182,412
Costco Wholesale Corp.	3,499	416,416
Dollar General Corp.(1)	2,386	143,924
Dollar Tree, Inc.(1)	1,794	101,217
Family Dollar Stores, Inc.	765	49,702
J.C. Penney Co., Inc.(1)	2,440	22,326
Kohl’s Corp.	1,633	92,673
Macy’s, Inc.	3,016	161,054
Nordstrom, Inc.	1,156	71,441
Target Corp.	5,058	320,020
Wal-Mart Stores, Inc.	13,045	1,026,511

		3,587,696
Drug & Grocery Store Chains – 1.1%
CVS Caremark Corp.	9,844	704,535
Safeway, Inc.	1,932	62,925
The Kroger Co.	4,167	164,722
Walgreen Co.	6,967	400,184

December 31, 2013	Shares	Value
Drug & Grocery Store Chains (continued)
Whole Foods Market, Inc.	2,985	$172,623

		1,504,989
Electronic Components – 0.2%
Amphenol Corp., Class A	1,281	114,240
Corning, Inc.	11,704	208,565

		322,805
Electronic Entertainment – 0.0%
Electronic Arts, Inc.(1)	2,457	56,364

		56,364
Energy Equipment – 0.0%
First Solar, Inc.(1)	555	30,325

		30,325
Engineering & Contracting Services – 0.2%
Fluor Corp.	1,305	104,779
Jacobs Engineering Group, Inc.(1)	1,059	66,706
Quanta Services, Inc.(1)	1,706	53,841

		225,326
Entertainment – 1.0%
The Walt Disney Co.	13,315	1,017,266
Viacom, Inc., Class B	3,479	303,856

		1,321,122
Environmental, Maintenance, And Security Services – 0.1%
Cintas Corp.	835	49,758
Stericycle, Inc.(1)	700	81,319

		131,077
Fertilizers – 0.6%
CF Industries Holdings, Inc.	460	107,199
Monsanto Co.	4,277	498,484
The Mosaic Co.	2,730	129,047

		734,730
Financial Data & Systems – 2.3%
American Express Co.	7,436	674,668
Discover Financial Services	3,878	216,974
Equifax, Inc.	979	67,639
Fidelity National Information Services, Inc.	2,349	126,094
Fiserv, Inc.(1)	2,086	123,178
MasterCard, Inc., Class A	838	700,116
Moody’s Corp.	1,554	121,942
The Dun & Bradstreet Corp.	321	39,403
The Western Union Co.	4,424	76,314
Total System Services, Inc.	1,335	44,429
Visa, Inc., Class A	4,136	921,005

		3,111,762
Foods – 1.5%
Campbell Soup Co.	1,430	61,890
ConAgra Foods, Inc.	3,382	113,973
General Mills, Inc.	5,144	256,737
Hormel Foods Corp.	1,093	49,371

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS – RS S&P 500 INDEX VIP SERIES

December 31, 2013	Shares	Value
Foods (continued)
Kellogg Co.	2,062	$125,926
Kraft Foods Group, Inc.	4,763	256,821
McCormick & Co., Inc.	1,057	72,848
Mead Johnson Nutrition Co.	1,623	135,943
Mondelez International, Inc., Class A	14,271	503,766
Sysco Corp.	4,715	170,212
The Hershey Co.	1,201	116,773
The JM Smucker Co.	843	87,352
Tyson Foods, Inc., Class A	2,230	74,616

		2,026,228
Fruit & Grain Processing – 0.2%
Archer-Daniels-Midland Co.	5,280	229,152

		229,152
Gas Pipeline – 0.4%
EQT Corp.	1,206	108,275
Kinder Morgan, Inc.	5,395	194,220
Spectra Energy Corp.	5,362	190,994

		493,489
Gold – 0.1%
Newmont Mining Corp.	3,984	91,751

		91,751
Health Care Facilities – 0.1%
DaVita HealthCare Partners, Inc.(1)	1,414	89,605
Tenet Healthcare Corp.(1)	815	34,328

		123,933
Health Care Management Services – 1.0%
Aetna, Inc.	2,982	204,535
CIGNA Corp.	2,267	198,317
Humana, Inc.	1,262	130,264
UnitedHealth Group, Inc.	8,148	613,544
WellPoint, Inc.	2,407	222,383

		1,369,043
Health Care Services – 0.7%
Cerner Corp.(1)	2,364	131,769
Express Scripts Holding Co.(1)	6,525	458,316
McKesson Corp.	1,832	295,685

		885,770
Home Building – 0.1%
D.R. Horton, Inc.	2,276	50,800
Lennar Corp., Class A	1,326	52,457
PulteGroup, Inc.	2,800	57,036

		160,293
Hotel/Motel – 0.3%
Marriott International, Inc., Class A	1,823	89,983
Starwood Hotels & Resorts Worldwide, Inc.	1,559	123,863
Wyndham Worldwide Corp.	1,066	78,554
Wynn Resorts Ltd.	640	124,294

		416,694

December 31, 2013	Shares	Value
Household Appliances – 0.1%
Whirlpool Corp.	635	$99,606

		99,606
Household Equipment & Products – 0.1%
Newell Rubbermaid, Inc.	2,312	74,932

		74,932
Household Furnishings – 0.0%
Leggett & Platt, Inc.	1,145	35,426

		35,426
Insurance: Life – 0.7%
Aflac, Inc.	3,736	249,565
Lincoln National Corp.	2,120	109,434
Principal Financial Group, Inc.	2,194	108,186
Prudential Financial, Inc.	3,734	344,350
Torchmark Corp.	741	57,909
Unum Group	2,113	74,124

		943,568
Insurance: Multi-Line – 2.7%
American International Group, Inc.	11,828	603,819
Aon PLC	2,477	207,796
Assurant, Inc.	601	39,888
Berkshire Hathaway, Inc., Class B(1)	14,425	1,710,228
Genworth Financial, Inc., Class A(1)	3,951	61,359
Loews Corp.	2,462	118,767
Marsh & McLennan Companies, Inc.	4,410	213,268
MetLife, Inc.	8,974	483,878
The Hartford Financial Services Group, Inc.	3,652	132,312

		3,571,315
Insurance: Property-Casualty – 0.9%
ACE Ltd.	2,726	282,223
Cincinnati Financial Corp.	1,178	61,692
The Allstate Corp.	3,715	202,616
The Chubb Corp.	2,048	197,898
The Progressive Corp.	4,440	121,079
The Travelers Companies, Inc.	2,993	270,986
XL Group PLC	2,294	73,041

		1,209,535
Leisure Time – 0.6%
Carnival Corp.	3,509	140,956
Expedia, Inc.	860	59,908
Priceline.com, Inc.(1)	414	481,234
TripAdvisor, Inc.(1)	895	74,133

		756,231
Luxury Items – 0.1%
Fossil Group, Inc.(1)	403	48,336
Tiffany & Co.	882	81,832

		130,168
Machinery: Agricultural – 0.2%
Deere & Co.	3,069	280,292

		280,292

10	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2013	Shares	Value
Machinery: Construction & Handling – 0.4%
Caterpillar, Inc.	5,099	$463,040

		463,040
Machinery: Engines – 0.2%
Cummins, Inc.	1,396	196,794

		196,794
Machinery: Industrial – 0.0%
Joy Global, Inc.	863	50,477

		50,477
Machinery: Tools – 0.1%
Snap-on, Inc.	467	51,146
Stanley Black & Decker, Inc.	1,283	103,525

		154,671
Medical & Dental Instruments & Supplies – 0.7%
Becton, Dickinson and Co.	1,557	172,033
Boston Scientific Corp.(1)	10,762	129,359
CR Bard, Inc.	634	84,918
DENTSPLY International, Inc.	1,141	55,316
Edwards Lifesciences Corp.(1)	905	59,513
Patterson Companies, Inc.	671	27,645
St. Jude Medical, Inc.	2,301	142,547
Stryker Corp.	2,363	177,556
Zimmer Holdings, Inc.	1,349	125,713

		974,600
Medical Equipment – 1.0%
CareFusion Corp.(1)	1,718	68,411
Covidien PLC	3,687	251,085
Intuitive Surgical, Inc.(1)	326	125,210
Medtronic, Inc.	7,994	458,776
PerkinElmer, Inc.	897	36,983
Thermo Fisher Scientific, Inc.	2,876	320,242
Varian Medical Systems, Inc.(1)	869	67,513

		1,328,220
Medical Services – 0.1%
Laboratory Corp. of America Holdings(1)	723	66,060
Quest Diagnostics, Inc.	1,218	65,212

		131,272
Metal Fabricating – 0.3%
Fastenal Co.	2,188	103,952
Precision Castparts Corp.	1,173	315,889

		419,841
Metals & Minerals: Diversified – 0.0%
Cliffs Natural Resources, Inc.	1,231	32,264

		32,264
Office Supplies & Equipment – 0.1%
Avery Dennison Corp.	798	40,052
Pitney Bowes, Inc.	1,615	37,630
Xerox Corp.	9,285	112,998

		190,680

December 31, 2013	Shares	Value
Offshore Drilling & Other Services – 0.1%
Diamond Offshore Drilling, Inc.	557	$31,704
Transocean Ltd.	2,566	126,812

		158,516
Oil Well Equipment & Services – 1.7%
Baker Hughes, Inc.	3,540	195,620
Cameron International Corp.(1)	1,973	117,453
Ensco PLC, Class A	1,867	106,755
FMC Technologies, Inc.(1)	1,901	99,251
Halliburton Co.	6,777	343,933
Helmerich & Payne, Inc.	864	72,645
Nabors Industries Ltd.	2,081	35,356
National Oilwell Varco, Inc.	3,424	272,311
Noble Corp. PLC	2,030	76,064
Rowan Companies PLC, Class A(1)	995	35,183
Schlumberger Ltd.	10,604	955,527

		2,310,098
Oil: Crude Producers – 2.1%
Anadarko Petroleum Corp.	4,018	318,708
Apache Corp.	3,236	278,102
Cabot Oil & Gas Corp.	3,377	130,892
Chesapeake Energy Corp.	4,061	110,216
Denbury Resources, Inc.(1)	2,990	49,126
Devon Energy Corp.	3,058	189,198
EOG Resources, Inc.	2,180	365,891
Newfield Exploration Co.(1)	1,099	27,068
Noble Energy, Inc.	2,878	196,021
Occidental Petroleum Corp.	6,455	613,870
Pioneer Natural Resources Co.	1,110	204,318
QEP Resources, Inc.	1,451	44,473
Range Resources Corp.	1,307	110,193
Southwestern Energy Co.(1)	2,817	110,793
WPX Energy, Inc.(1)	1,605	32,710

		2,781,579
Oil: Integrated – 5.2%
Chevron Corp.	15,484	1,934,106
ConocoPhillips	9,796	692,087
Exxon Mobil Corp.(2)	35,275	3,569,830
Hess Corp.	2,312	191,896
Marathon Oil Corp.	5,679	200,469
Murphy Oil Corp.	1,408	91,351
The Williams Cos., Inc.	5,470	210,978

		6,890,717
Oil: Refining And Marketing – 0.7%
Marathon Petroleum Corp.	2,509	230,151
Phillips 66	4,897	377,706
Tesoro Corp.	1,089	63,706
Valero Energy Corp.	4,345	218,988

		890,551

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS – RS S&P 500 INDEX VIP SERIES

December 31, 2013	Shares	Value
Paints & Coatings – 0.3%
PPG Industries, Inc.	1,143	$216,781
The Sherwin-Williams Co.	686	125,881

		342,662
Paper – 0.1%
International Paper Co.	3,564	174,743

		174,743
Personal Care – 2.0%
Colgate-Palmolive Co.	7,062	460,513
Kimberly-Clark Corp.	3,082	321,945
The Clorox Co.	1,046	97,027
The Procter & Gamble Co.(2)	21,958	1,787,601

		2,667,086
Pharmaceuticals – 6.7%
Abbott Laboratories	12,455	477,400
Actavis PLC(1)	1,389	233,352
Allergan, Inc.	2,375	263,815
AmerisourceBergen Corp.	1,850	130,074
Bristol-Myers Squibb Co.	13,193	701,208
Cardinal Health, Inc.	2,721	181,790
Eli Lilly & Co.	7,943	405,093
Forest Laboratories, Inc.(1)	1,881	112,916
Gilead Sciences, Inc.(1)	12,266	921,790
Hospira, Inc.(1)	1,326	54,737
Johnson & Johnson(2)	22,583	2,068,377
Merck & Co., Inc.	23,452	1,173,773
Mylan, Inc.(1)	3,054	132,544
Perrigo Co. PLC	754	115,709
Pfizer, Inc.	53,055	1,625,075
Vertex Pharmaceuticals, Inc.(1)	1,865	138,569
Zoetis, Inc.	4,005	130,923

		8,867,145
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	495	126,433

		126,433
Production Technology Equipment – 0.3%
Applied Materials, Inc.	9,627	170,302
KLA-Tencor Corp.	1,329	85,667
Lam Research Corp.(1)	1,304	71,003
Teradyne, Inc.(1)	1,528	26,923

		353,895
Publishing – 0.2%
Gannett Co., Inc.	1,834	54,250
Graham Holdings Co. Class B	38	25,206
McGraw Hill Financial, Inc.	2,196	171,727

		251,183
Radio & TV Broadcasters – 0.2%
CBS Corp., Class B	4,508	287,340

		287,340

December 31, 2013	Shares	Value
Railroads – 0.9%
CSX Corp.	8,165	$234,907
Kansas City Southern	895	110,828
Norfolk Southern Corp.	2,500	232,075
Union Pacific Corp.	3,718	624,624

		1,202,434
Real Estate – 0.0%
CBRE Group, Inc. Class A(1)	2,223	58,465

		58,465
Real Estate Investment Trusts – 1.8%
American Tower Corp.	3,169	252,950
Apartment Investment & Management Co., Class A	1,169	30,289
AvalonBay Communities, Inc.	988	116,811
Boston Properties, Inc.	1,216	122,050
Equity Residential	2,685	139,271
HCP, Inc.	3,642	132,277
Health Care REIT, Inc.	2,297	123,050
Host Hotels & Resorts, Inc.	6,010	116,834
Kimco Realty Corp.	3,275	64,681
Plum Creek Timber Co., Inc.	1,319	61,347
Prologis, Inc.	3,992	147,504
Public Storage, Inc.	1,157	174,152
Simon Property Group, Inc.	2,491	379,031
The Macerich Co.	1,116	65,721
Ventas, Inc.	2,349	134,551
Vornado Realty Trust	1,393	123,684
Weyerhaeuser Co.	4,680	147,748

		2,331,951
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	1,796	124,355

		124,355
Restaurants – 1.3%
Chipotle Mexican Grill, Inc.(1)	258	137,457
Darden Restaurants, Inc.	1,051	57,143
McDonald’s Corp.	8,012	777,405
Starbucks Corp.	6,021	471,986
Yum! Brands, Inc.	3,577	270,457

		1,714,448
Scientific Instruments: Control & Filter – 0.6%
Allegion PLC(1)	723	31,949
FLIR Systems, Inc.	1,137	34,224
Flowserve Corp.	1,127	88,841
Pall Corp.	903	77,071
Parker Hannifin Corp.	1,196	153,854
Rockwell Automation, Inc.	1,119	132,221
Roper Industries, Inc.	804	111,499
The ADT Corp.	1,603	64,873
Waters Corp.(1)	683	68,300

		762,832

12	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2013	Shares	Value
Scientific Instruments: Electrical – 0.4%
AMETEK, Inc.	1,957	$103,075
Emerson Electric Co.	5,727	401,921

		504,996
Scientific Instruments: Gauges & Meters – 0.1%
Agilent Technologies, Inc.	2,651	151,611

		151,611
Scientific Instruments: Pollution Control – 0.3%
Pentair Ltd.	1,596	123,961
Republic Services, Inc.	2,176	72,243
Waste Management, Inc.	3,494	156,776
Xylem, Inc.	1,485	51,381

		404,361
Securities Brokerage & Services – 0.6%
CME Group, Inc.	2,518	197,562
E*TRADE Financial Corp.(1)	2,298	45,133
IntercontinentalExchange Group, Inc.	914	205,577
The Charles Schwab Corp.	9,267	240,942
The NASDAQ OMX Group, Inc.	926	36,855

		726,069
Semiconductors & Components – 1.7%
Altera Corp.	2,565	83,439
Analog Devices, Inc.	2,489	126,765
Broadcom Corp., Class A	4,408	130,697
Intel Corp.	39,925	1,036,453
Linear Technology Corp.	1,869	85,133
LSI Corp.	4,385	48,323
Microchip Technology, Inc.	1,587	71,018
Micron Technology, Inc.(1)	8,322	181,087
NVIDIA Corp.	4,630	74,172
Texas Instruments, Inc.	8,825	387,506
Xilinx, Inc.	2,125	97,580

		2,322,173
Specialty Retail – 2.3%
Abercrombie & Fitch Co., Class A	613	20,174
AutoNation, Inc.(1)	515	25,590
AutoZone, Inc.(1)	285	136,213
Bed, Bath & Beyond, Inc.(1)	1,752	140,686
Best Buy Co., Inc.	2,161	86,181
CarMax, Inc.(1)	1,800	84,636
GameStop Corp., Class A	937	46,157
L Brands, Inc.	1,951	120,669
Lowe’s Companies, Inc.	8,429	417,657
Netflix, Inc.(1)	472	173,776
O’Reilly Automotive, Inc.(1)	870	111,978
PetSmart, Inc.	828	60,237
Ross Stores, Inc.	1,737	130,153
Staples, Inc.	5,294	84,122
The Gap, Inc.	2,211	86,406
The Home Depot, Inc.	11,480	945,263

December 31, 2013	Shares	Value
Specialty Retail (continued)
The TJX Companies, Inc.	5,732	$365,300
Urban Outfitters, Inc.(1)	874	32,425

		3,067,623
Steel – 0.2%
Allegheny Technologies, Inc.	874	31,141
Nucor Corp.	2,546	135,905
United States Steel Corp.	1,156	34,102

		201,148
Technology: Miscellaneous – 0.0%
Jabil Circuit, Inc.	1,478	25,776

		25,776
Telecommunications Equipment – 0.2%
Crown Castle International Corp.(1)	2,349	172,487
Motorola Solutions, Inc.	1,897	128,048

		300,535
Textiles, Apparel & Shoes – 0.7%
Coach, Inc.	2,252	126,405
NIKE, Inc., Class B	5,993	471,289
PVH Corp.	647	88,005
Ralph Lauren Corp.	488	86,166
VF Corp.	2,808	175,051

		946,916
Tobacco – 1.5%
Altria Group, Inc.	16,064	616,697
Lorillard, Inc.	2,997	151,888
Philip Morris International, Inc.	12,971	1,130,163
Reynolds American, Inc.	2,551	127,525

		2,026,273
Toys – 0.1%
Hasbro, Inc.	931	51,214
Mattel, Inc.	2,768	131,702

		182,916
Transportation Miscellaneous – 0.5%
Expeditors International of Washington, Inc.	1,656	73,278
United Parcel Service, Inc., Class B	5,789	608,308

		681,586
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,287	75,084

		75,084
Utilities: Electrical – 2.5%
AES Corp.	4,933	71,578
Ameren Corp.	1,944	70,295
American Electric Power Co., Inc.	3,894	182,006
CMS Energy Corp.	2,129	56,993
Consolidated Edison, Inc.	2,347	129,742
Dominion Resources, Inc.	4,628	299,385
DTE Energy Co.	1,402	93,079
Duke Energy Corp.	5,654	390,183

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS – RS S&P 500 INDEX VIP SERIES

December 31, 2013	Shares	Value
Utilities: Electrical (continued)
Edison International	2,611	$120,889
Entergy Corp.	1,428	90,350
Exelon Corp.	6,857	187,813
FirstEnergy Corp.	3,351	110,516
NextEra Energy, Inc.	3,402	291,279
Northeast Utilities	2,521	106,865
NRG Energy, Inc.	2,584	74,213
Pepco Holdings, Inc.	1,992	38,107
PG&E Corp.	3,568	143,719
Pinnacle West Capital Corp.	892	47,205
PPL Corp.	5,066	152,436
Public Service Enterprise Group, Inc.	4,054	129,890
SCANA Corp.	1,130	53,031
TECO Energy, Inc.	1,639	28,256
The Southern Co.	7,003	287,893
Wisconsin Energy Corp.	1,833	75,776
Xcel Energy, Inc.	3,983	111,285

		3,342,784
Utilities: Gas Distributors – 0.4%
AGL Resources, Inc.	958	45,246
CenterPoint Energy, Inc.	3,434	79,600
NiSource, Inc.	2,500	82,200
ONEOK, Inc.	1,665	103,530
Sempra Energy	1,806	162,107

		472,683
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	634	34,496

		34,496
Utilities: Telecommunications – 2.1%
AT&T, Inc.(2)	42,562	1,496,480
CenturyLink, Inc.	4,814	153,326
Frontier Communications Corp.	7,994	37,172
Verizon Communications, Inc.	22,922	1,126,387
Windstream Holdings, Inc.	4,749	37,897

		2,851,262
Total Common Stocks (Cost $58,209,366)		131,698,293

December 31, 2013	Principal Amount	Value
U.S. Government Securities – 0.1%
U.S. Treasury Note 3.125% due 5/15/2019(2)	$145,000	$154,515
Total U.S. Government Securities (Cost $143,162)		154,515

	Principal Amount	Value
Repurchase Agreements – 0.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $1,194,000, due 1/2/2014(3)	1,194,000	1,194,000
Total Repurchase Agreements (Cost $1,194,000)		1,194,000
Total Investments - 100.0% (Cost $59,546,528)		133,046,808
Other Liabilities, Net - 0.0%		(6,692)
Total Net Assets - 100.0%		$133,040,116

(1)	Non-income producing security.
(2)	Securities are segregated to cover anticipated or existing derivative positions.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	2.00%	1/30/2023	$1,218,074

The table below presents futures contracts as of December 31, 2013:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Purchased Futures Contracts
E-mini S&P 500 Futures	Goldman Sachs & Co.	16	3/21/2014	$1,473	$46,989

14	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$131,698,293	$—	$—	$131,698,293
U.S. Government Securities	—	154,515	—	154,515
Repurchase Agreements	—	1,194,000	—	1,194,000
Other Financial Instruments:
Financial Futures Contracts	46,989	—	—	46,989
Total	$131,745,282	$1,348,515	$—	$133,093,797

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statement of Assets and Liabilities As of December 31, 2013
Assets
Investments, at value	$133,046,808
Cash and cash equivalents	25,992
Dividends/interest receivable	177,972
Receivable for fund shares subscribed	14,376
Receivable for variation margin	5,120

Total Assets	133,270,268

Liabilities
Payable for fund shares redeemed	182,514
Payable to adviser	18,080
Accrued trustees’ fees	1,728
Accrued expenses/other liabilities	27,830

Total Liabilities	230,152

Total Net Assets	$133,040,116

Net Assets Consist of:
Paid-in capital	$89,508,099
Accumulated net realized loss from investments and futures contracts	(30,015,252)
Net unrealized appreciation on investments and futures contracts	73,547,269

Total Net Assets	$133,040,116

Investments, at Cost	$59,546,528

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	9,902,532
Net Asset Value Per Share	$13.43

Statement of Operations For the Year Ended December 31, 2013
Investment Income
Dividends	$2,558,943
Interest	5,034
Withholding taxes on foreign dividends	(549)

Total Investment Income	2,563,428

Expenses
Investment advisory fees	307,771
Custodian fees	42,338
Professional fees	40,087
Administrative service fees	14,763
Shareholder reports	12,585
Trustees’ fees	6,312
Other expenses	18,098

Total Expenses	441,954

Less: Fee waiver by adviser	(97,251)

Total Expenses, Net	344,703

Net Investment Income	2,218,725

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	2,759,223
Net realized gain from futures contracts	791,446
Net change in unrealized appreciation/depreciation on investments	28,279,547
Net change in unrealized appreciation/depreciation on futures contracts	49,421

Net Gain on Investments and Futures Contracts	31,879,637

Net Increase in Net Assets Resulting from Operations	$34,098,362

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment income	$2,218,725	$2,147,289
Net realized gain from investments and futures contracts	3,550,669	2,288,854
Net change in unrealized appreciation/depreciation on investments and futures contracts	28,328,968	11,224,704

Net Increase in Net Assets Resulting from Operations	34,098,362	15,660,847

Distributions to Shareholders
Net investment income	(2,226,860)	(2,134,513)

Total Distributions	(2,226,860)	(2,134,513)

Capital Share Transactions
Proceeds from sales of shares	10,401,653	17,468,587
Reinvestment of distributions	2,226,861	2,134,513
Cost of shares redeemed	(24,294,062)	(20,588,598)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(11,665,548)	(985,498)

Net Increase in Net Assets	20,205,954	12,540,836

Net Assets
Beginning of year	112,834,162	100,293,326

End of year	$133,040,116	$112,834,162

Accumulated Undistributed Net Investment Income (Loss) Included in Net Assets	$—	$7,645

Other Information:
Shares
Sold	863,111	1,739,999
Reinvested	169,472	207,234
Redeemed	(2,029,790)	(2,042,897)

Net Decrease	(997,207)	(95,664)

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/13	$10.35	$0.23	$3.08	$3.31	$(0.23)	$—	$(0.23)
Year Ended 12/31/12	9.12	0.20	1.23	1.43	(0.20)	—	(0.20)
Year Ended 12/31/11	9.12	0.17	—	0.17	(0.17)	—	(0.17)
Year Ended 12/31/10	8.08	0.15	1.04	1.19	(0.15)	—	(0.15)
Year Ended 12/31/09	6.52	0.15	1.56	1.71	(0.15)	—	(0.15)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$13.43	32.01%	$133,040	0.28%	0.36%	1.80%	1.72%	2%
10.35	15.68%	112,834	0.28%	0.41%	1.97%	1.84%	3%
9.12	1.95%	100,293	0.28%	0.38%	1.76%	1.66%	3%
9.12	14.77%	109,801	0.28%	0.37%	1.74%	1.65%	5%
8.08	26.25%	104,420	0.28%	0.36%	2.03%	1.95%	5%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	19

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2013

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Future contracts shall be valued at the settlement prices established each day by the boards of trade or exchange on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

20

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state authorities for tax years before 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

21

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares. During 2013, the Board of Trustees approved the appointment of RS Funds Distributor, LLC (“RSFD”), a wholly-owned subsidiary of RS Investments, to serve as distributor of the Fund. The change in distributor from GIS to RSFD is expected to take place in the first quarter of 2014, but not before RSFD shall complete its registration as a broker pursuant to Section 15(b) of the Securities Exchange Act of 1934, as amended, and becomes a member of the Financial Industry Regulatory Authority (FINRA).

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and RS Investments. The sub-investment advisory fee is paid by RS Investments to GIS and does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the Fund’s total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to 0.28% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive fees that would otherwise be paid by the Fund or may reimburse expenses incurred by the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2013 and December 31, 2012, was as follows:

Ordinary Income
2013	$2,226,860
2012	2,134,513

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may

22

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2013, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Loss
$(10,863)	$490	$10,373

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2013, the Fund utilized $3,325,406 capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2013 were as follows:

Expiring	Amount
2016	$2,431,991
2017	17,800,138
2018	2,431,713

Total	$22,663,842

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2013, was $66,850,946. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2013, aggregated $66,930,281 and $(734,418), respectively, resulting in net unrealized appreciation of $66,195,863.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $2,220,027 and $9,859,600, respectively, for the year ended December 31, 2013.

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2013.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation on futures contracts*	$46,989
*	The cumulative appreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2013.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$791,446
	Net change in unrealized appreciation/depreciation on futures contracts	49,421

The Fund held an average daily notional value of $1,766,000 long position E-mini S&P 500 Futures Contracts for the year ended December 31, 2013.

The Fund entered into financial futures contracts as a substitute for the purchase or sale of securities or when there was significant cash received from fund shares sold.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State

23

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2013, the Fund did not borrow from the facility.

Note 6. Legal Matters

Two lawsuits have been filed relating to the Fund’s investment in Tribune Company in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. One was filed in the U.S. Bankruptcy Court for the District of Delaware; the other was filed in Delaware Superior Court. Both have since been transferred to a consolidated proceeding in the U.S. District Court for the Southern District of New York. The plaintiffs seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction. The Fund received $218,212 in the leveraged buyout transaction. The Fund cannot predict the outcomes of these proceedings. If the proceedings were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.

Note 7. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS S&P 500 Index VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500 Index VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2014

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and GIS, and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 1, 2013, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2013. Before the Board meeting on August 1, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of the Funds sub-advised by GIS, RS Investments had traditionally paid the majority, in most cases the large majority, of the advisory fees it received to GIS, but that an amendment to the Sub-Advisory Agreements, effective as of January 1, 2013, changed the allocation of the advisory fees for such sub-advised Funds to increase

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

the portion of the advisory fees retained by RS Investments with respect to those Funds. The Trustees approved that re-allocation as requested by RS Investments based on its explanation that the new allocation would better reflect the current and expected respective responsibilities of RS Investments and GIS, as well as the commitment of The Guardian Life Insurance Company of America, RS Investments’ ultimate parent company, to supporting RS Investments as it grows and enhances its services.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median, even with the recent increase to the maximum expense ratio. For the RS Global Natural Resources Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that there would remain in place an expense limitation and that the Fund has enjoyed a strong long and near term relative performance record. For the RS Partners Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and it has enjoyed a strong long and near term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation places it at the median of its peer group for total expenses based on the level stated in the prospectus.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees noted that in the reports presented to them no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, but that several Funds had experienced relatively low performance for multiple periods, including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the one and three-year periods and below the median for the five-year period, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one and three-year periods, but near the top quartile for the five and ten-year periods; and (4) RS Value Fund, which was ranked in the lowest quartile for the three and five-year periods, but in the top quartile for the one-year and ten-year periods. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which would be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the RS Value Fund’s performance has improved substantially over the past year, reflecting, in part, management’s substantial efforts in that regard, with the one-year and year-to-date relative performance well into the top quartile. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past year.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2012, and for the three months ended March 31, 2013. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds.

The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds. The Independent Trustees additionally reviewed pro forma profitability information intended to show the effect on profitability of the new allocation of advisory fees between RS Investments and GIS.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past year to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

“soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2013.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987-May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Lawrence E. Harris, September 1956	Trustee	Since December 2013	Professor of Finance and Business Economics since September 1982 and Fred V. Keenan Chair in Finance since January 1998, Marshall School of Business, University of Southern California.	32	Interactive Brokers Group, Inc. (July 2007-present); Clipper Fund, Inc. (April 2006-present)
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007-September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012-Present)	CEO and Co- Founder of TriLinc Global, LLC an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	32	TriLinc Global Impact Fund, LLC (2012-present)

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	32	Arch Capital Group Ltd. (2013-present)
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	32	None
James L. Smith, October 1959	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since July 2013	Director, BlackRock Inc. (December 2009-July 2013) and Chief Compliance Officer, BlackRock Investments, LLC (December 2012-July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007-December 2009).	N/A	N/A

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005-April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005-February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012-December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006-March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

32

RS VARIABLE

PRODUCTS TRUST

RS INTERNATIONAL VIP SERIES

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INTERNATIONAL VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS International VIP Series Commentary

Effective July 1, 2013, U-Wen Kok became the portfolio manager of RS International Fund. Ms. Kok is supported by additional investment professionals at RS Investment Management Co. LLC, the Fund’s investment adviser. Effective July 1, 2013, RS International Growth Fund was renamed “RS International Fund.”

Highlights

•	International equity markets, as defined by the MSCI EAFE Index (Gross)[1] (the “Index”), rose 23.29% for the 12-month period ended December 31, 2013, supported by relatively accommodating monetary policy and signs of economic improvement in the developed markets.

•	RS International VIP Series (the “Fund”) returned 20.11% for the year, underperforming the benchmark MSCI EAFE Index (Gross) which rose 23.29%. The Fund’s performance relative to the benchmark was hindered by stock selection in the financials, health care, and information technology sectors. Underweight exposure to Japan was also a significant detractor in a year when Japanese shares outperformed. Stock selection in telecommunication services, industrials, consumer staples, and consumer discretionary services sectors aided relative performance.

•	The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

Despite heightened volatility, most international equity markets, as measured by the Index, delivered solid positive performance in 2013, supported by signs of modest economic improvement in Europe and a relatively accommodating central bank monetary policy in the developed markets. In Europe, easing concerns over the breakup of the Eurozone helped to drive strong performance in some of the region’s most troubled economies, including Greece, Ireland, and Spain.

Investors also welcomed news of an unexpected 0.25% interest rate cut by the European Central Bank in November. Japanese shares delivered double digit gains in the year, as investors were generally receptive to Prime Minister Abe’s economic reforms aimed at reversing the country’s decade-long deflationary cycle. Other developed Asia-Pacific markets also delivered modest gains, aided by signs of stabilization in the Chinese economy in the second half of the year. On a negative note, the potential for higher U.S. interest rates and a stronger dollar created additional headwinds and contributed to heavy emerging market investment outflows in the second half of 2013. Emerging markets also have been negatively impacted by weaker economic growth and infrastructure building in China, as well as by higher inflation, geopolitical pressures, and social unrest in a number of countries beset by high unemployment and rising food prices.

Performance Update

RS International Fund returned 20.11% for the 12 months ending December 31, 2013, underperforming the Index, which rose 23.29%. As of July 1, 2013, the Fund was managed by a new investment team led by portfolio manager U-Wen Kok.

In a weak year for commodity prices and related shares, several of the Fund’s investments in mining companies and mining-related industrial businesses struggled. Detractors included Fortescue Metals Group, an Australian mining company, and Atlas Copco, a Swedish industrial company that manufactures mining and construction equipment. We sold our investments in both companies while we focused on more compelling growth opportunities elsewhere.

A number of the Fund’s other holdings traded lower because of their perceived sensitivity to slowing economic growth in China. The Fund’s largest detractor for the year was Chinese Internet company Baidu.com. Baidu.com’s business model depends on selling online advertising and marketing services through its affiliated websites in China. Despite what we see as long-term growth potential tied to China’s vast market of prospective Internet users, Baidu.com has faced concerns over its sensitivity to weakening economic fundamentals and increasing competition. Given these concerns, we sold our investment in the company.

3

RS INTERNATIONAL VIP SERIES

On a positive note, the Fund’s relative performance was assisted by Galaxy Entertainment Group, a Hong Kong company that owns and operates hotels and casinos in Macau. The company’s shares performed well during 2013 as gaming revenues continued to climb in Macau, the only city in China where casinos are legal. Japanese Internet services and finance company Rakuten was a strong contributor to the Fund’s relative performance, due in part to its strong operational performance. Nonetheless, we decided to take profits in Rakuten, selling our investment in the company.

We also liquidated our investment in Italian car company Fiat, another strong positive performer in 2013, after the stock reached our valuation target. Fiat’s share price performance has been supported by an operational turnaround for its joint venture with Chrysler and the successful launch of new models at Maserati.

Outlook

While we welcome signs of economic improvement in the U.S., Europe, and Japan, we recognize that fiscal uncertainty, slower growth in China, and the potential for a less accommodative central bank policy in the U.S. could act as headwinds on growth and increase risks for global equity markets. For these reasons, we have focused our investments on companies that we believe can deliver solid earnings growth regardless of the economic backdrop. In many cases, these include companies that seek to capitalize on promising local trends within their home countries and are consequently less affected by global shifts in capital and demand.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

4

RS INTERNATIONAL VIP SERIES

Characteristics (unaudited)

Total Net Assets: $234,652,731

Geographical Location[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Roche Holding AG	Switzerland	3.21%
Novartis AG, ADR	Switzerland	2.29%
Toyota Motor Corp.	Japan	2.18%
Wolters Kluwer NV	Netherlands	1.93%
BT Group PLC	United Kingdom	1.91%
WPP PLC	United Kingdom	1.87%
Next PLC	United Kingdom	1.84%
BHP Billiton Ltd.	Australia	1.78%
Sumitomo Mitsui Financial Group, Inc.	Japan	1.75%
Lloyds Banking Group PLC	United Kingdom	1.71%
Total		20.47%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS INTERNATIONAL VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS International VIP Series	2/8/91	20.11%	7.89%	14.79%	8.07%	7.77%
MSCI EAFE Index (Gross)[1]		23.29%	8.66%	12.96%	7.39%	6.42%

Since inception performance for the index is measured from 1/31/91, the month end prior to the Fund’s commencement of operations.

As of July 1, 2013, the Fund is managed by a new investment team led by U-Wen Kok.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International VIP Series and in the MSCI EAFE Index (Gross). Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period 7/1/13-12/31/13
Based on Actual Return	$1,000.00	$1,182.60	$5.06	0.92%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69	0.92%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL VIP SERIES

December 31, 2013	Shares	Value
Common Stocks – 97.6%
Australia – 5.8%
Australia & New Zealand Banking Group Ltd.	54,829	$1,582,816
BHP Billiton Ltd.	122,680	4,182,519
Commonwealth Bank of Australia	39,686	2,765,205
CSL Ltd.	22,517	1,388,103
Macquarie Group Ltd.	21,672	1,063,698
Sydney Airport	22,962	78,040
Westpac Banking Corp.	38,957	1,129,311
Woodside Petroleum Ltd.	41,281	1,437,755

		13,627,447
Austria – 1.0%
OMV AG	50,879	2,436,155

		2,436,155
Denmark – 1.9%
Coloplast A/S, Class B	19,134	1,268,500
Pandora A/S	25,176	1,368,488
Royal UNIBREW A/S	13,335	1,809,886

		4,446,874
France – 7.5%
AXA S.A.	110,621	3,080,528
BNP Paribas S.A.	46,184	3,602,687
GDF Suez	77,113	1,813,653
Societe Generale S.A.	38,951	2,265,018
Teleperformance	15,588	950,683
Total S.A.	44,350	2,722,177
Vinci S.A.	49,668	3,264,738

		17,699,484
Germany – 8.8%
Allianz SE (Reg S)	18,804	3,383,322
Daimler AG (Reg S)	44,128	3,829,623
Deutsche Post AG (Reg S)	85,825	3,134,756
Drillisch AG	42,801	1,242,019
Duerr AG	11,506	1,028,175
E.ON SE	63,885	1,181,099
ProSiebenSat.1 Media AG (Reg S)	66,108	3,282,650
Siemens AG (Reg S)	25,464	3,491,586

		20,573,230
Hong Kong – 3.9%
Bonjour Holdings Ltd.	4,348,000	949,567
Galaxy Entertainment Group Ltd.(1)	120,357	1,083,605
Hutchison Whampoa Ltd.	273,000	3,723,362
MGM China Holdings Ltd.	144,554	619,606
Power Assets Holdings Ltd.	195,591	1,558,257
Sands China Ltd.	139,200	1,145,292

		9,079,689

December 31, 2013	Shares	Value
Italy – 0.9%
Salvatore Ferragamo S.p.A.	40,425	$1,537,730
UniCredit S.p.A.	73,791	544,330

		2,082,060
Japan – 20.2%
ABC-Mart, Inc.	36,400	1,590,258
Brother Industries Ltd.	163,500	2,236,433
Chubu Electric Power Co., Inc.	78,500	1,014,834
Daifuku Co. Ltd.	45,183	578,355
East Japan Railway Co.	17,200	1,370,113
FUJIFILM Holdings Corp.	88,100	2,500,721
Hitachi Ltd.	329,000	2,494,528
Honda Motor Co. Ltd.	45,000	1,857,470
Japan Tobacco, Inc.	49,400	1,607,414
Mitsubishi Materials Corp.	232,000	857,575
Mitsubishi UFJ Financial Group, Inc.	539,300	3,580,625
Mitsui Fudosan Co. Ltd.	35,000	1,262,473
Mizuho Financial Group, Inc.	577,059	1,252,813
Murata Manufacturing Co. Ltd.	5,500	489,133
Nippon Steel & Sumitomo Metal Corp.	209,000	700,945
Obic Co. Ltd.	65,800	1,944,234
Omron Corp.	63,300	2,797,434
Pigeon Corp.	25,700	1,246,438
Rohto Pharmaceutical Co. Ltd.	74,120	1,130,994
Ryohin Keikaku Co. Ltd.	14,113	1,526,497
SoftBank Corp.	31,400	2,755,374
Sumitomo Mitsui Financial Group, Inc.	78,995	4,108,007
Sumitomo Realty & Development Co. Ltd.	25,000	1,245,686
Sysmex Corp.	13,048	770,682
T&D Holdings, Inc.	56,700	793,606
Tokyo Gas Co. Ltd.	131,494	648,095
Toyota Motor Corp.	84,000	5,121,905

		47,482,642
Netherlands – 4.5%
DE Master Blenders 1753 NV(1)(2)(3)	173,978	2,991,768
ING Groep NV, CVA(1)	213,384	2,980,659
Wolters Kluwer NV	158,573	4,527,949

		10,500,376
New Zealand – 0.6%
Fisher & Paykel Healthcare Corp. Ltd.	477,735	1,514,068

		1,514,068
Norway – 3.0%
DNB ASA	173,832	3,119,962
Statoil ASA	159,307	3,873,788

		6,993,750

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL VIP SERIES

December 31, 2013	Shares	Value
People’s Republic of China – 0.6%
Tencent Holdings Ltd.	20,700	$1,323,760

		1,323,760
South Korea – 1.0%
Hana Financial Group, Inc.	24,250	1,010,433
Shinhan Financial Group Co. Ltd.(1)	28,510	1,279,951

		2,290,384
Spain – 3.3%
Amadeus IT Holding S.A., Class A	69,699	2,985,577
Ferrovial S.A.	102,599	1,987,526
Telefonica S.A.	161,642	2,642,970

		7,616,073
Sweden – 2.3%
NCC AB, Class B	79,919	2,610,162
Skandinaviska Enskilda Banken AB, Class A	218,234	2,883,148

		5,493,310
Switzerland – 9.9%
Actelion Ltd. (Reg S)(1)	22,299	1,891,418
Helvetia Holding AG (Reg S)	2,618	1,314,284
Novartis AG, ADR	66,962	5,382,405
Roche Holding AG	26,898	7,534,834
Swiss Re AG(1)	32,337	2,981,096
The Swatch Group AG (Reg S)	18,379	2,071,733
U-Blox AG(1)	18,197	1,962,217

		23,137,987
United Kingdom – 22.4%
Afren PLC(1)	283,198	794,357
Anglo American PLC	14,707	321,867
Antofagasta PLC	97,423	1,335,619
Ashtead Group PLC	130,009	1,640,029
Barclays PLC	372,229	1,683,176
BP PLC, ADR	49,173	2,390,299
British Sky Broadcasting Group PLC	136,197	1,905,280
BT Group PLC	709,269	4,472,607
Drax Group PLC	138,527	1,838,040
Essentra PLC	106,888	1,522,652
GlaxoSmithKline PLC	143,997	3,847,235
Glencore Xstrata PLC(1)	107,081	557,095
Legal & General Group PLC	987,018	3,648,470
Lloyds Banking Group PLC(1)	3,060,479	4,015,919
Next PLC	47,880	4,327,945
Rightmove PLC	29,622	1,345,270
Rio Tinto PLC	32,286	1,824,470
Royal Dutch Shell PLC, Class A	73,908	2,648,734
Schroders PLC	59,200	2,553,252
Shire PLC	82,203	3,873,996
Ted Baker PLC	45,024	1,706,999

December 31, 2013	Shares	Value
United Kingdom (continued)
WPP PLC	191,771	$4,392,311

		52,645,622
Total Common Stocks (Cost $201,328,585)		228,942,911

	Shares	Value
Exchange-Traded Funds – 1.4%
United States – 1.4%
iShares MSCI EAFE ETF	35,000	2,347,100
Vanguard FTSE Developed Markets ETF	22,573	940,843

		3,287,943
Total Exchange-Traded Funds (Cost $3,104,217)		3,287,943

	Principal Amount	Value
Repurchase Agreements – 0.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $790,000, due 1/2/2014(4)	$790,000	790,000
Total Repurchase Agreements (Cost $790,000)		790,000
Total Investments - 99.3% (Cost $205,222,802)		233,020,854
Other Assets, Net - 0.7%		1,631,877
Total Net Assets - 100.0%		$234,652,731

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets
DE Master Blenders 1753 NV	173,978	$2,794,250	$2,991,768	7/2/2013	1.27%

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	3.25%	12/31/2016	$809,738

Legend:

ADR — American Depositary Receipt.

CVA — Certificaten Van Aandelen (Certificate of Shares)

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL VIP SERIES

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Other	$10,646,289	$215,304,854	*	$—	$225,951,143
DE Master Blenders 1753 NV	—	—		2,991,768	2,991,768
Exchange-Traded Funds	3,287,943	—		—	3,287,943
Repurchase Agreements	—	790,000		—	790,000
Total	$13,934,232	$216,094,854		$2,991,768	$233,020,854

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities
Balance as of 12/31/2012	$—
Change in unrealized appreciation/depreciation	—
Net realized gain/loss	—
Purchases	—
Sales	—
Transfers into/out of Level 3(1)	2,991,768
Balance as of 12/31/2013	$2,991,768

(1)	Transferred from Level 2 to 3 because of lack of observable market data due to delisting of shares subject to buy-out proceedings.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of Level 3 investments:

Security	Fair Value at 12/31/2013	Valuation Technique	Unobservable Input	Range of Unobservable Inputs
DE Master Blenders 1753 NV	$2,991,768	Buy-out price	Expected buy-out price to be paid after completion of statutory buy-out proceedings	$17.20 per share

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

Statement of Assets and Liabilities As of December 31, 2013
Assets
Investments, at value	$233,020,854
Cash and cash equivalents	690
Foreign currency, at value	678,065
Dividends receivable	204,245
Foreign tax reclaims receivable	93,003
Receivable for fund shares subscribed	63,054
Receivable for investments sold	1,529,381

Total Assets	235,589,292

Liabilities
Payable for investments purchased	745,105
Payable for fund shares redeemed	3,653
Payable to adviser	153,885
Accrued trustees’ fees	3,226
Accrued expenses/other liabilities	30,692

Total Liabilities	936,561

Total Net Assets	$234,652,731

Net Assets Consist of:
Paid-in capital	$203,767,295
Distributions in excess of net investment income	(7,003)
Accumulated net realized gain from investments and foreign currency transactions	3,090,332
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	27,802,107

Total Net Assets	$234,652,731

Investments, at Cost	$205,222,802

Foreign Currency, at Cost	$679,137

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	13,594,404
Net Asset Value Per Share	$17.26

Statement of Operations For the Year Ended December 31, 2013
Investment Income
Dividends	$5,738,984
Withholding taxes on foreign dividends	(404,715)

Total Investment Income	5,334,269

Expenses
Investment advisory fees	1,800,829
Custodian fees	136,903
Professional fees	48,727
Administrative service fees	27,230
Shareholder reports	17,579
Trustees’ fees	11,666
Other expenses	22,098

Total Expenses	2,065,032

Net Investment Income	3,269,237

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	66,072,801
Net realized loss from foreign currency transactions	(368,864)
Net change in unrealized appreciation/depreciation on investments	(27,437,754)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	8,213

Net Gain on Investments and Foreign Currency Transactions	38,274,396

Net Increase in Net Assets Resulting from Operations	$41,543,633

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment income	$3,269,237	$2,561,653
Net realized gain/(loss) from investments and foreign currency transactions	65,703,937	(1,408,790)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(27,429,541)	36,087,867

Net Increase in Net Assets Resulting from Operations	41,543,633	37,240,730

Distributions to Shareholders
Net investment income	(3,046,975)	(2,454,279)
Net realized gain on investments	(59,915,299)	—

Total Distributions	(62,962,274)	(2,454,279)

Capital Share Transactions
Proceeds from sales of shares	8,435,805	11,094,503
Reinvestment of distributions	62,962,274	2,454,279
Cost of shares redeemed	(36,322,472)	(35,586,764)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	35,075,607	(22,037,982)

Net Increase in Net Assets	13,656,966	12,748,469

Net Assets
Beginning of year	220,995,765	208,247,296

End of year	$234,652,731	$220,995,765

Distributions in Excess of Net Investment Income Included in Net Assets	$(7,003)	$(377,050)

Other Information:
Shares
Sold	394,071	640,838
Reinvested	3,779,248	126,509
Redeemed	(1,693,602)	(1,909,617)

Net Increase/(Decrease)	2,479,717	(1,142,270)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/13	$19.88	$0.33	$3.44	$3.77	$(0.31)	$(6.08)	$(6.39)
Year Ended 12/31/12	16.99	0.23	2.88	3.11	(0.22)	—	(0.22)
Year Ended 12/31/11	19.68	0.27	(2.58)	(2.31)	(0.22)	(0.16)	(0.38)
Year Ended 12/31/10	17.51	0.25	2.23	2.48	(0.31)	—	(0.31)
Year Ended 12/31/09	12.81	0.26	4.73	4.99	(0.28)	(0.01)	(0.29)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$17.26	20.11%	$234,653	0.92%	0.92%	1.45%	1.45%	205%	[3]
19.88	18.35%	220,996	0.92%	0.92%	1.18%	1.18%	21%
16.99	(11.65)%	208,247	0.91%	0.91%	1.40%	1.40%	14%
19.68	14.19%	255,934	0.91%	0.91%	1.33%	1.33%	87%
17.51	38.98%	249,067	0.92%	0.92%	1.74%	1.74%	23%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[3]	The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund’s new portfolio management team effective as of July 1, 2013.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES

December 31, 2013

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS International VIP Series (formerly RS International Growth VIP Series) (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates, and forward foreign currency contracts are valued at the mean between the bid and asked prices at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily

16

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES

available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2013, the Fund had one security classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. Transfers between Levels 2 and 3 related to securities which have significant unobservable inputs, as they trade infrequently or not at all.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

Transfers into and out of each level of the fair value hierarchy for the year ended December 31, 2013 were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
Common Stocks	$—	$—	$—	$(2,991,768)	$2,991,768	$—

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund,

and has determined that no provision for income tax is

17

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES

required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state authorities for tax years before 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares. During 2013, the Board of Trustees approved the appointment of RS Funds Distributor, LLC (“RSFD”), a wholly-owned subsidiary of RS Investments, to serve as distributor of the Fund. The change in distributor from GIS to RSFD is expected to take place in the first quarter of 2014, but not before RSFD shall complete its registration as a broker pursuant to Section 15(b) of the Securities Exchange Act of 1934, as amended, and becomes a member of the Financial Industry Regulatory Authority (FINRA).

RS Investments was party to a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC, a wholly owned subsidiary of Guardian Life and an affiliate of GIS, and Baillie Gifford Overseas Limited (“BG Overseas”), and GBG was party to a Sub-Sub-Investment Advisory

18

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES

Agreement with BG Overseas pursuant to which BG Overseas was responsible for providing day-to-day investment advisory services to the Fund for the period from January 1, 2013 through June 30, 2013, subject to the oversight of the Board of Trustees of the Trust and RS Investments. Each of the Sub-Advisory, Sub-Administration and Accounting Services Agreement and the Sub-Sub-Investment Advisory Agreement was terminated with respect to the Fund following the close of business on June 30, 2013. RS Investments commenced managing the Fund directly on July 1, 2013. Payment of the sub-investment advisory fee and sub-sub-investment advisory fee did not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2013 and December 31, 2012, was as follows:

	Ordinary Income	Long-Term Capital Gains
2013	$9,007,848	$53,954,426
2012	2,454,279	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2013, the Fund made the following reclassifications of permanent book and tax basis differences:

Undistributed Net Investment Loss	Accumulated Net Realized Gain
$147,785	$(147,785)

The tax basis of distributable earnings as of December 31, 2013 was as follows:

Undistributed Ordinary Income
$3,533,740

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2013, the Fund utilized $2,192,124 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the Fund elected to defer net capital losses of $117,737.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2013, was $205,548,472. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2013, aggregated $28,359,247 and $(886,865), respectively, resulting in net unrealized appreciation of $27,472,382.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $454,805,359 and $480,742,613, respectively, for the year ended December 31, 2013.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

19

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2013, the Fund borrowed under the facility as follows:

Amount Outstanding at 12/31/13	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$5,505,131	13	1.37%
*	For the year ended December 31, 2013, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS International VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2014

21

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2013, the total foreign taxes expected to be passed-through to shareholders were $377,576 on foreign source income of $5,702,312.

Under section 852 (b)(3)(C) of the Internal Revenue Code, the Fund hereby designated $53,954,426 as long-term capital gain distributions for the year ended December 31, 2013.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and GIS, and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 1, 2013, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2013. Before the Board meeting on August 1, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of the Funds sub-advised by GIS, RS Investments had traditionally paid the majority, in most cases the large majority, of the advisory fees it received to GIS, but that an amendment to the Sub-Advisory Agreements, effective as of January 1, 2013, changed the allocation of the advisory fees for such sub-advised Funds to increase

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

the portion of the advisory fees retained by RS Investments with respect to those Funds. The Trustees approved that re-allocation as requested by RS Investments based on its explanation that the new allocation would better reflect the current and expected respective responsibilities of RS Investments and GIS, as well as the commitment of The Guardian Life Insurance Company of America, RS Investments’ ultimate parent company, to supporting RS Investments as it grows and enhances its services.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median, even with the recent increase to the maximum expense ratio. For the RS Global Natural Resources Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that there would remain in place an expense limitation and that the Fund has enjoyed a strong long and near term relative performance record. For the RS Partners Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and it has enjoyed a strong long and near term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation places it at the median of its peer group for total expenses based on the level stated in the prospectus.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees noted that in the reports presented to them no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, but that several Funds had experienced relatively low performance for multiple periods, including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the one and three-year periods and below the median for the five-year period, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one and three-year periods, but near the top quartile for the five and ten-year periods; and (4) RS Value Fund, which was ranked in the lowest quartile for the three and five-year periods, but in the top quartile for the one-year and ten-year periods. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which would be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the RS Value Fund’s performance has improved substantially over the past year, reflecting, in part, management’s substantial efforts in that regard, with the one-year and year-to-date relative performance well into the top quartile. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past year.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2012, and for the three months ended March 31, 2013. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds.

The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds. The Independent Trustees additionally reviewed pro forma profitability information intended to show the effect on profitability of the new allocation of advisory fees between RS Investments and GIS.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past year to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

“soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2013.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987-May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Lawrence E. Harris, September 1956	Trustee	Since December 2013	Professor of Finance and Business Economics since September 1982 and Fred V. Keenan Chair in Finance since January 1998, Marshall School of Business, University of Southern California.	32	Interactive Brokers Group, Inc. (July 2007-present); Clipper Fund, Inc. (April 2006-present)
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007-September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012-Present)	CEO and Co- Founder of TriLinc Global, LLC an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	32	TriLinc Global Impact Fund, LLC (2012-present)

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	32	Arch Capital Group Ltd. (2013-present)
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	32	None
James L. Smith, October 1959	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since July 2013	Director, BlackRock Inc. (December 2009-July 2013) and Chief Compliance Officer, BlackRock Investments, LLC (December 2012-July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007-December 2009).	N/A	N/A

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005-April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005-February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012-December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006-March 2009).	N/A	N/A
+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

29

RS VARIABLE

PRODUCTS TRUST

RS EMERGING MARKETS VIP SERIES

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS EMERGING MARKETS VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund Prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Emerging Markets VIP Series Commentary

Effective March 1, 2013, Michael Reynal became the portfolio manager of RS Emerging Markets Fund. Mr. Reynal is supported by the Emerging Markets Team at RS Investment Management Co. LLC, the Fund’s investment adviser.

Highlights

•	Emerging markets, as defined by the MSCI Emerging Markets Index (Gross)[1] (the “Index”), delivered modest negative performance in 2013, as concerns over higher U.S. interest rates, weak global economic growth and commodities prices, and widening political unrest dampened investor tolerance for risk.

•	RS Emerging Markets VIP Series (the “Fund”) returned -3.47% for the 12 month period ended December 31, 2013, underperforming the Index, which returned -2.27%. Stock selection in financial services and energy sectors were the largest detractors from relative performance. Stock selection in the consumer discretionary, utilities, telecommunication services, and information technology sectors assisted relative performance.

•	The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify emerging market companies that the investment team believes can sustain above-average earnings growth, with valuation serving as an integral part of the process.

Market Overview

Emerging markets were challenged by a host of factors in 2013, including tighter liquidity and slowing economic activity in China, budget tightening in India, austerity measures in Europe, and government spending cuts in the U.S. The outlook for lackluster global economic growth created a difficult environment for many commodities-driven emerging markets. Also weighing on emerging market performance was the prospect of less accommodative U.S. Federal Reserve monetary policy. The potential for higher U.S. interest rates and a stronger dollar created additional headwinds for emerging markets, and contributed to the heaviest emerging market investment outflows since 2009.

While market volatility was particularly pronounced in the first half of the year, emerging markets regained some ground in the second half of the year, due in part to signs of modest economic stabilization in Europe and China. Investors also have been generally receptive to the Chinese government’s long-term plans for financial and agricultural reforms, especially the proposed establishment of a Shanghai Free Trade Zone. Optimism over these reforms helped to offset concerns over an increase in China’s key SHIBOR lending rate.

Against this backdrop, Malaysia, Hong Kong, Taiwan, China, and South Korea delivered positive returns, outperforming the broader Index. The Egyptian stock market also had strong share price performance in 2013 despite continued political unrest and economic uncertainty. Poland benefited from the prospect of improving export demand from Europe. Commodities-driven markets such as Indonesia, Brazil, Chile, and Peru were among the weakest performing areas of the Index. Thailand and Colombia also suffered sharp equity price declines, as did Turkey, which has been troubled by internal social unrest and the conflict in neighboring Syria.

Performance Update

The Fund returned -3.47% for the 12 months ended December 31, 2013, underperforming the Index, which returned -2.27%. As of March 1, 2013, the fund is managed by a new investment team led by Mike Reynal.

Portfolio Review

The Fund’s performance relative to the Index was hindered in particular by stock selection in the financial services sector. One of the Fund’s largest individual detractors for the year was Sansiri PCL, a real estate investment and development company based in Thailand. The position was sold earlier in the year, but still weighed heavily on performance relative to the Index.

Concerns regarding near-term economic growth prospects, especially in China, also created a challenging environment for a number of the Fund’s energy-related stocks. These included African Petroleum Corp., a Liberia-based oil and gas exploration company. We scaled back our investment in the company due to near-term uncertainty for commodity prices. Within the energy sector, the Fund continues to seek to identify

3

RS EMERGING MARKETS VIP SERIES

exploration companies that are using new technologies to explore often under-utilized frontier areas.

Petrobras, Brazil’s state-run oil company, was one of our largest detractors for the year. The company faced significant headwinds after the government failed to automatically adjust domestic diesel and gasoline prices to international levels. As a result, Petrobras incurred losses by importing fuel and selling at discount in the domestic market. We continue to hold the name, although we have decreased our exposure.

The Fund’s overall stock selection in the technology sector aided relative performance. Positive contributors to relative returns included HCL Technologies Ltd., one of the largest providers of outsourced IT support services in India. Sistema JSFC, a Russian-based telecommunication company, also aided relative results.

Stock selection in the consumer discretionary sector also supported the Fund’s relative performance. The Fund’s strongest contributor in this area was Eclat Textile, Co., a

Taiwan-based textile company that continues to report solid revenue growth driven by healthy sales of its flexible knit fabrics to customers such as Lululemon, Athletica, and Nike.

Outlook

Looking forward, we believe that the emerging market environment will continue to face challenges related to rising U.S. interest rates, pressures in global commodities markets, and slowing growth in China. While we note that valuations are at historically low levels across emerging markets, market and share price performance may be volatile over the near-term. In our view, this creates a favorable environment in which our bottom-up stock selection can make a difference to shareholders. Over the long term, we remain confident that markets will continue to reward companies with positive earnings revisions, improving business momentum, superior earnings growth, and attractive valuation.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

4

RS EMERGING MARKETS VIP SERIES

Characteristics (unaudited)

Total Net Assets: $74,907,718

Geographical Location[2]

Top Ten Holdings[2]

Holdings	Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	4.40%
China Construction Bank Corp., H shares	People’s Republic of China	2.46%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2.27%
Hyundai Motor Co.	South Korea	1.99%
Sistema JSFC, GDR, (Reg S)	Russia	1.95%
Gazprom OAO, ADR	Russia	1.77%
Itau Unibanco Holding S.A.	Brazil	1.68%
Cathay Financial Holding Co. Ltd.	Taiwan	1.65%
KB Financial Group, Inc.	South Korea	1.63%
Naspers Ltd., N shares	South Africa	1.54%
Total		21.34%
1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS EMERGING MARKETS VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Emerging Markets VIP Series	10/17/94	-3.47%	-4.67%	15.18%	11.69%	8.38%
MSCI Emerging Markets Index (Gross)[1]		-2.27%	-1.74%	15.15%	11.52%	5.49%

Since inception performance for the index is measured from 9/30/94, the month end prior to the Fund’s commencement of operations.

As of March 1, 2013, the fund is managed by a new investment team led by Michael Reynal.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Emerging Markets VIP Series and the MSCI Emerging Markets Index (Gross). Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period 7/1/13-12/31/13
Based on Actual Return	$1,000.00	$1,120.00	$7.80	1.46%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.43	1.46%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2013	Shares	Value
Common Stocks – 93.4%
Brazil – 4.3%
AMBEV S.A., ADR	72,254	$531,067
Cia Paranaense de Energia, ADR	21,937	288,252
Kroton Educacional S.A.	27,198	452,599
Petroleo Brasileiro S.A., ADR	52,165	718,834
Sao Martinho S.A.	24,600	299,256
Ser Educacional S.A.(1)	27,600	274,918
Tecnisa S.A.(1)	75,300	285,975
Ultrapar Participacoes S.A., ADR	15,169	358,747

		3,209,648
Chile – 0.5%
Banco de Chile	2,552,164	369,188

		369,188
Colombia – 1.1%
Cemex Latam Holdings S.A.(1)	30,086	230,711
Gran Tierra Energy, Inc.(1)	31,663	231,457
Pacific Rubiales Energy Corp.	21,622	379,561

		841,729
Hong Kong – 2.4%
Huadian Fuxin Energy Corp. Ltd., H Shares	1,206,000	478,387
Melco International Development Ltd.	119,888	443,015
Truly International Holdings Ltd.	465,660	251,380
Xinyi Glass Holdings Ltd.	722,658	640,201

		1,812,983
India – 6.1%
Emami Ltd.	54,330	418,356
HCL Technologies Ltd.	19,805	405,683
ICICI Bank Ltd., ADR	27,959	1,039,236
NMDC Ltd.	135,103	311,551
Reliance Industries Ltd.	32,397	468,965
Tata Global Beverages Ltd.	121,801	315,654
Tata Motors Ltd., ADR	25,811	794,979
Tech Mahindra Ltd.	26,817	797,896

		4,552,320
Indonesia – 1.4%
PT Bank Central Asia Tbk	553,000	437,455
PT Telekomunikasi Indonesia (Persero) Tbk	3,415,800	604,558

		1,042,013
Liberia – 0.0%
African Petroleum Corp. Ltd.(1)	391,719	33,228

		33,228
Malaysia – 2.2%
AMMB Holdings Bhd	293,700	649,940
Tenaga Nasional Bhd	278,519	968,576

		1,618,516

December 31, 2013	Shares	Value
Mexico – 4.3%
America Movil S.A.B. de C.V., ADR, Series L	23,474	$548,587
Cemex S.A.B. de C.V.(1)	582,801	682,944
Fibra Uno Administracion S.A. de C.V.(1)	89,500	288,657
Gruma S.A.B. de C.V., Class B(1)	123,997	937,349
Grupo Lala S.A.B de C.V.	125,600	278,299
Grupo Mexico S.A.B. de C.V., Series B	159,454	526,486

		3,262,322
Panama – 0.6%
Copa Holdings S.A., Class A	2,690	430,696

		430,696
People’s Republic of China – 18.4%
Agricultural Bank of China Ltd., H shares	2,020,427	996,664
Baidu, Inc., ADR(1)	2,870	510,516
China Construction Bank Corp., H shares	2,437,513	1,845,468
China Mobile Ltd.	93,258	969,593
China Modern Dairy Holdings Ltd.(1)	852,000	461,219
China Oilfield Services Ltd., H shares	212,000	660,365
China Overseas Land & Investment Ltd.	144,668	408,346
China Petroleum & Chemical Corp., H shares	1,139,594	935,066
China Railway Construction Corp. Ltd., H shares	345,968	345,381
China Resources Cement Holdings Ltd.	598,000	402,901
CNOOC Ltd.	476,000	885,254
Great Wall Motor Co. Ltd., H shares	87,500	483,653
Huadian Power International Corp. Ltd., H shares	1,018,000	398,562
Ju Teng International Holdings Ltd.	432,000	285,801
Nine Dragons Paper Holdings Ltd.	379,000	331,049
People’s Insurance Co. Group of China Ltd., H shares	1,847,000	896,073
Sino Biopharmaceutical Ltd.	640,000	509,581
SouFun Holdings Ltd., ADR	6,375	525,364
Tencent Holdings Ltd.	17,906	1,145,084
Weichai Power Co. Ltd., H shares	189,000	768,177

		13,764,117
Peru – 1.3%
Credicorp Ltd.	5,139	682,099
Grana y Montero S.A., ADR(1)	13,900	295,097

		977,196
Philippines – 1.4%
BDO Unibank, Inc.	166,380	258,116
Emperador, Inc.(1)	1,476,800	356,757
Universal Robina Corp.	159,250	406,805

		1,021,678

8	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS VIP SERIES

December 31, 2013	Shares	Value
Poland – 0.7%
LPP S.A.	91	$271,098
Powszechna Kasa Oszczednosci Bank Polski S.A.	19,802	258,177

		529,275
Russia – 8.1%
Aeroflot- Russian Airlines OJSC	152,994	389,323
Etalon Group Ltd., GDR, (Reg S)(1)	43,753	231,891
Gazprom OAO, ADR	153,265	1,325,742
Lukoil OAO, ADR	4,645	293,192
Magnit OJSC	2,328	655,201
Magnit OJSC, GDR, (Reg S)	5,162	341,725
Sberbank of Russia, ADR	61,826	779,216
Sistema JSFC, GDR, (Reg S)	45,361	1,456,995
Yandex NV, Class A(1)	14,393	621,058

		6,094,343
South Africa – 4.9%
African Rainbow Minerals Ltd.	21,241	383,564
Mediclinic International Ltd.	32,385	234,834
MMI Holdings Ltd.	122,087	294,804
Mondi PLC	33,912	588,662
Naspers Ltd., N shares	10,993	1,150,686
Sasol Ltd.	10,537	518,587
Steinhoff International Holdings Ltd.	109,039	469,803

		3,640,940
South Korea – 18.3%
BS Financial Group, Inc.	24,470	371,768
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	19,960	663,959
Hyundai Motor Co.	6,631	1,488,439
Innox Corp.(1)	10,420	217,573
KB Financial Group, Inc.	30,176	1,219,710
KCC Corp.	873	388,193
Korea Electric Power Corp.(1)	17,120	565,407
LG Hausys Ltd.	6,332	850,431
Lotte Chemical Corp.	1,975	435,452
Lotte Himart Co. Ltd.	3,921	325,397
Medy-Tox, Inc.	2,775	447,202
Meritz Fire & Marine Insurance Co. Ltd.	24,240	348,381
Samkee Automotive Co. Ltd.	30,987	210,865
Samsung Electronics Co. Ltd.	2,528	3,294,103
Shinhan Financial Group Co. Ltd.(1)	13,840	621,344
SK Hynix, Inc.(1)	23,446	820,084
SK Telecom Co. Ltd., ADR	35,502	874,059
Sung Kwang Bend Co. Ltd.	23,231	589,137

		13,731,504
Taiwan – 13.2%
Catcher Technology Co. Ltd.	123,000	800,939
Cathay Financial Holding Co. Ltd.	761,675	1,236,870

December 31, 2013	Shares	Value
Taiwan (continued)
CTBC Financial Holding Co. Ltd.	912,000	$624,073
E-Lead Electronic Co. Ltd.	213,000	448,396
E.Sun Financial Holding Co. Ltd.	902,000	600,616
Everlight Electronics Co. Ltd.	197,790	455,556
GeoVision, Inc.	52,000	328,172
Largan Precision Co. Ltd.	12,000	490,472
MediaTek, Inc.	76,000	1,132,771
Merry Electronics Co. Ltd.	96,000	562,646
Nan Ya Plastics Corp.	191,988	444,824
Taiwan Semiconductor Manufacturing Co. Ltd.	481,259	1,699,305
Tong Hsing Electronic Industries Ltd.	62,000	287,610
Tong Yang Industry Co. Ltd.	242,975	364,567
Toung Loong Textile Manufacturing	111,713	408,085

		9,884,902
Thailand – 1.9%
Krung Thai Bank PCL (Reg F)	640,023	323,464
PTT Global Chemical PCL (Reg F)	159,972	386,340
Quality Houses PCL (Reg F)	4,318,100	348,607
The Siam Cement PCL (Reg F)	27,600	342,220

		1,400,631
Turkey – 1.2%
Akfen Holding A.S.	113,351	224,345
Eregli Demir ve Celik Fabrikalari T.A.S.	297,900	357,895
Turkiye Garanti Bankasi A.S.	15,221	49,339
Turkiye Vakiflar Bankasi T.A.O., Class D	167,998	298,975

		930,554
United Arab Emirates – 1.1%
Air Arabia PJSC	789,596	334,180
Emaar Properties PJSC	225,808	470,259

		804,439
Total Common Stocks (Cost $61,997,060)		69,952,222

	Shares	Value
Preferred Stocks – 5.1%
Brazil – 5.1%
Banco Bradesco S.A.	64,167	793,394
Braskem S.A., Class A(1)	54,600	485,996
Gerdau S.A.	61,000	473,817
Itau Unibanco Holding S.A.	94,677	1,261,773
Vale S.A.	59,032	818,118

		3,833,098
Total Preferred Stocks (Cost $4,115,984)		3,833,098

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2013	Principal Amount	Value
Repurchase Agreements – 0.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $635,000, due 1/2/2014(2)	$635,000	$635,000
Total Repurchase Agreements (Cost $635,000)		635,000
Total Investments - 99.3% (Cost $66,748,044)		74,420,320
Other Assets, Net - 0.7%		487,398
Total Net Assets - 100.0%		$74,907,718

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.125%	12/31/2015	$647,937

Legend:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$17,596,257	$52,355,965	*	$—	$69,952,222
Preferred Stocks	—	3,833,098	*	—	3,833,098
Repurchase Agreements	—	635,000		—	635,000
Total	$17,596,257	$56,824,063		$—	$74,420,320

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statement of Assets and Liabilities As of December 31, 2013
Assets
Investments, at value	$74,420,320
Cash and cash equivalents	46,688
Foreign currency, at value	240,617
Dividends receivable	131,462
Foreign tax reclaims receivable	996
Receivable for investments sold	119,944
Receivable for fund shares subscribed	70,843

Total Assets	75,030,870

Liabilities
Payable to adviser	62,726
Accrued foreign capital gains tax	12,818
Payable for fund shares redeemed	8,890
Accrued trustees’ fees	1,052
Accrued expenses/other liabilities	37,666

Total Liabilities	123,152

Total Net Assets	$74,907,718

Net Assets Consist of:
Paid-in capital	$67,728,794
Distributions in excess of net investment income	(27,723)
Accumulated net realized gain from investments, foreign currency transactions, foreign capital gains tax and contribution by adviser	(451,204)
Net unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	7,657,851

Total Net Assets	$74,907,718

Investments, at Cost	$66,748,044

Foreign Currency, at Cost	$242,006

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	5,063,695
Net Asset Value Per Share	$14.79

Statement of Operations For the Year Ended December 31, 2013
Investment Income
Dividends	$1,986,374
Interest	100
Withholding taxes on foreign dividends	(214,532)

Total Investment Income	1,771,942

Expenses
Investment advisory fees	792,223
Custodian fees	158,445
Professional fees	54,716
Shareholder reports	12,404
Administrative service fees	9,532
Trustees’ fees	4,061
Other expenses	22,109

Total Expenses	1,053,490

Net Investment Income	718,452

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions, Foreign Capital Gains Tax and Contribution by Adviser
Net realized gain from investments	10,633,083
Net realized loss from foreign currency transactions	(322,920)
Foreign capital gains taxes paid	(127,815)
Increase from contribution by adviser (Note 6)	516,861
Net change in unrealized appreciation/depreciation on investments	(14,970,062)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(2,422)
Net change in accrued foreign capital gains tax	60,417

Net Loss on Investments, Foreign Currency Transactions, Foreign Capital Gains Tax and Contribution by Adviser	(4,212,858)

Net Decrease in Net Assets Resulting from Operations	$(3,494,406)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment income	$718,452	$647,510
Net realized gain from investments, foreign currency transactions, foreign capital gains tax and contribution by adviser	10,699,209	5,632,911
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(14,912,067)	6,276,696

Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,494,406)	12,557,117

Distributions to Shareholders
Net investment income	(183,938)	(613,542)
Net realized gain on investments	(10,853,666)	(3,221,468)

Total Distributions	(11,037,604)	(3,835,010)

Capital Share Transactions
Proceeds from sales of shares	6,337,428	6,271,126
Reinvestment of distributions	11,037,604	3,835,010
Cost of shares redeemed	(20,015,588)	(23,880,560)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,640,556)	(13,774,424)

Net Decrease in Net Assets	(17,172,566)	(5,052,317)

Net Assets
Beginning of year	92,080,284	97,132,601

End of year	$74,907,718	$92,080,284

Distributions in Excess of Net Investment Income Included in Net Assets	$(27,723)	$(1,249,055)

Other Information:
Shares
Sold	374,897	339,602
Reinvested	760,166	216,667
Redeemed	(1,180,291)	(1,313,682)

Net Decrease	(45,228)	(757,413)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/13	$18.02	$0.14	$(0.94)	$(0.80)	$(0.04)	$(2.51)	$(2.55)
Year Ended 12/31/12	16.56	0.09	2.15	2.24	(0.13)	(0.65)	(0.78)
Year Ended 12/31/11	24.48	0.09	(5.30)	(5.21)	—	(2.71)	(2.71)
Year Ended 12/31/10	21.22	0.04	3.99	4.03	(0.65)	(0.12)	(0.77)
Year Ended 12/31/09	11.11	0.06	10.62	10.68	(0.57)	—	(0.57)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Increase from Contribution by Adviser	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$0.12	$14.79	(3.47)%	[3]	$74,908	1.33%	1.33%	0.91%	0.91%	248%	[4]
—	18.02	13.59%		92,080	1.27%	1.27%	0.66%	0.66%	47%
—	16.56	(20.97)%		97,133	1.19%	1.19%	0.60%	0.60%	41%
—	24.48	19.13%		152,531	1.19%	1.19%	0.35%	0.35%	36%
—	21.22	96.37%		147,953	1.28%	1.28%	0.34%	0.34%	57%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[3]	Without the effect of the contribution by adviser, the total return would have been (4.00)%.

[4]	The portfolio turnover rate was significantly higher than in prior years due to trading in the Fund by the Fund’s new portfolio management team effective as of March 1, 2013.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2013

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Emerging Markets VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates, and forward foreign currency contracts are valued at the mean between the bid and asked prices at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily

16

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. As of December 31, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

Transfers into and out of each level of the fair value hierarchy for the year ended December 31, 2013 were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
Common Stocks	$—	$(33,228)	$33,228	$—	$—	$—
Preferred Stocks	—	(2,055,167)	2,055,167	—	—	—

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

17

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

As of December 31, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state authorities for tax years before 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Fund on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

h. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares. During 2013, the Board of Trustees approved the appointment of RS Funds Distributor, LLC (“RSFD”), a wholly-owned subsidiary of RS Investments, to serve as distributor of the Fund. The change in distributor from GIS to RSFD is expected to take place in the first quarter of 2014, but

18

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

not before RSFD shall complete its registration as a broker pursuant to Section 15(b) of the Securities Exchange Act of 1934, as amended, and becomes a member of the Financial Industry Regulatory Authority (FINRA).

RS Investments was party to a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC, a wholly owned subsidiary of Guardian Life and an affiliate of GIS, and Baillie Gifford Overseas Limited (“BG Overseas”), and GBG was party to a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas was responsible for providing day-to-day investment advisory services to the Fund for the period from January 1, 2013 through February 28, 2013, subject to the oversight of the Board of Trustees of the Trust and RS Investments. Each of the Sub-Advisory, Sub-Administration and Accounting Services Agreement and the Sub-Sub-Investment Advisory Agreement was terminated with respect to the Fund following the close of business on February 28, 2013. RS Investments commenced managing the Fund directly on March 1, 2013. Payment of the sub-investment advisory fee and sub-sub-investment advisory fee did not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2013 and December 31, 2012, was as follows:

	Ordinary Income	Long-Term Capital Gains
2013	$456,444	$10,581,160
2012	613,542	3,221,468

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2013, the Fund made the following reclassifications of permanent book and tax basis differences:

Undistributed Net Investment Loss	Accumulated Net Realized Gain
$686,818	$(686,818)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the Fund elected to defer net capital losses of $194,415.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2013, was $67,032,556. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2013, aggregated $9,946,461 and $(2,558,697), respectively, resulting in net unrealized appreciation of $7,387,764.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $192,202,810 and $204,783,563, respectively, for the year ended December 31, 2013.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

19

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2013, the Fund borrowed under the facility as follows:

Amount Outstanding at 12/31/13	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$582,643	45	1.39%
*	For the year ended December 31, 2013, based on the number of days borrowings were outstanding.

Note 6. Contribution by Adviser

In August 2013, RS Investments made a contribution of $516,861 to the Fund as compensation for losses related to its erroneous purchases for the Fund of more securities of certain issuers than intended.

This payment is included in “Increase from Contribution by Adviser” in the Statement of Operations and resulted in a $0.12 per share net asset value impact as well as a 0.53% performance impact to the total return of the Fund for the year ended December 31, 2013.

Note 7. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Emerging Markets VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Emerging Markets VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2014

21

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2013, the total foreign taxes expected to be passed-through to shareholders were $320,424 on foreign source income of $1,967,997.

Under section 852 (b)(3)(C) of the Internal Revenue Code, the Fund hereby designated $53,954,426 as long-term capital gain distributions for the year ended December 31, 2013.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and GIS, and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 1, 2013, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2013. Before the Board meeting on August 1, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of the Funds sub-advised by GIS, RS Investments had traditionally paid the majority, in most cases the large majority, of the advisory fees it received to GIS, but that an amendment to the Sub-Advisory Agreements, effective as of January 1, 2013, changed the allocation of the advisory fees for such sub-advised Funds to increase

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

the portion of the advisory fees retained by RS Investments with respect to those Funds. The Trustees approved that re-allocation as requested by RS Investments based on its explanation that the new allocation would better reflect the current and expected respective responsibilities of RS Investments and GIS, as well as the commitment of The Guardian Life Insurance Company of America, RS Investments’ ultimate parent company, to supporting RS Investments as it grows and enhances its services.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median, even with the recent increase to the maximum expense ratio. For the RS Global Natural Resources Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that there would remain in place an expense limitation and that the Fund has enjoyed a strong long and near term relative performance record. For the RS Partners Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and it has enjoyed a strong long and near term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation places it at the median of its peer group for total expenses based on the level stated in the prospectus.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees noted that in the reports presented to them no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, but that several Funds had experienced relatively low performance for multiple periods, including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the one and three-year periods and below the median for the five-year period, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one and three-year periods, but near the top quartile for the five and ten-year periods; and (4) RS Value Fund, which was ranked in the lowest quartile for the three and five-year periods, but in the top quartile for the one-year and ten-year periods. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which would be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the RS Value Fund’s performance has improved substantially over the past year, reflecting, in part, management’s substantial efforts in that regard, with the one-year and year-to-date relative performance well into the top quartile. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past year.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2012, and for the three months ended March 31, 2013. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds.

The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds. The Independent Trustees additionally reviewed pro forma profitability information intended to show the effect on profitability of the new allocation of advisory fees between RS Investments and GIS.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past year to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

“soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2013.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987-May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Lawrence E. Harris, September 1956	Trustee	Since December 2013	Professor of Finance and Business Economics since September 1982 and Fred V. Keenan Chair in Finance since January 1998, Marshall School of Business, University of Southern California.	32	Interactive Brokers Group, Inc. (July 2007-present); Clipper Fund, Inc. (April 2006-present)
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007-September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012-Present)	CEO and Co- Founder of TriLinc Global, LLC an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	32	TriLinc Global Impact Fund, LLC (2012-present)

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	32	Arch Capital Group Ltd. (2013-present)
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	32	None
James L. Smith, October 1959	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since July 2013	Director, BlackRock Inc. (December 2009-July 2013) and Chief Compliance Officer, BlackRock Investments, LLC (December 2012-July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007-December 2009).	N/A	N/A

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005-April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005-February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012-December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006-March 2009).	N/A	N/A
+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

29

RS VARIABLE

PRODUCTS TRUST

RS INVESTMENT QUALITY BOND VIP SERIES

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INVESTMENT QUALITY BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Investment Quality Bond VIP Series Commentary

Highlights

•	Rising interest rates and the prospect of reduced support from the U.S. Federal Reserve (the “Fed”) contributed to negative returns in most fixed income sectors in 2013.

•	RS Investment Quality Bond VIP Series (the “Fund”) delivered a negative return for the 12 months ended December 31, 2013, but outperformed its benchmark, the Barclays U.S. Aggregate Bond Index[1] (the “Index”). The Fund’s security selection and significant exposure to outperforming non-Treasury sectors that are not in the Index contributed to relative performance.

Market Overview

Fixed income securities delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to pursue higher returns in non-Treasury areas of the market. Investor appetite for risk reversed sharply beginning in May, however, after the Fed suggested it might start to taper some of its stimulus efforts if the U.S. economy continued to improve. The prospect of reduced Fed support contributed to a selloff in fixed income securities that was marked by widening spreads and rising interest rates. Uncertainty about the timing and extent of possible Fed policy changes kept upward pressure on interest rates throughout the second half of the year. The yield on the 10-year Treasury rose by 1.27% in 2013 and ended the year at 3.03%. In December, with U.S. economic growth showing signs of strengthening, the Fed announced that it would start to gradually reduce its monthly securities purchases in January 2014. The Fed also re-emphasized its intention to keep the federal funds rate near zero until well after the bond buying program ends and unemployment drops to 6.5% or lower.

Against the backdrop of rising interest rates, most fixed income sectors delivered negative performance for the 12-month period ended December 31, 2013. High yield bonds had the strongest positive returns within the fixed income market. The weakest performer was the municipal bond market, which was challenged by Detroit’s bankruptcy filing, difficulties in Puerto Rico, and significant fund outflows.

Performance Update

The Fund returned -1.63% for the 12 months ended December 31, 2013, outperforming a -2.02% Index return.

Portfolio Review

In a challenging year for the fixed income market, the Fund’s overweight positions in non-Treasury spread sectors, including several sectors that are outside of the Index, were the key to its outperformance.

The leading contributor to the Fund’s outperformance was corporate debt, where the Fund benefitted from positive security selection in investment grade bonds, which are in the Index, and from high yield investments, which are not in the Index.

We increased the Fund’s high yield bond holdings in the second and third quarters to take advantage of attractive valuations, and then decreased them somewhat in the fourth quarter after they appreciated in value.

The Fund’s relative performance also benefitted from its holdings in commercial mortgage-backed securities (CMBS), which are included in the Index, and non-Agency residential mortgage-backed securities (RMBS), which are not in the Index. The Fund’s underweight exposure to Treasury securities, which underperformed the broader fixed income market, also contributed to the Fund’s performance.

During the year, we added to non-Agency RMBS and CMBS, which we believe have the potential to benefit from the improving real estate market while also helping to temper the Fund’s interest rate risk. Within RMBS, we focused on seasoned, investment grade, hybrid adjustable rate mortgages and floating rate mortgages that we believe have a low risk of default. In our view, adjustable rate securities are also well suited to take advantage of a potential rise in interest rates.

The Fund’s underweight in Agency RMBS was the largest detractor from relative performance. We reduced the Fund’s exposure to Agency RMBS because this sector becomes increasingly sensitive to increases in interest rates as they are occurring, and we view it as vulnerable to any potentially unsettling effects from the Fed’s taper. The Fund’s modest allocation to municipal

3

RS INVESTMENT QUALITY BOND VIP SERIES

bonds, which are not in the Index, also detracted from relative performance, and we reduced the Fund’s exposure to municipal bonds during the year.

The Fund’s duration, which is a measure of sensitivity to interest rate changes, continued to be lower than that of the Index, and we reduced it further during the second half of the year.

Outlook

We continue to take an active but risk-conscious investment approach. If an investment in a particular sector meets our risk criteria, and we believe that it offers potential value and adequate compensation, we are willing to diverge significantly from the Index. We believe this has the potential to benefit the Fund, especially in an environment where rising interest rates could contribute to volatility in many sectors.

Our outlook for non-Treasury sectors of the fixed income market remains positive given our view of the prospects for improving U.S. economic growth, stable inflation, and continued investor demand for yield. We also believe that the Fed’s gradual approach to tapering, in addition to accommodative central bank policies in Japan, the United Kingdom, and the European Union, will help to support the markets, including fixed income, in 2014. We continue to see potential for spread tightening, especially in investment grade and high yield corporate debt. We have sought to position the Fund to benefit from continued improvements in the economy and credit markets, while also looking for opportunities to reduce interest rate risk and other risks.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS INVESTMENT QUALITY BOND VIP SERIES

Characteristics (unaudited)

Total Net Assets: $794,726,696

Sector Allocation

Bond Quality Allocation[2]

5

RS INVESTMENT QUALITY BOND VIP SERIES

Top Ten Holdings[3]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	0.875%	12/31/2016	6.13%
FNMA — Mortgage Pass-Through	3.000%	7/1/2043	1.39%
FNMA — Mortgage Pass-Through	4.500%	12/1/2043	1.34%
Verizon Communications, Inc.	6.550%	9/15/2043	1.10%
CNH Equipment Trust	0.870%	9/16/2019	1.00%
Catholic Health Initiatives	4.200%	8/1/2023	0.97%
JPMorgan Chase Commercial Mortgage Securities Corp.	5.440%	6/12/2047	0.97%
GE Capital Commercial Mortgage Corp.	5.280%	3/10/2044	0.95%
Ally Master Owner Trust	1.440%	2/15/2017	0.89%
Dominos Pizza Master Issuer LLC	5.216%	1/25/2042	0.87%
Total			15.61%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2013.
2	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

6

RS INVESTMENT QUALITY BOND VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Investment Quality Bond VIP Series	5/1/83	-1.63%	3.86%	6.06%	4.76%	7.31%
Barclays U.S. Aggregate Bond Index[1]		-2.02%	3.26%	4.44%	4.55%	7.64%	*

* Since inception performance for the Index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Barclays U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Bond Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period 7/1/13-12/31/13
Based on Actual Return	$1,000.00	$1,013.90	$2.84	0.56%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.38	$2.85	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Asset-Backed Securities – 4.6%
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017(1)	$7,000,000	$7,051,983
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.308% due 4/25/2033(2)	673,725	672,602
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(1)(3)	3,600,000	3,653,726
Chase Funding Mortgage Loan Asset-Backed CTFs 2004-1 1A6 4.266% due 6/25/2015	14,338	14,390
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(2)	406,772	403,769
CNH Equipment Trust 2012-C A4 0.87% due 9/16/2019(1)	8,000,000	7,953,592
Dominos Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(1)(3)	6,524,125	6,915,188
Ford Credit Floorplan Master Owner Trust 2012-5 A 1.49% due 9/15/2019(1)	5,550,000	5,518,093
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)(3)	4,096,893	4,237,650

Total Asset-Backed Securities (Cost $36,038,384)		36,420,993

	Principal Amount	Value
Collateralized Mortgage Obligations – 8.0%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034(1)	2,843,146	2,936,256
Bear Stearns ALT-A Trust 2003-3 2A 2.583% due 10/25/2033(2)	3,372,506	3,363,930
Chase Mortgage Finance Corp. 2003-S11 3A1 5.50% due 10/25/2033	509,821	523,437
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	84,786	85,162
2006-19CB A15 6.00% due 8/25/2036	1,153,908	936,809
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	387,494	391,855
2003-11 A31 5.50% due 5/25/2033(1)	1,901,112	1,981,628

December 31, 2013	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2003-J7 2A12 5.00% due 8/25/2033	$1,482,725	$1,514,857
2004-5 2A9 5.25% due 5/25/2034	1,088,932	1,118,509
FHLMC
1534 Z 5.00% due 6/15/2023	341,047	369,881
2663 VQ 5.00% due 6/15/2022	1,302,559	1,313,914
3227 PR 5.50% due 9/15/2035(1)	5,984,765	6,322,545
FNMA 2002-77 QG 5.50% due 12/25/2032	2,347,130	2,563,103
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	1,524,717	1,594,205
JPMorgan Mortgage Trust 2004-S2 1A3 4.75% due 11/25/2019	1,486,050	1,497,425
2005-A3 11A2 3.123% due 6/25/2035(1)(2)	5,290,104	5,280,216
Master Adjustable Rate Mortgages Trust 2004-13 3A1 2.623% due 11/21/2034(2)	3,463,862	3,519,578
Master Asset Securitization Trust 2003-10 3A7 5.50% due 11/25/2033	539,827	572,056
2003-5 2A1 5.00% due 6/25/2018	522,976	543,270
Merrill Lynch Mortgage Investors Trust 2005-A2 A2 2.532% due 2/25/2035(2)	4,531,061	4,518,270
Prime Mortgage Trust 2003-3 A9 5.50% due 1/25/2034(1)	2,298,304	2,263,064
2004-2 A3 5.25% due 11/25/2019	372,116	386,860
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	311,183	318,150
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	668,569	685,932
2005-S3 A1 4.75% due 3/25/2020	1,268,643	1,291,601
2006-S3 A7 5.50% due 3/25/2036	943,219	830,764
Structured Asset Securities Corp. 2004-20 7A1 5.25% due 11/25/2034	2,114,065	2,181,992
2004-21XS 2A6A 4.74% due 12/25/2034(2)	513,223	513,267
2005-1 4A1 5.00% due 2/25/2020	797,883	813,301

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage Backed Securities Trust 2004-6 A4 5.50% due 6/25/2034	$1,552,373	$1,592,627
2004-Y 3A1 2.616% due 11/25/2034(2)	4,067,854	4,100,885
2005-1 1A1 4.75% due 1/25/2020	769,007	792,158
2005-2 2A1 4.75% due 4/25/2020(1)	655,364	674,999
2005-AR12 2A6 2.634% due 6/25/2035(1)(2)	3,596,737	3,640,804
2006-1 A3 5.00% due 3/25/2021	1,345,232	1,377,456
2006-7 1A1 5.25% due 6/25/2021	228,519	234,129
2007-13 A7 6.00% due 9/25/2037	1,195,258	1,147,694

Total Collateralized Mortgage Obligations (Cost $63,537,441)		63,792,589

	Principal Amount	Value
Senior Secured Loans – 6.6%
Building Materials – 0.4%
Generac Power Systems, Inc. Term Loan B 3.50% due 5/31/2020(2)	1,695,750	1,695,038
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00% due 9/28/2020(2)	1,600,988	1,606,687

		3,301,725
Entertainment – 0.3%
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(2)	2,394,000	2,392,204

		2,392,204
Food And Beverage – 1.0%
Del Monte Foods Co. Term Loan 4.00% due 3/8/2018(2)	1,700,000	1,703,927
H.J. Heinz Co. Term Loan B1 3.25% due 6/7/2019(2)	3,980,000	4,001,014
Pinnacle Foods Finance LLC Incremental Term Loan H 3.25% due 4/29/2020(2)	2,194,500	2,190,243

		7,895,184
Gaming – 1.3%
Bally Technologies, Inc. Term Loan B 4.25% due 11/25/2020(2)	1,596,000	1,606,470
MGM Resorts International Term Loan B 3.50% due 12/20/2019(2)	3,979,900	3,987,381

December 31, 2013	Principal Amount	Value
Gaming (continued)
Scientific Games International, Inc. New Term Loan B 4.25% due 10/18/2020(2)	$5,000,000	$5,001,250

		10,595,101
Healthcare – 0.5%
Fresenius Medical Care Holdings, Inc. USD Term Loan A 1.988% due 10/26/2017(2)	3,076,923	3,073,077
IMS Health, Inc. USD Term Loan B1 3.75% due 9/1/2017(2)	721,958	723,879

		3,796,956
Lodging – 0.2%
Hilton Worldwide Finance LLC USD Term Loan B2 3.75% due 10/26/2020(2)	1,815,789	1,829,408

		1,829,408
Non Captive Diversified – 0.2%
Guggenheim Partners LLC Term Loan 4.25% due 7/17/2020(2)	1,496,250	1,508,968

		1,508,968
Pharmaceuticals – 1.6%
Amgen, Inc. Term Loan 1.247% due 9/18/2018(2)	4,095,000	4,084,763
Grifols, Inc. New Term Loan B 4.25% due 6/1/2017(2)	1,938,494	1,948,884
RPI Finance Trust Term Loan B1 2.497% due 11/9/2016(2)	5,790,784	5,802,828
Term Loan B2 3.25% due 5/9/2018(2)	1,182,861	1,187,297

		13,023,772
Refining – 0.2%
Tesoro Corp. Term Loan B 2.419% due 5/30/2016(2)	1,272,000	1,273,056

		1,273,056
Supermarkets – 0.2%
Albertson’s LLC Incremental Term Loan B2 4.75% due 3/21/2019(2)	1,700,000	1,704,250

		1,704,250
Wireless – 0.5%
Crown Castle International Corp. New Term Loan 3.25% due 1/31/2019(2)	3,979,967	3,983,708

		3,983,708

10	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Wirelines – 0.2%
Windstream Corp. Term Loan B4 3.50% due 1/23/2020(2)	$1,492,462	$1,493,403

		1,493,403
Total Senior Secured Loans (Cost $52,656,316)		52,797,735

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 20.6%
Banc of America Commercial Mortgage Trust 2005-6 A4 5.184% due 9/10/2047(1)(2)	5,800,000	6,174,309
2006-1 A4 5.372% due 9/10/2045(1)(2)	3,800,000	4,078,247
2006-2 A4 5.734% due 5/10/2045(1)(2)	3,400,000	3,708,213
Bear Stearns Commercial Mortgage Securities 2005-PW10 AM 5.449% due 12/11/2040(1)(2)	3,466,000	3,700,849
Bear Stearns Commercial Mortgage Securities Trust 2005-PW10 A4 5.405% due 12/11/2040(1)(2)	3,735,000	3,962,637
2007-PW16 AM 5.706% due 6/11/2040(2)	5,350,000	5,994,648
CD Mortgage Trust 2006-CD3 AM 5.648% due 10/15/2048	5,785,000	6,329,964
CGRBS Commercial Mortgage Trust 2013-VN05 TH 3.369% due 3/13/2023(1)	4,000,000	3,799,364
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(2)(3)	328,369	328,452
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(1)	6,320,000	6,895,556
2013-375P B 3.518% due 5/10/2035(1)(2)(3)	4,100,000	3,856,985
Commercial Mortgage Trust 2012-CR4 AM 3.251% due 10/15/2045(1)	2,200,000	2,073,304
2013-LC6 A4 2.941% due 1/10/2046	1,100,000	1,030,581
2013-LC6 AM 3.282% due 1/10/2046(1)	3,938,000	3,714,684
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2040(1)(3)	5,800,000	6,503,720

December 31, 2013	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
CS Commercial Mortgage Trust 2006-C3 A3 5.791% due 6/15/2038(2)	$3,594,782	$3,914,059
CS First Boston Mortgage Securities Corp. 2005-C5 AM 5.10% due 8/15/2038(1)(2)	2,100,000	2,230,110
DBUBS Mortgage Trust 2011-LC1A A3 5.002% due 11/10/2046(1)(3)	4,500,000	4,964,094
Fairway Outdoor Funding LLC 2012-1A A2 4.212% due 10/15/2042(3)	4,843,373	4,847,103
GE Capital Commercial Mortgage Corp. 2006-C1 A4 5.28% due 3/10/2044(1)(2)	7,060,000	7,561,401
GMAC Commercial Mortgage Securities, Inc. 2006-C1 AM 5.29% due 11/10/2045(2)	2,100,000	2,223,512
Hilton U.S.A. Trust 2013-HLT AFX 2.662% due 11/5/2030(3)	6,000,000	5,939,916
Irvine Core Office Trust 2013-IRV B 3.173% due 5/15/2048(2)(3)	2,140,000	1,940,755
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-CB13 AM 5.285% due 1/12/2043(2)	5,400,000	5,751,518
2005-LDP3 A4 4.936% due 8/15/2042(1)(2)	4,260,875	4,475,495
2005-LDP5 A4 5.20% due 12/15/2044(1)(2)	4,705,000	5,012,881
2006-LDP7 AM 5.863% due 4/15/2045(1)(2)	5,240,000	5,773,783
2007-CB18 A4 5.44% due 6/12/2047(1)	7,045,000	7,742,251
2012-HSBC A 3.093% due 7/5/2032(1)(3)	3,850,000	3,669,681
Merrill Lynch Mortgage Trust 2005-CKI1 A6 5.28% due 11/12/2037(1)(2)	5,674,568	6,021,812
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 A2 2.936% due 11/15/2046(2)	6,000,000	6,093,204
Morgan Stanley Capital I Trust 2005-HQ7 AAB 5.184% due 11/14/2042(2)	161,358	161,282
2005-IQ10 A4A 5.23% due 9/15/2042(1)(2)	1,630,865	1,716,099
NCUA Guaranteed Notes Trust 2010-C1 A2 2.90% due 10/29/2020(1)	2,190,000	2,262,180

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Queens Center Mortgage Trust 2013-QCA A 3.275% due 1/11/2037(3)	$3,850,000	$3,512,575
SBA Tower Trust 2.24% due 4/15/2043(3)	1,500,000	1,475,568
4.254% due 4/15/2040(1)(3)	5,970,000	6,044,565
VNO Mortgage Trust 2012-6AVE A 2.996% due 11/15/2030(3)	1,925,000	1,794,986
2012-6AVE B 3.298% due 11/15/2030(3)	1,925,000	1,787,907
Wachovia Bank Commercial Mortgage Trust 2004-C11 A5 5.215% due 1/15/2041(1)(2)	2,082,548	2,083,652
2005-C18 A4 4.935% due 4/15/2042	2,495,000	2,588,321

Total Commercial Mortgage-Backed Securities (Cost $165,288,861)		163,740,223

	Principal Amount	Value
Corporate Bonds – 41.5%
Aerospace & Defense – 0.1%
Northrop Grumman Space & Mission Systems Corp. 7.75% due 6/1/2029	500,000	596,430

		596,430
Automotive – 1.3%
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020(1)	1,500,000	1,585,632
Ford Motor Credit Co. LLC Sr. Nt. 4.25% due 9/20/2022	4,700,000	4,721,601
8.00% due 6/1/2014	2,250,000	2,318,688
RCI Banque S.A. Sr. Nt. 4.60% due 4/12/2016(3)	1,500,000	1,589,745

		10,215,666
Banking – 11.3%
Ally Financial, Inc. 4.50% due 2/11/2014(1)	1,500,000	1,505,625
Bank of America Corp. Sr. Nt. 5.70% due 1/24/2022	3,700,000	4,187,864
BB&T Corp. Sub. Nt. 5.20% due 12/23/2015	2,300,000	2,485,173
Citigroup, Inc. Sr. Nt. 1.70% due 7/25/2016(1)	3,500,000	3,532,977
4.50% due 1/14/2022(1)	4,700,000	4,980,646
6.125% due 11/21/2017(1)	3,700,000	4,265,023

December 31, 2013	Principal Amount	Value
Banking (continued)
Credit Suisse/New York NY Sr. Nt. 5.30% due 8/13/2019	$2,200,000	$2,469,584
Discover Bank Sub. Nt. 7.00% due 4/15/2020	2,350,000	2,733,019
Fifth Third Bank Sr. Nt. 1.15% due 11/18/2016	5,000,000	4,996,535
HSBC USA, Inc. Sub. Nt. 4.625% due 4/1/2014	700,000	707,208
Huntington BancShares, Inc. Sub. Nt. 7.00% due 12/15/2020	1,500,000	1,739,457
Intesa Sanpaolo S.p.A. Sr. Nt. 3.875% due 1/16/2018	1,900,000	1,945,564
JPMorgan Chase & Co. Sub. Nt. 3.375% due 5/1/2023	1,700,000	1,584,400
Sr. Nt. 3.45% due 3/1/2016	1,600,000	1,678,152
Sub. Nt. 5.15% due 10/1/2015	1,600,000	1,710,078
Lloyds Bank PLC 5.80% due 1/13/2020(3)	1,300,000	1,490,410
Macquarie Bank Ltd. Sr. Nt. 2.00% due 8/15/2016(3)	4,000,000	4,045,484
Morgan Stanley Sr. Nt. 3.75% due 2/25/2023	3,000,000	2,919,195
5.95% due 12/28/2017(1)	4,000,000	4,570,080
Rabobank Nederland 3.95% due 11/9/2022	2,100,000	2,034,879
Regions Bank Sub. Nt. 7.50% due 5/15/2018(1)	4,000,000	4,733,144
Royal Bank of Scotland Group PLC Sub. Nt. 6.125% due 12/15/2022	2,600,000	2,657,203
Skandinaviska Enskilda Banken AB Sr. Nt. 1.75% due 3/19/2018(3)	5,250,000	5,143,036
Standard Chartered PLC Sub. Nt. 3.95% due 1/11/2023(3)	2,700,000	2,504,309
The Goldman Sachs Group, Inc. Sub. Nt. 5.625% due 1/15/2017	3,770,000	4,154,306
Sr. Nt. 5.75% due 1/24/2022	2,750,000	3,095,642
The Huntington National Bank Sr. Nt. 1.35% due 8/2/2016(1)	5,200,000	5,198,081

12	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Banking (continued)
UBS AG/Stamford CT Sr. Nt. 4.875% due 8/4/2020	$2,600,000	$2,893,301
USB Realty Corp. Jr. Sub. Nt. 1.391% due 1/15/2017(2)(3)(4)	950,000	874,000
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	2,700,000	2,984,459

		89,818,834
Brokerage – 0.4%
KKR Group Finance Co. 6.375% due 9/29/2020(3)	2,600,000	2,919,667

		2,919,667
Building Materials – 0.5%
CRH America, Inc. 6.00% due 9/30/2016	1,350,000	1,508,115
Owens Corning, Inc. 4.20% due 12/15/2022	2,400,000	2,291,834

		3,799,949
Chemicals – 1.7%
Cabot Corp. Sr. Nt. 3.70% due 7/15/2022	3,200,000	3,051,734
Celanese U.S. Holdings LLC 5.875% due 6/15/2021	3,500,000	3,727,500
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041(1)	1,300,000	1,392,132
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	500,000	553,320
LyondellBasell Industries N.V. Sr. Nt. 5.00% due 4/15/2019	3,600,000	3,998,236
NOVA Chemicals Corp. Sr. Nt. 5.25% due 8/1/2023(3)	750,000	772,500

		13,495,422
Diversified Manufacturing – 0.5%
ABB Finance U.S.A., Inc. 2.875% due 5/8/2022(1)	1,700,000	1,606,383
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(3)	750,000	865,447
United Technologies Corp. Sr. Nt. 4.50% due 6/1/2042	1,600,000	1,553,739

		4,025,569
Electric – 0.9%
Alabama Power Co. Sr. Nt. 5.65% due 3/15/2035(1)	750,000	784,385
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	1,515,000	1,616,853

December 31, 2013	Principal Amount	Value
Electric (continued)
Nevada Power Co. 6.65% due 4/1/2036	$600,000	$732,406
PPL Electric Utilities Corp. 6.25% due 5/15/2039	1,455,000	1,739,576
Union Electric Co. Sr. Sec. Nt. 3.90% due 9/15/2042	1,500,000	1,313,000
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	800,000	1,234,446

		7,420,666
Energy - Integrated – 0.6%
BP Capital Markets PLC 4.50% due 10/1/2020(1)	2,600,000	2,809,079
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	1,700,000	1,979,036

		4,788,115
Entertainment – 0.8%
Time Warner, Inc. 5.875% due 11/15/2016	4,000,000	4,512,692
7.57% due 2/1/2024	1,450,000	1,773,641

		6,286,333
Food And Beverage – 0.9%
Anheuser-Busch InBev Worldwide, Inc. 3.75% due 7/15/2042(1)	4,200,000	3,561,982
Constellation Brands, Inc. 4.25% due 5/1/2023	2,800,000	2,611,000
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	1,200,000	1,308,550

		7,481,532
Government Related – 1.4%
Abu Dhabi National Energy Co. Sr. Nt. 3.625% due 1/12/2023(3)	1,600,000	1,488,000
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(3)	1,329,200	1,450,822
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(3)	1,250,000	1,280,181
Petrobras International Finance Co. 5.875% due 3/1/2018	3,700,000	3,943,405
Ras Laffan Liquefied Natural Gas Co. Ltd. III Sr. Sec. Nt. 6.75% due 9/30/2019(3)	2,300,000	2,703,006

		10,865,414
Health Insurance – 0.2%
UnitedHealth Group, Inc. Sr. Nt. 6.50% due 6/15/2037	1,500,000	1,779,573

		1,779,573

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Healthcare – 2.2%
Amsurg Corp. 5.625% due 11/30/2020	$2,000,000	$2,080,000
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	650,000	662,227
Catholic Health Initiatives 4.20% due 8/1/2023	7,900,000	7,746,282
Fresenius Medical Care U.S. Finance, Inc. 6.875% due 7/15/2017	1,500,000	1,702,500
Thermo Fisher Scientific, Inc. Sr. Nt. 1.30% due 2/1/2017	5,000,000	4,978,275

		17,169,284
Home Construction – 0.5%
Toll Brothers Finance Corp. 5.875% due 2/15/2022	3,500,000	3,622,500

		3,622,500
Independent Energy – 2.5%
Anadarko Petroleum Corp. Sr. Nt. 5.95% due 9/15/2016(1)	4,000,000	4,456,260
Bonanza Creek Energy, Inc. 6.75% due 4/15/2021	2,000,000	2,095,000
Chesapeake Energy Corp. 7.25% due 12/15/2018	2,000,000	2,310,000
Hess Corp. Sr. Nt. 5.60% due 2/15/2041	3,300,000	3,438,983
Kodiak Oil & Gas Corp. 5.50% due 2/1/2022	3,280,000	3,263,600
Talisman Energy, Inc. Sr. Nt. 5.50% due 5/15/2042	3,200,000	3,014,067
Whiting Petroleum Corp. 6.50% due 10/1/2018	1,600,000	1,700,000

		20,277,910
Industrial - Other – 0.2%
URS Corp. 5.50% due 4/1/2022(3)	1,500,000	1,477,430

		1,477,430
Insurance - Life – 0.8%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	1,000,000	1,147,050
MetLife, Inc. Jr. Sub. Nt. 6.40% due 12/15/2066	500,000	513,750
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	1,100,000	1,350,456
Symetra Financial Corp. Sr. Nt. 6.125% due 4/1/2016(3)	800,000	851,594

December 31, 2013	Principal Amount	Value
Insurance - Life (continued)
Teachers Insurance & Annuity Association of America Sub. Nt. 6.85% due 12/16/2039(3)	$1,200,000	$1,481,267
UnumProvident Finance Co. PLC 6.85% due 11/15/2015(3)	1,100,000	1,203,968

		6,548,085
Insurance P&C – 0.8%
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040(1)	1,500,000	1,659,288
Markel Corp. Sr. Nt. 3.625% due 3/30/2023	3,100,000	2,917,723
ZFS Finance U.S.A. Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(2)(3)	1,600,000	1,708,000

		6,285,011
Media Cable – 0.8%
Comcast Corp. 6.45% due 3/15/2037	2,000,000	2,321,086
Time Warner Cable, Inc. 5.85% due 5/1/2017	2,000,000	2,181,396
Virgin Media Secured Finance PLC Sr. Sec. Nt. 6.50% due 1/15/2018	1,500,000	1,554,375

		6,056,857
Metals And Mining – 1.0%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019(1)	1,500,000	1,832,631
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(3)	824,000	854,900
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 3.55% due 3/1/2022	2,300,000	2,185,920
Steel Dynamics, Inc. 5.25% due 4/15/2023	1,750,000	1,750,000
Vale Overseas Ltd. 6.25% due 1/23/2017	1,200,000	1,330,964

		7,954,415
Non Captive Consumer – 0.4%
SLM Corp. Sr. Nt. 6.25% due 1/25/2016	3,000,000	3,240,000

		3,240,000
Non Captive Diversified – 1.2%
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(1)(3)	3,000,000	3,108,750
General Electric Capital Corp. Sr. Nt. 6.75% due 3/15/2032	1,000,000	1,238,305

14	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Non Captive Diversified (continued)
International Lease Finance Corp. Sr. Nt. 4.625% due 4/15/2021	$3,800,000	$3,629,000
4.875% due 4/1/2015	1,600,000	1,656,000

		9,632,055
Oil Field Services – 1.1%
Nabors Industries, Inc. 4.625% due 9/15/2021	3,150,000	3,153,692
Transocean, Inc. 6.00% due 3/15/2018	2,550,000	2,859,687
Weatherford Bermuda 5.125% due 9/15/2020	1,500,000	1,611,387
6.50% due 8/1/2036	1,200,000	1,251,588

		8,876,354
Packaging – 0.5%
Ball Corp. 5.00% due 3/15/2022(1)	2,600,000	2,574,000
Silgan Holdings, Inc. Sr. Nt. 5.00% due 4/1/2020	1,500,000	1,481,250

		4,055,250
Paper – 0.8%
Georgia-Pacific LLC 5.40% due 11/1/2020(3)	2,675,000	2,988,780
Rock Tenn Co. 4.90% due 3/1/2022	3,200,000	3,293,978

		6,282,758
Pharmaceuticals – 0.8%
Gilead Sciences, Inc. Sr. Nt. 4.40% due 12/1/2021(1)	6,150,000	6,567,886

		6,567,886
Pipelines – 1.8%
Atlas Pipeline Partners LP 4.75% due 11/15/2021(3)	2,540,000	2,324,100
Boardwalk Pipelines LP 5.75% due 9/15/2019	1,600,000	1,772,611
El Paso Pipeline Partners Operating Co. LLC 5.00% due 10/1/2021	1,600,000	1,675,701
Energy Transfer Partners LP Sr. Nt. 5.15% due 2/1/2043(1)	2,000,000	1,827,446
8.50% due 4/15/2014(1)	750,000	765,779
Enterprise Products Operating LLC Series A 8.375% due 8/1/2066(1)(2)	1,600,000	1,772,800
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	3,900,000	4,264,549

		14,402,986

December 31, 2013	Principal Amount	Value
Railroads – 0.1%
CSX Corp. Sr. Nt. 4.75% due 5/30/2042	$1,250,000	$1,187,393

		1,187,393
REITs – 0.9%
CommonWealth REIT Sr. Nt. 5.875% due 9/15/2020	1,200,000	1,234,581
DDR Corp. Sr. Nt. 4.75% due 4/15/2018	2,000,000	2,157,476
ProLogis LP 6.875% due 3/15/2020	541,000	637,196
Simon Property Group LP Sr. Nt. 4.125% due 12/1/2021	3,100,000	3,206,941

		7,236,194
Technology – 0.8%
Apple, Inc. Sr. Nt. 3.85% due 5/4/2043(1)	4,500,000	3,759,413
First Data Corp. Sr. Sec. Nt. 7.375% due 6/15/2019(3)	2,830,000	3,021,025

		6,780,438
Transportation Services – 0.2%
Sydney Airport Finance Co. Pty. Ltd. Sr. Sec. Nt. 3.90% due 3/22/2023(3)	1,600,000	1,517,014

		1,517,014
Wireless – 1.6%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019(1)	3,600,000	3,933,000
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	1,500,000	1,568,898
Sprint Communications, Inc. Sr. Nt. 6.00% due 12/1/2016	3,000,000	3,273,750
Vodafone Group PLC Sr. Nt. 6.15% due 2/27/2037	3,350,000	3,630,619

		12,406,267
Wirelines – 1.9%
AT&T, Inc. Sr. Nt. 6.30% due 1/15/2038(1)	2,200,000	2,431,548
Deutsche Telekom International Finance B.V. 8.75% due 6/15/2030(1)	850,000	1,199,166
Orange S.A. Sr. Nt. 8.75% due 3/1/2031	335,000	462,526

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Wirelines (continued)
Telecom Italia Capital S.A. 5.25% due 10/1/2015	$550,000	$578,187
Verizon Communications, Inc. Sr. Nt.
6.40% due 2/15/2038	1,250,000	1,403,709
6.55% due 9/15/2043	7,500,000	8,774,692

		14,849,828
Total Corporate Bonds (Cost $323,740,682)		329,919,085

	Principal Amount	Value
Hybrid ARMS — 0.1%
FNMA
2.41% due 12/1/2036(2)	561,987	600,152
2.44% due 8/1/2046(2)	256,991	269,901

Total Hybrid ARMS (Cost $823,644)		870,053

	Principal Amount	Value
Mortgage Pass-Through Securities – 7.2%
FHLMC
4.00% due 12/1/2040 - 1/1/2041(1)	8,020,314	8,241,029
7.00% due 9/1/2038	210,538	238,683
FNMA
3.00% due 7/1/2043	11,609,246	11,034,665
3.00% due 12/1/2043(5)	4,800,000	4,544,625
3.50% due 11/1/2042	30,261	30,091
4.00% due 9/1/2040 - 11/1/2040	7,154,317	7,368,548
4.50% due 12/1/2043(5)	10,100,000	10,668,520
5.00% due 4/1/2023 - 12/1/2039	5,775,830	6,267,011
5.00% due 11/1/2039(1)	3,481,032	3,778,535
5.50% due 1/1/2038 - 2/1/2039	3,608,533	3,960,883
6.00% due 8/1/2021	253,925	283,751
6.50% due 7/1/2014 - 12/1/2014	3,478	3,499
7.00% due 9/1/2014 - 6/1/2032	109,149	121,904
7.50% due 12/1/2029	132,979	153,642
8.00% due 1/1/2030 - 9/1/2030	48,283	56,353
GNMA
6.00% due 10/15/2032 - 12/15/2033	339,436	382,932

Total Mortgage Pass-Through Securities (Cost $56,336,935)		57,134,671

December 31, 2013	Principal Amount	Value
Municipal Bonds – 1.5%
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality Ser. A 5.00% due 10/1/2027	$1,200,000	$1,311,276
Chicago Illinois Metropolitan Wtr. Reclamation Dist. Greater Chicago G.O. Build America Bonds Taxable Direct Payment 5.72% due 12/1/2038(1)	1,600,000	1,701,264
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Build America Bonds Ser. A 6.184% due 1/1/2034	1,000,000	1,129,850
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	2,400,000	2,605,128
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. A 5.50% due 11/15/2036	1,190,000	1,313,891
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev. Build America Bonds Ser. EE 6.011% due 6/15/2042	1,600,000	1,851,168
San Diego Cnty. California Wtr. Auth. Fing. Agcy. Wtr. Rev. Build America Bonds Ser. B 6.138% due 5/1/2049	1,500,000	1,724,985

Total Municipal Bonds (Cost $10,576,581)		11,637,562

	Principal Amount	Value
U.S. Government Securities – 7.9%
U.S. Treasury Bonds
2.875% due 5/15/2043	6,700,000	5,430,142
6.00% due 2/15/2026	2,000,000	2,553,124
U.S. Treasury Notes
0.875% due 12/31/2016(1)	48,650,000	48,756,446
1.375% due 5/31/2020	6,000,000	5,686,404

Total U.S. Government Securities (Cost $62,665,569)		62,426,116

16	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Repurchase Agreements – 3.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $26,649,000, due 1/2/2014(6)	$26,649,000	$26,649,000
Total Repurchase Agreements (Cost $26,649,000)		26,649,000
Total Investments - 101.3% (Cost $798,313,413)		805,388,027
Other Liabilities, Net - (1.3)%		(10,661,331)
Total Net Assets - 100.0%		$794,726,696

(1)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2013.
(3)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2013, the aggregate market value of these securities amounted to $109,136,306, representing 13.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(4)	Perpetual Maturity. Maturity date presented represents the next call date.
(5)	TBA — To be announced.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	2.08%	10/17/2022	$1,059,140
FNMA	2.20%	10/17/2022	26,124,554

The table below presents futures contracts as of December 31, 2013:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts
5 YR U.S. Treasury Note	Goldman Sachs & Co.	613	3/31/2014	$73,139	$(966,627)
U.S. Long Bond	Goldman Sachs & Co.	27	3/20/2014	3,464	(31,314)
U.S. Ultra Bond	Goldman Sachs & Co.	19	3/20/2014	2,589	(19,879)
Total					$(1,017,820)

At December 31, 2013, the Fund had entered into the following open option contract:

Number of Contracts	Put Written Options	Expiration Date	Premiums Received	Current Value	Unrealized Appreciation
160	30 YR U.S. Treasury Note, strike @ $125	February 2014	$96,938	$(82,500)	$14,438

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$36,420,993	$—	$36,420,993
Collateralized Mortgage Obligations	—	63,792,589	—	63,792,589
Senior Secured Loans	—	52,797,735	—	52,797,735
Commercial Mortgage-Backed Securities	—	163,740,223	—	163,740,223
Corporate Bonds	—	329,919,085	—	329,919,085
Hybrid ARMS	—	870,053	—	870,053
Mortgage Pass-Through Securities	—	57,134,671	—	57,134,671
Municipal Bonds	—	11,637,562	—	11,637,562
U.S. Government Securities	—	62,426,116	—	62,426,116
Repurchase Agreements	—	26,649,000	—	26,649,000
Other Financial Instruments:
Financial Futures Contracts	(1,017,820)	—	—	(1,017,820)
Written Put Options	(82,500)	—	—	(82,500)
Total	$(1,100,320)	$805,388,027	$—	$804,287,707

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2013
Assets
Investments, at value	$805,388,027
Cash and cash equivalents	1,007,482
Receivable for investments sold	15,304,788
Dividends/interest receivable	5,257,949
Receivable for fund shares subscribed	648,505

Total Assets	827,606,751

Liabilities
Payable for investments purchased	32,244,179
Payable to adviser	337,073
Payable for variation margin	85,563
Options written, at value	82,500
Payable for fund shares redeemed	59,270
Accrued trustees’ fees	10,930
Accrued expenses/other liabilities	60,540

Total Liabilities	32,880,055

Total Net Assets	$794,726,696

Net Assets Consist of:
Paid-in capital	$788,776,441
Accumulated net realized loss from investments, futures contracts and options written	(120,977)
Net unrealized appreciation on investments, futures contracts and options written	6,071,232

Total Net Assets	$794,726,696

Investments, at Cost	$798,313,413

Premiums Received for Options Written	$96,938

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	65,228,235
Net Asset Value Per Share	$12.18

Statement of Operations For the Year Ended December 31, 2013
Investment Income
Interest	$25,597,905

Total Investment Income	25,597,905

Expenses
Investment advisory fees	3,903,518
Custodian fees	123,149
Administrative service fees	93,962
Professional fees	84,562
Shareholder reports	63,063
Trustees’ fees	40,548
Insurance expense	20,151
Other expenses	20,725

Total Expenses	4,349,678

Net Investment Income	21,248,227

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Futures Contracts and Options Written
Net realized gain from investments	1,340,543
Net realized gain from futures contracts	591,978
Net realized gain from options written	321,445
Net change in unrealized appreciation/depreciation on investments	(34,548,719)
Net change in unrealized appreciation/depreciation on futures contracts	(1,017,820)
Net change in unrealized appreciation/depreciation on options written	14,438

Net Loss on Investments, Futures Contracts and Options Written	(33,298,135)

Net Decrease in Net Assets Resulting from Operations	$(12,049,908)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment income	$21,248,227	$21,583,583
Net realized gain from investments, futures contracts and options written	2,253,966	12,845,090
Net change in unrealized appreciation/depreciation on investments, futures contracts and options written	(35,552,101)	9,446,007

Net Increase/(Decrease) in Net Assets Resulting from Operations	(12,049,908)	43,874,680

Distributions to Shareholders
Net investment income	(21,298,162)	(21,798,718)
Net realized gain on investments	(3,569,737)	(11,727,267)

Total Distributions	(24,867,899)	(33,525,985)

Capital Share Transactions
Proceeds from sales of shares	137,178,642	131,767,647
Reinvestment of distributions	24,867,898	33,525,985
Cost of shares redeemed	(91,203,427)	(86,723,307)

Net Increase in Net Assets Resulting from Capital Share Transactions	70,843,113	78,570,325

Net Increase in Net Assets	33,925,306	88,919,020

Net Assets
Beginning of year	760,801,390	671,882,370

End of year	$794,726,696	$760,801,390

Other Information:
Shares
Sold	10,886,522	10,157,522
Reinvested	2,038,352	2,627,428
Redeemed	(7,249,827)	(6,664,318)

Net Increase	5,675,047	6,120,632

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/13	$12.78	$0.34	$(0.54)	$(0.20)	$(0.34)	$(0.06)	$(0.40)
Year Ended 12/31/12	12.57	0.38	0.42	0.80	(0.38)	(0.21)	(0.59)
Year Ended 12/31/11	12.32	0.49	0.38	0.87	(0.49)	(0.13)	(0.62)
Year Ended 12/31/10	12.02	0.48	0.44	0.92	(0.48)	(0.14)	(0.62)
Year Ended 12/31/09	11.32	0.50	0.78	1.28	(0.50)	(0.08)	(0.58)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$12.18	(1.63)%	$794,727	0.56%	0.56%	2.72%	2.72%	199%
12.78	6.37%	760,801	0.56%	0.56%	2.97%	2.97%	135%
12.57	7.08%	671,882	0.57%	0.57%	3.75%	3.75%	102%
12.32	7.72%	631,137	0.56%	0.56%	3.90%	3.90%	121%
12.02	11.20%	559,345	0.58%	0.58%	4.54%	4.54%	153%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2013

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Investment Quality Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and considered by management to be representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and considered by management to be representative of market value are valued by a Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

22

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state authorities for tax years before 2009.

23

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares. During 2013, the Board of Trustees approved the appointment of RS Funds Distributor, LLC (“RSFD”), a wholly-owned subsidiary of RS Investments, to serve as distributor of the Fund. The change in distributor from GIS to RSFD is expected to take place in the first quarter of 2014, but not before RSFD shall complete its registration as a broker pursuant to Section 15(b) of the Securities Exchange Act of 1934, as amended, and becomes a member of the Financial Industry Regulatory Authority (FINRA).

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and RS Investments. The sub-investment advisory fee is paid by RS Investments to GIS and does not represent a separate or additional expense to the Fund.

24

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2013 and December 31, 2012, was as follows:

	Ordinary Income	Long-Term Capital Gains
2013	$21,369,353	$3,498,546
2012	27,409,143	6,116,842

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2013, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(55,713)	$49,935	$5,778

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the Fund elected to defer net capital losses of $1,108,010.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2013, was $798,329,762. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2013, aggregated $17,321,860 and $(10,263,595), respectively, resulting in net unrealized appreciation of $7,058,265.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2013, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$405,812,626	$1,271,821,509
Sales	179,018,805	1,338,979,834

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2013.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized depreciation on futures contracts*	$(1,017,820)
Written Put Option Contracts	Options written, at value	(82,500)
*	The cumulative depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

25

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2013.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$591,978

	Net change in unrealized appreciation/depreciation on futures contracts	(1,017,820)
Put Option Contracts	Net realized gain from investments and options written	321,445

	Net change in unrealized appreciation/depreciation on options written	14,438

Transactions in options written for the year ended December 31, 2013:

	Contracts	Premiums
Options outstanding, December 31, 2012	—	$—
Options written	1,010	557,262
Options terminated in closing transactions	(850)	(460,264)
Options exercised	—	—
Options expired	—	—
Options outstanding, December 31, 2013	160	96,938

The Fund held an average daily notional value of $(2,338,630) in short position futures contracts, an average daily notional value of $26,980,822 in long position future contracts and an average daily face value of written option contracts of $123,589 for the year ended December 31, 2013.

The Fund used exchange-traded U.S. Treasury futures and options on U.S. Treasury futures to generate income and manage interest rate exposure.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

d. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note 4(g) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

e. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a Fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

f. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments.

g. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks.

26

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

h. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors and current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2013, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Investment Quality Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Investment Quality Bond VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and agent banks provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2014

28

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

Under Section 852 (b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $3,498,546 as long-term capital gain distributions for the year ended December 31, 2013.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and GIS, and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 1, 2013, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2013. Before the Board meeting on August 1, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of the Funds sub-advised by GIS, RS Investments had traditionally paid the majority, in most cases the large majority, of the advisory fees it received to GIS, but that an amendment to the Sub-Advisory Agreements, effective as of January 1, 2013, changed the allocation of the advisory fees for such sub-advised Funds to increase

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

the portion of the advisory fees retained by RS Investments with respect to those Funds. The Trustees approved that re-allocation as requested by RS Investments based on its explanation that the new allocation would better reflect the current and expected respective responsibilities of RS Investments and GIS, as well as the commitment of The Guardian Life Insurance Company of America, RS Investments’ ultimate parent company, to supporting RS Investments as it grows and enhances its services.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median, even with the recent increase to the maximum expense ratio. For the RS Global Natural Resources Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that there would remain in place an expense limitation and that the Fund has enjoyed a strong long and near term relative performance record. For the RS Partners Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and it has enjoyed a strong long and near term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation places it at the median of its peer group for total expenses based on the level stated in the prospectus.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods.

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees noted that in the reports presented to them no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, but that several Funds had experienced relatively low performance for multiple periods, including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the one and three-year periods and below the median for the five-year period, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one and three-year periods, but near the top quartile for the five and ten-year periods; and (4) RS Value Fund, which was ranked in the lowest quartile for the three and five-year periods, but in the top quartile for the one-year and ten-year periods. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which would be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the RS Value Fund’s performance has improved substantially over the past year, reflecting, in part, management’s substantial efforts in that regard, with the one-year and year-to-date relative performance well into the top quartile. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past year.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2012, and for the three months ended March 31, 2013. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds.

The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds. The Independent Trustees additionally reviewed pro forma profitability information intended to show the effect on profitability of the new allocation of advisory fees between RS Investments and GIS.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past year to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

“soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2013.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987-May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Lawrence E. Harris, September 1956	Trustee	Since December 2013	Professor of Finance and Business Economics since September 1982 and Fred V. Keenan Chair in Finance since January 1998, Marshall School of Business, University of Southern California.	32	Interactive Brokers Group, Inc. (July 2007-present); Clipper Fund, Inc. (April 2006-present)
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007-September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012-Present)	CEO and Co- Founder of TriLinc Global, LLC an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	32	TriLinc Global Impact Fund, LLC (2012-present)

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	32	Arch Capital Group Ltd. (2013-present)
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	32	None
James L. Smith, October 1959	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since July 2013	Director, BlackRock Inc. (December 2009-July 2013) and Chief Compliance Officer, BlackRock Investments, LLC (December 2012-July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007-December 2009).	N/A	N/A

35

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005-April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005-February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012-December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006-March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

36

RS VARIABLE

PRODUCTS TRUST

RS LOW DURATION BOND VIP SERIES

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LOW DURATION BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Low Duration Bond VIP Series Commentary

Highlights

•	Rising interest rates and the prospect of reduced support from the U.S. Federal Reserve (the “Fed”) contributed to negative returns in most fixed income sectors in 2013. Yet shorter-term interest rates remained relatively stable, and the Barclays U.S. Government 1-3 Year Bond Index[1] (the “Index”) proved to be resilient and ended the period with a modest gain.

•	RS Low Duration Bond VIP Series (the “Fund”) delivered positive performance in 2013, but underperformed the Index due to yield curve positioning that stemmed primarily from its investments in Agency collateralized mortgage obligations (CMOs). As our views and market conditions changed, we moved out of many of these positions mid-year, and we refocused the Fund’s curve exposure on shorter duration bonds.

Market Overview

Fixed income securities delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to pursue higher returns in non-Treasury areas of the market. Investor appetite for risk reversed sharply beginning in May, however, after the Fed suggested it might start to taper some of its stimulus efforts if the U.S. economy continued to improve. The prospect of reduced Fed support contributed to a selloff in fixed income securities that was marked by widening spreads and rising interest rates. Uncertainty about the timing and extent of possible Fed policy changes kept upward pressure on interest rates throughout the second half of the year. The yield on the 10-year Treasury rose by 1.27% in 2013 and ended the year at 3.03%. In December, with U.S. economic growth showing signs of strengthening, the Fed announced that it would start to gradually reduce its monthly securities purchases in January 2014. The Fed also re-emphasized its intention to keep the federal funds rate near zero until well after the bond buying program ends and unemployment drops to 6.5% or lower.

Performance Update

The Fund returned 0.24% for the 12 months ended December 31, 2013, underperforming a 0.37% Index return.

Portfolio Review

In a challenging year for the fixed income market, the Fund’s performance relative to the Index was hindered by its yield curve positioning, which was largely the result of investments in Agency CMOs that were hard hit by the second quarter market selloff. This detraction outweighed positive contributions from corporate debt and several other outperforming non-Treasury sectors that are not included in the Index.

In response to a strengthening economy and based on our expectation that interest rates would continue to rise, we restructured the portfolio in the second and third quarters, paring down Agency CMO holdings to a select few and reducing the Fund’s duration, which is a measure of sensitivity to interest rate changes. We also reduced exposure to lower-yielding asset-backed securities. These changes bore fruit in the fourth quarter, when the Fund outperformed the Index as its yield curve positioning took a much smaller toll and was outweighed by positive contributions from investments outside of the Index, including its remaining Agency CMO holdings.

During the year, we increased the Fund’s weightings in investment grade and high yield corporate bonds, as well as in floating rate loans that offer credit seniority along with some protection against rising interest rates.

We also added to non-Agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities, which we believe have the potential to benefit from the improving real estate market while also helping to temper the Fund’s interest rate risk. Within RMBS, we focused on seasoned, investment grade, hybrid adjustable rate mortgages and floating rate mortgages that we believe have a low risk of default. In our view, adjustable rate securities are also well suited to take advantage of a potential rise in interest rates.

3

RS LOW DURATION BOND VIP SERIES

Outlook

We continue to take an active but risk-conscious investment approach. If an investment in a particular sector meets our risk criteria, and we believe that it offers potential value and adequate compensation, we are willing to diverge significantly from the Index. We believe this has the potential to benefit the Fund, especially in an environment where rising interest rates could contribute to volatility in many sectors.

Our outlook for non-Treasury sectors of the fixed income market remains positive given our view of the prospects for improving U.S. economic growth, stable inflation, and continued investor demand for yield. We also believe that the Fed’s gradual approach to tapering, in addition to accommodative central bank policies in Japan, the United Kingdom, and the European Union, will help to support the markets, including fixed income, in 2014. We continue to see potential for spread tightening, especially in investment grade and high yield corporate debt. We have sought to position the Fund to benefit from continued improvements in the economy and credit markets, while also looking for opportunities to reduce interest rate risk and other risks.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS LOW DURATION BOND VIP SERIES

Characteristics (unaudited) Total Net Assets: $243,986,322

Sector Allocation

Bond Quality Allocation[2]

5

RS LOW DURATION BOND VIP SERIES

Top Ten Holdings[3]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	0.375%	6/15/2015	2.46%
U.S. Treasury Notes	0.250%	7/31/2015	1.68%
Wachovia Bank Commercial Mortgage Trust	5.308%	11/15/2048	1.01%
Citigroup/Deutsche Bank Commercial Mortgage Trust	5.617%	10/15/2048	0.96%
Banc of America Commercial Mortgage Trust	5.115%	10/10/2045	0.93%
Banc of America Commercial Mortgage Trust	5.372%	9/10/2045	0.88%
JPMorgan Chase Commercial Mortgage Securities Corp.	5.440%	6/12/2047	0.88%
Morgan Stanley Capital I Trust	5.417%	3/12/2044	0.88%
Banc of America Merrill Lynch Commercial Mortgage, Inc.	4.997%	7/10/2045	0.86%
Hertz Vehicle Financing LLC	5.290%	3/25/2016	0.85%
Total			11.39%

1	The Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2013.
2	Source: Moody’s, Standard and Poors, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

6

RS LOW DURATION BOND VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Low Duration Bond VIP Series	8/28/03	0.24%	1.76%	3.23%	3.14%	3.13%
Barclays U.S. Government 1-3 Year Bond Index[1]		0.37%	0.81%	1.25%	2.67%	2.69%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Low Duration Bond VIP Series and the Barclays U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.RSinvestments.com/VIP.htm.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period 7/1/13-12/31/13
Based on Actual Return	$1,000.00	$1,007.20	$2.78	0.55%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Asset-Backed Securities – 12.5%
Ally Auto Receivables Trust 2012-5 A4 0.85% due 1/16/2018	$835,000	$832,423
2012-SN1 A4 0.70% due 12/21/2015	700,000	700,836
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017(1)	1,675,000	1,687,439
American Express Credit Account Master Trust 2012-2 A 0.68% due 3/15/2018(1)	1,500,000	1,502,704
2013-1 A 0.587% due 2/16/2021(2)	1,800,000	1,804,192
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.308% due 4/25/2033(2)	61,778	61,675
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(3)	1,425,000	1,446,267
BMW Vehicle Lease Trust 2013-1 A4 0.66% due 6/20/2016	500,000	499,989
Capital Auto Receivables Asset Trust 2013-1 A3 0.79% due 6/20/2017	700,000	699,158
2013-3 A1B 0.597% due 11/20/2015(2)	2,000,000	2,001,102
Chase Funding Mortgage Loan Asset-Backed CTFS 2004-1 1A6 4.266% due 6/25/2015	11,100	11,141
Citibank Credit Card Issuance Trust 2004-A8 A8 4.90% due 12/12/2016	950,000	989,453
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(2)	81,180	80,581
CNH Equipment Trust 2012-D A3 0.65% due 4/16/2018	1,500,000	1,501,200
Dryrock Issuance Trust 2012-2 A 0.64% due 8/15/2018	800,000	797,842
Enterprise Fleet Financing LLC 2012-2 A2 0.72% due 4/20/2018(3)	1,477,017	1,476,958
Ford Credit Floorplan Master Owner Trust 2010-3 A2 1.867% due 2/15/2017(2)(3)	985,000	1,000,366
GE Capital Credit Card Master Note Trust 2012-6 A 1.36% due 8/17/2020(1)	2,000,000	1,970,560
Harley-Davidson Motorcycle Trust 2012-1 A3 0.68% due 4/15/2017	2,000,000	2,001,654

December 31, 2013	Principal Amount	Value
Asset-Backed Securities (continued)
Hertz Vehicle Financing LLC 2009-2A A2 5.29% due 3/25/2016(1)(3)	$1,990,000	$2,080,955
Honda Auto Receivables Owner Trust 2010-3 A4 0.94% due 12/21/2016	412,334	412,334
Huntington Auto Trust 2011-1A A3 1.01% due 1/15/2016(3)	425,035	426,058
Hyundai Auto Receivables Trust 2012-A A4 0.95% due 12/15/2016	500,000	502,909
Mercedes-Benz Auto Lease Trust 2013-B A4 0.76% due 7/15/2019	500,000	499,692
Mercedes-Benz Master Owner Trust 2012-AA A 0.79% due 11/15/2017(3)	1,400,000	1,400,990
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)(3)	1,018,687	1,053,686
Nissan Auto Receivables Owner Trust 2013-A A3 0.50% due 5/15/2017	2,000,000	1,998,936
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 6.163% due 8/25/2032(2)	20,695	15,306
Volkswagen Auto Lease Trust 2012-A A3 0.87% due 7/20/2015	766,397	768,098
Wheels SPV LLC 2012-1 A2 1.19% due 3/20/2021(3)	241,159	241,677

Total Asset-Backed Securities (Cost $30,495,882)		30,466,181

	Principal Amount	Value
Collateralized Mortgage Obligations – 12.7%
Banc of America Funding Corp. 2005-D A1 2.632% due 5/25/2035(2)	1,052,309	1,065,460
Banc of America Mortgage Securities Trust 2003-J 2A2 2.836% due 11/25/2033(2)	766,478	770,777
Bear Stearns ALT-A Trust 2003-3 2A 2.583% due 10/25/2033(2)	768,649	766,694
2004-4 A1 0.765% due 6/25/2034(2)	843,774	790,550
2004-6 1A 0.805% due 7/25/2034(2)	764,750	725,422

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Chase Mortgage Finance Corp. 2007-A1 2A1 2.71% due 2/25/2037(2)	$264,799	$265,040
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	18,371	18,452
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	23,134	23,394
2003-11 A31 5.50% due 5/25/2033	333,152	347,262
2003-50 A1 5.00% due 11/25/2018	380,905	391,446
CS First Boston Mortgage Securities Corp. 2003-23 2A8 4.50% due 10/25/2018	95,357	95,845
2003-8 2A1 5.00% due 4/25/2018	123,797	126,472
2004-5 5A1 5.00% due 8/25/2019	214,122	218,650
2004-AR5 3A1 2.565% due 6/25/2034(2)	593,082	589,513
2004-AR5 6A1
2.571% due 6/25/2034(2)	1,514,703	1,512,339
2004-AR7 4A1
2.548% due 11/25/2034(2)	1,406,126	1,424,661
FHLMC 1534 Z 5.00% due 6/15/2023	46,566	50,503
20 H 5.50% due 10/25/2023	24,607	26,909
4105 WA 3.00% due 2/15/2041	527,045	459,961
4149 ZG 3.00% due 1/15/2033	763,937	665,061
First Horizon Asset Securities, Inc. 2004-4 2A3 4.50% due 7/25/2019	124,511	126,910
FNMA 2003-63 GU 4.00% due 7/25/2033	97	97
2012-113 WA 3.00% due 3/25/2042	11,880	11,558
2012-113 ZU 3.50% due 10/25/2042	228,502	189,621
2013-27 UA 3.00% due 12/25/2042	1,486,580	1,365,114
2013-31 NQ 3.00% due 4/25/2043	1,259,740	1,149,882
2013-32 ZM 3.00% due 4/25/2043	75,786	54,565
2013-45 ZM 4.00% due 5/25/2043	281,694	241,877
JPMorgan Mortgage Trust 2004-S1 1A7 5.00% due 9/25/2034	38,374	39,505
2004-S2 1A3 4.75% due 11/25/2019	97,574	98,321

December 31, 2013	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2005-A1 3A1 3.712% due 2/25/2035(2)	$310,105	$311,273
2006-A2 5A1 2.55% due 11/25/2033(2)	413,378	411,280
Master Adjustable Rate Mortgages Trust 2004-13 2A1 2.644% due 4/21/2034(2)	467,265	478,566
2004-13 3A7 2.623% due 11/21/2034(2)	1,131,718	1,157,180
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	86,520	89,877
2003-9 5A2 4.75% due 10/25/2018(1)	526,170	537,731
Merrill Lynch Mortgage Investors Trust 2005-A2 A2 2.532% due 2/25/2035(2)	1,271,279	1,267,690
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	94,840	96,369
2004-7AR 2A1 2.462% due 9/25/2034(2)	1,072,303	1,038,072
MortgageIT Trust 2004-1 A1 0.945% due 11/25/2034(2)	1,234,267	1,169,752
Prime Mortgage Trust 2003-3 A9 5.50% due 1/25/2034	205,813	202,657
2004-2 A2 4.75% due 11/25/2019	142,688	147,889
Residential Asset Mortgage Products, Inc.	10,686	10,925
2005-SL1 A4
6.00% due 5/25/2032
Residential Asset Securitization Trust	446,860	440,394
2003-A2 A1
4.25% due 5/25/2033
Residential Funding Mortgage Securities I, Inc.
2004-S9 2A1
4.75% due 12/25/2019	131,664	134,379
2005-S1 2A1
4.75% due 2/25/2020	101,302	103,933
2005-S3 A1
4.75% due 3/25/2020	71,978	73,281
Structured Adjustable Rate Mortgage Loan Trust	963,366	982,100
2004-6 4A1
2.433% due 6/25/2034(2)
Structured Asset Securities Corp.
2003-29 2A1
5.25% due 9/25/2023	270,783	274,875
2004-21XS 2A6A
4.74% due 12/25/2034(2)	91,187	91,195

10	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2004-3 3A1
5.50% due 3/25/2019	$111,077	$114,076
2005-1 4A1
5.00% due 2/25/2020	129,173	131,669
Thornburg Mortgage Securities Trust
2003-4 A1
0.805% due 9/25/2043(2)	1,572,368	1,508,600
2004-4 3A
1.981% due 12/25/2044(2)	1,764,877	1,749,791
Wells Fargo Mortgage Backed Securities Trust
2003-J 1A9
2.612% due 10/25/2033(2)	402,177	404,068
2003-J 2A1
2.503% due 10/25/2033(2)	91,060	91,440
2003-N 2A1
2.49% due 12/25/2033(2)	200,999	204,401
2004-M A7
2.616% due 8/25/2034(2)	618,071	634,118
2004-O A1
4.928% due 8/25/2034(2)	407,253	413,842
2004-Z 2A2
2.615% due 12/25/2034(2)	291,489	294,044
2005-1 1A1
4.75% due 1/25/2020	102,800	105,895
2005-AR10 2A6
2.627% due 6/25/2035(2)	350,820	354,228
2005-AR12 2A5
2.634% due 6/25/2035(2)	655,255	667,004
2005-AR12 2A6
2.634% due 6/25/2035(2)	561,511	568,391
2005-AR16 3A2
2.654% due 3/25/2035(2)	1,086,843	1,103,402
2006-7 1A1
5.25% due 6/25/2021	35,677	36,553

Total Collateralized Mortgage Obligations (Cost $31,519,119)		31,012,801

	Principal Amount	Value
Senior Secured Loans – 9.1%
Building Materials – 0.5%
ABC Supply Co., Inc. Term Loan 3.50% due 4/16/2020(2)	748,125	748,956
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00% due 9/28/2020(2)	568,575	570,599

		1,319,555
Consumer Products – 0.4%
Bombardier Recreational Products, Inc. New Term Loan B 4.00% due 1/30/2019(2)	977,143	979,586

		979,586

December 31, 2013	Principal Amount	Value
Entertainment – 0.7%
Kasima LLC New Term Loan B 3.25% due 5/17/2021(2)	$950,000	$944,062
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(2)	748,125	747,564

		1,691,626
Food And Beverage – 0.7%
H.J. Heinz Co. Term Loan B1 3.25% due 6/7/2019(2)	1,194,000	1,200,304
Pinnacle Foods Finance LLC Incremental Term Loan H 3.25% due 4/29/2020(2)	498,750	497,783

		1,698,087
Gaming – 1.7%
Bally Technologies, Inc. Term Loan B 4.25% due 11/25/2020(2)	798,000	803,235
Boyd Gaming Corp. Term Loan B 4.00% due 8/14/2020(2)	897,750	899,151
MGM Resorts International Term Loan B 3.50% due 12/20/2019(2)	1,144,221	1,146,372
Pinnacle Entertainment, Inc. Term Loan B2 3.75% due 8/13/2020(2)	427,676	429,172
Scientific Games International, Inc. New Term Loan B 4.25% due 10/18/2020(2)	1,000,000	1,000,250

		4,278,180
Healthcare – 1.4%
DaVita, Inc. Term Loan B2 4.00% due 11/1/2019(2)	843,241	848,511
Fresenius Medical Care Holdings, Inc. USD Term Loan A 1.988% due 10/26/2017(2)	756,033	755,088
Fresenius SE & Co. KGaA USD Term Loan B 2.247% due 8/7/2019(2)	997,500	996,752
Hologic, Inc. New Term Loan B 3.75% due 8/1/2019(2)	401,199	403,206
IMS Health, Inc. USD Term Loan B1 3.75% due 9/1/2017(2)	487,472	488,768

		3,492,325
Lodging – 0.1%
Hilton Worldwide Finance LLC USD Term Loan B2 3.75% due 10/26/2020(2)	197,368	198,849

		198,849

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Media Noncable – 0.2%
Tribune Co. 2013 Term Loan 4.00% due 11/12/2020(2)	$500,000	$496,875

		496,875
Non Captive Diversified – 0.2%
Guggenheim Partners LLC Term Loan 4.25% due 7/17/2020(2)	399,000	402,391

		402,391
Pharmaceuticals – 1.8%
Amgen, Inc. Term Loan 1.247% due 9/18/2018(2)	975,000	972,562
Grifols, Inc. New Term Loan B 4.25% due 6/1/2017(2)	631,959	635,346
Quintiles Transnational Corp. Term Loan B3 2.747% due 6/8/2018(2)	750,000	749,062
RPI Finance Trust Term Loan A 2.247% due 8/9/2016(2)	462,116	461,252
Term Loan B2 3.25% due 5/9/2018(2)	1,577,148	1,583,063

		4,401,285
Refining – 0.3%
Citgo Petroleum Corp. Term Loan C 9.00% due 6/23/2017(2)	253,071	254,969
Tesoro Corp. Term Loan B 2.419% due 5/30/2016(2)	397,500	397,830

		652,799
Retailers – 0.2%
The Neiman Marcus Group, Inc. New Term Loan B 5.00% due 10/26/2020(2)	500,000	505,765

		505,765
Supermarkets – 0.2%
Albertson’s LLC Incremental Term Loan B2 4.75% due 3/21/2019(2)	500,000	501,250

		501,250
Wireless – 0.5%
Crown Castle International Corp. New Term Loan 3.25% due 1/31/2019(2)	1,236,293	1,237,455

		1,237,455
Wirelines – 0.2%
Windstream Corp. Term Loan B4 3.50% due 1/23/2020(2)	397,990	398,241

		398,241
Total Senior Secured Loans (Cost $22,219,535)		22,254,269

December 31, 2013	Principal Amount	Value
Commercial Mortgage-Backed Securities – 21.8%
American Tower Trust I 13 1A 1.551% due 3/15/2043(1)(3)	$1,000,000	$975,980
Banc of America Commercial Mortgage Trust 2005-4 A5B 4.997% due 7/10/2045(1)(2)	2,000,000	2,109,340
2005-5 A4 5.115% due 10/10/2045(2)	2,145,000	2,269,794
2005-6 A4 5.184% due 9/10/2047(1)(2)	1,215,000	1,293,411
2006-1 A4 5.372% due 9/10/2045(2)	2,000,000	2,146,446
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR3 A4 4.715% due 2/11/2041	64,767	64,736
2005-PW10 A4 5.405% due 12/11/2040(2)	1,620,000	1,718,734
2006-T24 AM 5.568% due 10/12/2041(2)	1,700,000	1,860,903
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(2)(3)	39,498	39,508
Citigroup Commercial Mortgage Trust 2004-C1 A4 5.382% due 4/15/2040(2)	759,483	765,420
2006-C5 A4 5.431% due 10/15/2049(1)	1,800,000	1,963,924
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 A4 5.218% due 7/15/2044(2)	1,050,000	1,113,278
2006-CD3 A5 5.617% due 10/15/2048	2,149,000	2,341,761
Commercial Mortgage Pass-Through Certificates 2005-LP5 A4 4.982% due 5/10/2043(2)	530,000	552,369
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2035(3)	350,000	356,845
4.523% due 1/15/2035(3)	550,000	567,417
CS Commercial Mortgage Trust 2006-C3 A3 5.791% due 6/15/2038(2)	1,894,547	2,062,815
CS First Boston Mortgage Securities Corp. 1997-C2 F 7.46% due 1/17/2035(2)	55,265	55,431
2004-C2 A2 5.416% due 5/15/2036(1)(2)	321,689	322,207
Hilton U.S.A. Trust 2013-HLT AFX 2.662% due 11/5/2018(3)	2,000,000	1,979,972

12	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 2004-C3 A5 4.878% due 1/15/2042	$675,000	$692,956
2005-CB13 AM 5.285% due 1/12/2043(2)	1,500,000	1,597,644
2005-LDP1 A4 5.038% due 3/15/2046(2)	1,025,000	1,057,192
2005-LDP5 A4 5.20% due 12/15/2044(2)	1,650,000	1,757,971
2005-LDP5 AM 5.242% due 12/15/2044(2)	580,000	625,451
2006-LDP7 AM 5.863% due 4/15/2045(2)	950,000	1,046,774
2007-CB18 A4 5.44% due 6/12/2047	1,950,000	2,142,994
LB-UBS Commercial Mortgage Trust 2006-C1 A4 5.156% due 2/15/2031	400,000	427,214
2006-C6 A4 5.372% due 9/15/2039	750,000	818,099
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(2)	673,104	682,501
ML-CFC Commercial Mortgage Trust 2006-1 AM 5.518% due 2/12/2039(2)	610,000	659,887
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 A2 2.936% due 11/15/2046(2)	1,500,000	1,523,301
2013-C8 A2 1.689% due 12/15/2048	1,500,000	1,467,834
Morgan Stanley Capital I Trust 2005-HQ7 AAB 5.184% due 11/14/2042(2)	16,136	16,128
2005-IQ10 A4A 5.23% due 9/15/2042(1)(2)	1,079,521	1,135,941
2006-HQ8 A4 5.417% due 3/12/2044(2)	2,000,000	2,135,350
Motel 6 Trust 2012-MTL6 A2 1.948% due 10/5/2025(3)	1,900,000	1,880,894
SBA Tower Trust 2.24% due 4/15/2043(3)	2,000,000	1,967,424
2.933% due 12/15/2042(3)	500,000	508,903
Wachovia Bank Commercial Mortgage Trust 2004-C11 A5 5.215% due 1/15/2041(2)	417,808	418,029
2005-C22 A4 5.289% due 12/15/2044(2)	1,870,500	1,991,149
2006-C29 A4 5.308% due 11/15/2048	2,255,000	2,464,476

December 31, 2013	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
WF-RBS Commercial Mortgage Trust 2013-C17 A2 2.921% due 12/15/2046	$1,505,000	$1,536,143

Total Commercial Mortgage-Backed Securities (Cost $54,335,547)		53,114,546

	Principal Amount	Value
Corporate Bonds – 31.8%
Aerospace & Defense – 0.5%
Bombardier, Inc. Sr. Nt. 4.25% due 1/15/2016(3)	750,000	783,750
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	500,000	530,406

		1,314,156
Automotive – 1.4%
Banque PSA Finance S.A. Sr. Nt. 3.375% due 4/4/2014(3)	500,000	499,770
Daimler Finance North America LLC 1.875% due 9/15/2014(3)	350,000	353,028
Ford Motor Credit Co. LLC Sr. Nt. 1.70% due 5/9/2016	600,000	606,865
2.75% due 5/15/2015	1,000,000	1,025,842
RCI Banque S.A. Sr. Nt. 3.40% due 4/11/2014(3)	500,000	502,767
Volkswagen International Finance N.V. 1.625% due 3/22/2015(3)	500,000	505,642

		3,493,914
Banking – 8.7%
Abbey National Treasury Services PLC 2.875% due 4/25/2014	500,000	503,420
Ally Financial, Inc. 2.75% due 1/30/2017	600,000	602,250
3.125% due 1/15/2016	200,000	204,428
4.50% due 2/11/2014	450,000	451,688
Amsouth Bank Sub. Nt. Series AI 5.20% due 4/1/2015	350,000	366,625
Bank of America Corp. Sr. Nt. 4.50% due 4/1/2015	750,000	784,632
Barclays Bank PLC Sub. Nt. 6.05% due 12/4/2017(3)	500,000	558,991

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Banking (continued)
Capital One Financial Corp. Sr. Nt. 1.00% due 11/6/2015	$1,000,000	$999,564
2.125% due 7/15/2014	200,000	201,585
Citigroup, Inc. Sr. Nt. 1.25% due 1/15/2016	1,200,000	1,203,983
Credit Agricole S.A. Sr. Nt. 1.625% due 4/15/2016(3)	500,000	503,083
HSBC USA, Inc. Sr. Nt. 1.625% due 1/16/2018	500,000	493,029
ING Bank N.V. Sr. Nt. 2.375% due 6/9/2014(3)	600,000	605,065
Intesa Sanpaolo S.p.A. 3.125% due 1/15/2016	1,000,000	1,019,062
JPMorgan Chase & Co. Sr. Nt. 1.10% due 10/15/2015	500,000	501,907
Lloyds Bank PLC 4.20% due 3/28/2017	500,000	539,560
Macquarie Bank Ltd. Sr. Nt. 3.45% due 7/27/2015(3)	750,000	775,612
Morgan Stanley Sr. Nt. 1.75% due 2/25/2016	1,000,000	1,013,425
3.45% due 11/2/2015	250,000	260,227
National Bank of Canada 1.50% due 6/26/2015	500,000	506,446
Regions Bank Sub. Nt. 7.50% due 5/15/2018	500,000	591,643
Royal Bank of Canada Sr. Nt. 1.45% due 10/30/2014	500,000	504,700
Royal Bank of Scotland Group PLC Sr. Nt. 2.55% due 9/18/2015	1,000,000	1,022,757
Societe Generale S.A. 2.75% due 10/12/2017	500,000	515,350
Standard Chartered PLC Sr. Nt. 3.85% due 4/27/2015(3)	500,000	519,197
Sumitomo Mitsui Banking Corp.
1.35% due 7/18/2015	500,000	504,022
Sr. Nt. 1.90% due 1/12/2015(3)	500,000	504,903
SunTrust Banks, Inc. Sr. Nt. 3.60% due 4/15/2016	400,000	421,326
The Bank of New York Mellon Corp. Sr. Nt. 1.20% due 2/20/2015	300,000	302,304
The Goldman Sachs Group, Inc. Sr. Nt. 3.30% due 5/3/2015	1,750,000	1,803,072

December 31, 2013	Principal Amount	Value
Banking (continued)
The Huntington National Bank Sr. Nt. 1.30% due 11/20/2016	$750,000	$750,113
The Royal Bank of Scotland PLC 3.25% due 1/11/2014	500,000	500,267
The Toronto-Dominion Bank Sr. Nt. 1.375% due 7/14/2014	500,000	503,063
U.S. Bancorp Jr. Sub. Nt. 3.442% due 2/1/2016	500,000	521,543
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	100,000	110,536

		21,169,378
Brokerage – 1.0%
E*Trade Financial Corp. Sr. Nt. 6.75% due 6/1/2016(1)	500,000	542,500
Jefferies Group LLC Sr. Nt. 3.875% due 11/9/2015	900,000	938,981
Nomura Holdings, Inc. Sr. Nt. 2.00% due 9/13/2016	1,000,000	1,008,267

		2,489,748
Building Materials – 0.2%
Martin Marietta Materials, Inc. Sr. Nt. 6.60% due 4/15/2018	500,000	568,125

		568,125
Chemicals – 0.5%
Ashland, Inc. Sr. Nt. 3.00% due 3/15/2016	300,000	306,000
Ecolab, Inc. Sr. Nt. 2.375% due 12/8/2014	400,000	406,263
Yara International ASA Sr. Nt. 5.25% due 12/15/2014(3)	500,000	518,545

		1,230,808
Construction Machinery – 0.4%
CNH Capital LLC
3.25% due 2/1/2017(3)	500,000	508,750
3.875% due 11/1/2015	500,000	516,250

		1,025,000
Consumer Cyclical Services – 0.2%
The ADT Corp. Sr. Nt. 2.25% due 7/15/2017	500,000	492,032

		492,032

14	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Diversified Manufacturing – 0.6%
Danaher Corp. Sr. Nt. 1.30% due 6/23/2014	$200,000	$200,911
Eaton Corp. 0.95% due 11/2/2015	400,000	401,496
Pentair Finance S.A.
1.35% due 12/1/2015	250,000	251,539
1.875% due 9/15/2017	500,000	493,967

		1,347,913
Electric – 1.3%
AES Corp. Sr. Nt. 7.75% due 3/1/2014	118,000	119,180
American Electric Power Co., Inc. Sr. Nt. 1.65% due 12/15/2017	300,000	293,944
CMS Energy Corp. Sr. Nt. 6.55% due 7/17/2017	500,000	572,991
DPL, Inc. Sr. Nt. 6.50% due 10/15/2016	200,000	216,500
FirstEnergy Corp. Sr. Nt. Series A 2.75% due 3/15/2018	600,000	589,542
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017	250,000	275,000
The Dayton Power & Light Co. 1.875% due 9/15/2016(3)	1,200,000	1,209,804

		3,276,961
Energy - Integrated – 0.2%
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	400,000	409,417

		409,417
Entertainment – 0.3%
Time Warner, Inc. 3.15% due 7/15/2015	800,000	828,794

		828,794
Food And Beverage – 0.8%
ConAgra Foods, Inc. Sr. Nt. 1.30% due 1/25/2016	500,000	500,866
General Mills, Inc. Sr. Nt. 1.55% due 5/16/2014	250,000	251,029
Pernod Ricard S.A. Sr. Nt. 2.95% due 1/15/2017(3)	700,000	722,900
SABMiller Holdings, Inc. 1.85% due 1/15/2015(3)	500,000	505,993

		1,980,788

December 31, 2013	Principal Amount	Value
Government Related – 0.7%
Abu Dhabi National Energy Co. Sr. Nt. 2.50% due 1/12/2018(3)	$500,000	$500,000
Petrobras Global Finance B.V. 2.00% due 5/20/2016	500,000	499,605
Petrobras International Finance Co. 2.875% due 2/6/2015(1)	750,000	761,251

		1,760,856
Healthcare – 1.0%
Covidien International Finance S.A. 1.35% due 5/29/2015	500,000	503,668
McKesson Corp. Sr. Nt. 0.95% due 12/4/2015	250,000	249,839
Owens & Minor, Inc. 6.35% due 4/15/2016	625,000	681,922
Thermo Fisher Scientific, Inc. Sr. Nt. 1.30% due 2/1/2017	1,000,000	995,655

		2,431,084
Home Construction – 0.4%
DR Horton, Inc. 3.625% due 2/15/2018	500,000	507,500
MDC Holdings, Inc. 5.375% due 7/1/2015	500,000	524,284

		1,031,784
Independent Energy – 0.2%
Petrohawk Energy Corp. 7.875% due 6/1/2015	400,000	410,500

		410,500
Industrial - Other – 0.2%
URS Corp. 4.35% due 4/1/2017(3)	500,000	509,362

		509,362
Insurance - Life – 0.6%
Lincoln National Corp. Sr. Nt. 4.30% due 6/15/2015	500,000	524,182
Metropolitan Life Global Funding I Sr. Sec. Nt. 2.00% due 1/9/2015(3)	500,000	508,089
Prudential Financial, Inc. Sr. Nt. 4.75% due 9/17/2015	300,000	319,693

		1,351,964
Insurance P&C – 1.2%
Assurant, Inc. Sr. Nt. 2.50% due 3/15/2018	500,000	488,527
Axis Capital Holdings Ltd. Sr. Nt. 5.75% due 12/1/2014	800,000	835,878

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Insurance P&C (continued)
Berkshire Hathaway Finance Corp. 1.50% due 1/10/2014	$250,000	$250,058
Willis Group Holdings PLC 4.125% due 3/15/2016	500,000	523,467
XLIT Ltd. 2.30% due 12/15/2018	750,000	736,642

		2,834,572
Media Cable – 0.8%
DISH DBS Corp. 6.625% due 10/1/2014	500,000	520,000
NBCUniversal Media LLC 2.10% due 4/1/2014	500,000	502,134
Time Warner Cable, Inc. 5.85% due 5/1/2017	750,000	818,023

		1,840,157
Media Noncable – 0.7%
21st Century Fox America, Inc. 5.30% due 12/15/2014	500,000	522,110
RR Donnelley & Sons Co. Sr. Nt. 5.50% due 5/15/2015	500,000	527,500
The Interpublic Group of Companies, Inc. Sr. Nt. 6.25% due 11/15/2014	500,000	520,625

		1,570,235
Metals And Mining – 1.7%
ArcelorMittal Sr. Nt. 4.25% due 2/25/2015	700,000	719,250
BHP Billiton Finance USA Ltd. 1.125% due 11/21/2014	300,000	302,160
FMG Resources August 2006 Pty. Ltd. 6.00% due 4/1/2017(3)	750,000	796,875
7.00% due 11/1/2015(3)	257,000	266,637
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 1.40% due 2/13/2015	300,000	301,674
Plains Exploration & Production Co. 8.625% due 10/15/2019	600,000	658,357
Teck Resources Ltd. 2.50% due 2/1/2018	150,000	150,906
Vale Overseas Ltd. 6.25% due 1/11/2016	500,000	544,375
Xstrata Finance Canada Ltd. 2.05% due 10/23/2015(3)	250,000	253,182
2.85% due 11/10/2014(3)	250,000	253,470

		4,246,886
Non Captive Consumer – 0.2%
SLM Corp. Sr. Nt. 5.00% due 4/15/2015	500,000	523,125

		523,125

December 31, 2013	Principal Amount	Value
Non Captive Diversified – 0.6%
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(3)	$1,000,000	$1,036,250
International Lease Finance Corp. Sr. Nt. 2.193% due 6/15/2016(2)	500,000	502,500

		1,538,750
Oil Field Services – 1.1%
Nabors Industries, Inc. 2.35% due 9/15/2016(3)	600,000	606,045
Transocean, Inc. 2.50% due 10/15/2017	1,050,000	1,061,124
Weatherford International LLC 6.35% due 6/15/2017	850,000	960,937

		2,628,106
Pharmaceuticals – 1.3%
AbbVie, Inc. Sr. Nt. 1.20% due 11/6/2015	750,000	757,623
Gilead Sciences, Inc. Sr. Nt. 2.40% due 12/1/2014	500,000	508,238
Mallinckrodt International Finance S.A. 3.50% due 4/15/2018(3)	500,000	490,495
Mylan, Inc. Sr. Nt. 1.35% due 11/29/2016	750,000	748,625
Zoetis, Inc. Sr. Nt. 1.15% due 2/1/2016	600,000	600,681

		3,105,662
Pipelines – 1.1%
Buckeye Partners LP Sr. Nt. 2.65% due 11/15/2018	600,000	591,184
Enterprise Products Operating LLC 1.25% due 8/13/2015	300,000	301,993
Series A 8.375% due 8/1/2066(2)	200,000	221,600
Midcontinent Express Pipeline LLC Sr. Nt. 5.45% due 9/15/2014(3)	500,000	510,561
Rockies Express Pipeline LLC Sr. Nt. 3.90% due 4/15/2015(3)	550,000	550,000
Williams Partners LP Sr. Nt. 3.80% due 2/15/2015	500,000	516,560

		2,691,898
Refining – 0.1%
Phillips 66 1.95% due 3/5/2015	300,000	304,179

		304,179

16	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2013	Principal Amount	Value
REITs – 1.0%
BioMed Realty LP 3.85% due 4/15/2016	$300,000	$313,248
ProLogis LP 5.625% due 11/15/2015	400,000	425,335
Realty Income Corp. Sr. Nt. 5.375% due 9/15/2017	560,000	618,918
Tanger Properties LP Sr. Nt. 6.15% due 11/15/2015	500,000	548,144
WEA Finance LLC 5.75% due 9/2/2015(3)	400,000	431,450

		2,337,095
Retailers – 0.2%
CVS Caremark Corp. Sr. Nt. 1.20% due 12/5/2016	500,000	500,508

		500,508
Supermarkets – 0.1%
Tesco PLC Sr. Nt. 2.00% due 12/5/2014(3)	200,000	202,519

		202,519
Technology – 0.7%
Avnet, Inc. Sr. Nt. 6.00% due 9/1/2015	350,000	376,434
Hewlett-Packard Co. Sr. Nt. 2.35% due 3/15/2015	800,000	812,519
NXP B.V. 3.50% due 9/15/2016(3)	600,000	615,000

		1,803,953
Transportation Services – 0.6%
ERAC USA Finance LLC 2.25% due 1/10/2014(3)	500,000	500,152
Heathrow Funding Ltd. Sr. Sec. Nt. 2.50% due 6/25/2017(3)	300,000	303,962
Ryder System, Inc. Sr. Nt. 3.60% due 3/1/2016	500,000	521,645

		1,325,759
Wireless – 0.6%
America Movil S.A.B. de C.V. 3.625% due 3/30/2015	800,000	826,004
American Tower Corp. Sr. Nt. 4.50% due 1/15/2018	690,000	739,171

		1,565,175

December 31, 2013	Principal Amount	Value
Wirelines – 0.6%
British Telecommunications PLC Sr. Nt. 2.00% due 6/22/2015	$300,000	$305,276
Verizon Communications, Inc. Sr. Nt. 2.50% due 9/15/2016	1,200,000	1,240,843

		1,546,119
Total Corporate Bonds (Cost $76,848,651)		77,687,282

	Principal Amount	Value
Hybrid ARMS – 0.0%
FNMA 2.44% due 8/1/2046(2)	19,290	20,259

Total Hybrid ARMS (Cost $19,454)		20,259

	Principal Amount	Value
Mortgage-Backed Securities – 0.0%
FHLMC 7.00% due 9/1/2038	17,908	20,302

Total Mortgage-Backed Securities (Cost $18,560)		20,302

	Principal Amount	Value
Municipal Bonds – 0.3%
Illinois St. G.O. 4.511% due 3/1/2015	600,000	621,768

Total Municipal Bonds (Cost $613,300)		621,768

	Principal Amount	Value
U.S. Agencies – 0.2%
FHLMC 2.00% due 8/25/2016	600,000	620,467

Total U.S. Agencies (Cost $612,834)		620,467

	Principal Amount	Value
U.S. Government Securities – 4.5%
U.S. Treasury Notes
0.25% due 7/31/2015	4,105,000	4,104,840
0.375% due 6/15/2015	5,990,000	6,002,633
0.625% due 12/15/2016	925,000	921,169

Total U.S. Government Securities (Cost $11,014,744)		11,028,642

The accompanying notes are an integral part of these financial statements.	17

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2013	Principal Amount	Value
Repurchase Agreements – 7.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $17,963,000, due 1/2/2014(4)	$17,963,000	$17,963,000
Total Repurchase Agreements (Cost $17,963,000)		17,963,000
Total Investments - 100.3% (Cost $245,660,626)		244,809,517
Other Liabilities, Net - (0.3)%		(823,195)
Total Net Assets - 100.0%		$243,986,322

(1)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2013.
(3)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2013, the aggregate market value of these securities amounted to $35,315,749, representing 14.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	1.00%	5/31/2018	$18,327,094

The table below presents futures contracts as of December 31, 2013:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Sold Futures Contracts
10 YR U.S. Treasury Note	Goldman Sachs & Co.	46	3/20/2014	$5,660	$106,213

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$30,466,181	$—	$30,466,181
Collateralized Mortgage Obligations	—	31,012,801	—	31,012,801
Senior Secured Loans	—	22,254,269	—	22,254,269
Commercial Mortgage-Backed Securities	—	53,114,546	—	53,114,546
Corporate Bonds	—	77,687,282	—	77,687,282
Hybrid ARMS	—	20,259	—	20,259
Mortgage-Backed Securities	—	20,302	—	20,302
Municipal Bonds	—	621,768	—	621,768
U.S. Agencies	—	620,467	—	620,467
U.S. Government Securities	—	11,028,642	—	11,028,642
Repurchase Agreements	—	17,963,000	—	17,963,000
Other Financial Instruments:
Financial Futures Contracts	106,213	—	—	106,213
Total	$106,213	$244,809,517	$—	$244,915,730

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2013
Assets
Investments, at value	$244,809,517
Cash and cash equivalents	151,772
Dividends/interest receivable	944,255
Receivable for fund shares subscribed	162,547
Receivable for variation margin	7,906

Total Assets	246,075,997

Liabilities
Payable for investments purchased	1,917,959
Payable to adviser	93,138
Payable for fund shares redeemed	34,174
Accrued trustees’ fees	3,299
Accrued expenses/other liabilities	41,105

Total Liabilities	2,089,675

Total Net Assets	$243,986,322

Net Assets Consist of:
Paid-in capital	$246,081,583
Accumulated net realized loss from investments and futures contracts	(1,350,365)
Net unrealized depreciation on investments and futures contracts	(744,896)

Total Net Assets	$243,986,322

Investments, at Cost	$245,660,626

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	23,686,641
Net Asset Value Per Share	$10.30

Statement of Operations For the Year Ended December 31, 2013
Investment Income
Interest	$5,287,999

Total Investment Income	5,287,999

Expenses
Investment advisory fees	1,032,959
Custodian fees	87,041
Shareholder reports	50,286
Professional fees	38,629
Administrative service fees	27,818
Trustees’ fees	11,978
Other expenses	11,484

Total Expenses	1,260,195

Net Investment Income	4,027,804

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized loss from investments	(1,152,516)
Net realized loss from futures contracts	(192,312)
Net change in unrealized appreciation/depreciation on investments	(2,299,957)
Net change in unrealized appreciation/depreciation on futures contracts	106,213

Net Loss on Investments and Futures Contracts	(3,538,572)

Net Increase in Net Assets Resulting from Operations	$489,232

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment income	$4,027,804	$3,923,794
Net realized gain/(loss) from investments and futures contracts	(1,344,828)	76,210
Net change in unrealized appreciation/depreciation on investments and futures contracts	(2,193,744)	1,406,984

Net Increase in Net Assets Resulting from Operations	489,232	5,406,988

Distributions to Shareholders
Net investment income	(4,049,683)	(3,940,582)
Net realized gain on investments	(20,947)	(83,801)

Total Distributions	(4,070,630)	(4,024,383)

Capital Share Transactions
Proceeds from sales of shares	56,009,088	71,897,985
Reinvestment of distributions	4,070,630	4,024,383
Cost of shares redeemed	(21,676,070)	(14,459,134)

Net Increase in Net Assets Resulting from Capital Share Transactions	38,403,648	61,463,234

Net Increase in Net Assets	34,822,250	62,845,839

Net Assets
Beginning of year	209,164,072	146,318,233

End of year	$243,986,322	$209,164,072

Other Information:
Shares
Sold	5,357,759	6,842,245
Reinvested	395,207	385,109
Redeemed	(2,075,126)	(1,376,407)

Net Increase	3,677,840	5,850,947

20	The accompanying notes are an integral part of these financial statements.

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21

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains		Total Distributions
Year Ended 12/31/13	$10.45	$0.17	$(0.15)	$0.02	$(0.17)	$	—[3]	$(0.17)
Year Ended 12/31/12	10.33	0.20	0.12	0.32	(0.20)		—[3]	(0.20)
Year Ended 12/31/11	10.39	0.25	(0.05)	0.20	(0.25)		(0.01)	(0.26)
Year Ended 12/31/10	10.31	0.32	0.15	0.47	(0.32)		(0.07)	(0.39)
Year Ended 12/31/09	9.94	0.27	0.37	0.64	(0.27)		—	(0.27)

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$10.30	0.24%	$243,986	0.55%	0.55%	1.75%	1.75%	60%
10.45	3.16%	209,164	0.56%	0.56%	2.17%	2.17%	66%
10.33	1.91%	146,318	0.57%	0.57%	2.71%	2.71%	58%
10.39	4.57%	104,541	0.58%	0.58%	3.33%	3.33%	103%
10.31	6.38%	70,272	0.62%	0.62%	3.38%	3.38%	335%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[3]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	23

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2013

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Low Duration Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and considered by management to be representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and considered by management to be representative of market value are valued by a Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

24

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state authorities for tax years before 2009.

25

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares. During 2013, the Board of Trustees approved the appointment of RS Funds Distributor, LLC (“RSFD”), a wholly-owned subsidiary of RS Investments, to serve as distributor of the Fund. The change in distributor from GIS to RSFD is expected to take place in the first quarter of 2014, but not before RSFD shall complete its registration as a broker pursuant to Section 15(b) of the Securities Exchange Act of 1934, as amended, and becomes a member of the Financial Industry Regulatory Authority (FINRA).

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and RS Investments. The sub-investment advisory fee is paid by RS Investments to GIS and does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2013 and December 31, 2012, was as follows:

Ordinary Income
2013	$4,070,630
2012	4,024,383

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net

26

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2013, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(23,140)	$21,879	$1,261

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2013 were $1,229,860, with no expiration date.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2013, was $245,674,918. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2013, aggregated $1,336,804 and $(2,232,205), respectively, resulting in net unrealized depreciation of $(865,401).

Note 4. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2013, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$145,381,845	$54,531,992
Sales	59,152,269	72,243,177

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2013.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation on futures contracts*	$106,213
*	The cumulative appreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2013.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized loss from futures contracts	$(192,312)

	Net change in unrealized appreciation/depreciation on futures contracts	106,213

The Fund held an average daily notional value of $(2,915,068) in short position futures contracts for the year ended December 31, 2013.

The Fund used exchange-traded U.S. Treasury futures to manage interest rate exposure.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

d. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated

27

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note 4(g) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2013, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Low Duration Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Low Duration Bond VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and agent banks provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2014

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and GIS, and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 1, 2013, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2013. Before the Board meeting on August 1, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of the Funds sub-advised by GIS, RS Investments had traditionally paid the majority, in most cases the large majority, of the advisory fees it received to GIS, but that an amendment to the Sub-Advisory Agreements, effective as of January 1, 2013, changed the allocation of the advisory fees for such sub-advised Funds to increase

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

the portion of the advisory fees retained by RS Investments with respect to those Funds. The Trustees approved that re-allocation as requested by RS Investments based on its explanation that the new allocation would better reflect the current and expected respective responsibilities of RS Investments and GIS, as well as the commitment of The Guardian Life Insurance Company of America, RS Investments’ ultimate parent company, to supporting RS Investments as it grows and enhances its services.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median, even with the recent increase to the maximum expense ratio. For the RS Global Natural Resources Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that there would remain in place an expense limitation and that the Fund has enjoyed a strong long and near term relative performance record. For the RS Partners Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and it has enjoyed a strong long and near term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation places it at the median of its peer group for total expenses based on the level stated in the prospectus.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods.

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees noted that in the reports presented to them no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, but that several Funds had experienced relatively low performance for multiple periods, including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the one and three-year periods and below the median for the five-year period, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one and three-year periods, but near the top quartile for the five and ten-year periods; and (4) RS Value Fund, which was ranked in the lowest quartile for the three and five-year periods, but in the top quartile for the one-year and ten-year periods. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which would be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the RS Value Fund’s performance has improved substantially over the past year, reflecting, in part, management’s substantial efforts in that regard, with the one-year and year-to-date relative performance well into the top quartile. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past year.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2012, and for the three months ended March 31, 2013. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds.

The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds. The Independent Trustees additionally reviewed pro forma profitability information intended to show the effect on profitability of the new allocation of advisory fees between RS Investments and GIS.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past year to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

“soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2013.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987-May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Lawrence E. Harris, September 1956	Trustee	Since December 2013	Professor of Finance and Business Economics since September 1982 and Fred V. Keenan Chair in Finance since January 1998, Marshall School of Business, University of Southern California.	32	Interactive Brokers Group, Inc. (July 2007-present); Clipper Fund, Inc. (April 2006-present)
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007-September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012-Present)	CEO and Co- Founder of TriLinc Global, LLC an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	32	TriLinc Global Impact Fund, LLC (2012-present)

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	32	Arch Capital Group Ltd. (2013-present)
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	32	None
James L. Smith, October 1959	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since July 2013	Director, BlackRock Inc. (December 2009-July 2013) and Chief Compliance Officer, BlackRock Investments, LLC (December 2012-July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007-December 2009).	N/A	N/A

35

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005-April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005-February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012-December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006-March 2009).	N/A	N/A
+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

36

RS VARIABLE

PRODUCTS TRUST

RS HIGH YIELD VIP SERIES

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS HIGH YIELD VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS High Yield VIP Series Commentary

Highlights

•	The high yield market proved resilient in a challenging year for fixed income sectors in 2013.

•	RS High Yield VIP Series (the “Fund”) had a positive return for the 12 months ended December 31, 2013, but underperformed its benchmark, the Barclays U.S. Corporate High-Yield Index[1] (the “Index”). Negative sector selection, which outweighed positive security selection, was the key factor in the Fund’s underperformance.

Market Overview

Fixed income securities delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to pursue higher returns in non-Treasury areas of the market. Investor appetite for risk reversed sharply beginning in May, however, after the U.S. Federal Reserve (the “Fed”) suggested it might start to taper some of its stimulus efforts if the U.S. economy continued to improve. The prospect of reduced Fed support contributed to a selloff in fixed income securities that was marked by widening spreads and rising interest rates. Uncertainty about the timing and extent of possible Fed policy changes kept upward pressure on interest rates throughout the second half of the year. The yield on the 10-year Treasury rose by 1.27% in 2013 and ended the year at 3.03%. In December, with U.S. economic growth showing signs of strengthening, the Fed announced that it would start to gradually reduce its monthly securities purchases in January 2014. The Fed also re-emphasized its intention to keep the federal funds rate near zero until well after the bond buying program ends and unemployment drops to 6.5% or lower.

Against the backdrop of rising interest rates, most fixed income sectors delivered negative performance for the 12-month period ended December 31, 2013. High yield bonds had the strongest positive returns within the fixed income market. High yield bonds sold off sharply in the second quarter, but they proved resilient in the second half of the year as fixed income markets stabilized and investors’ risk aversion eased.

Issuance of new high yield bonds was a record $399 billion in 2013, compared with $368 billion in 2012. The brisk market allowed companies to refinance almost all of the debt that had been due to mature through the end of 2015.

Performance Update

The Fund returned 6.94% for the 12 months ended December 31, 2013, compared with a 7.44% return by the Index. Sector selection detracted from relative performance. Modest allocations to cash and equities also detracted. Strong security selection, particularly in the energy, consumer, and technology sectors, partially offset these detractions.

Portfolio Review

The Fund’s underweight in financial companies and overweights in wireless communications and natural gas pipelines detracted from relative performance, while overweights in supermarkets and life insurance contributed. In the wireless communications sector, Telesat Canada was the Fund’s largest detractor.

Despite the Fund’s underweight in gas pipelines, it maintained an overweight in the energy sector as a whole, and the Fund’s energy holdings contributed to relative performance. Early in the year, we sought to position the Fund to participate in a possible pickup in merger and acquisition activity in the energy sector. The Fund benefited as natural gas pipeline company, Copano Energy, became the year’s strongest contributor to relative performance when it was acquired by Kinder Morgan Energy Partners, an investment grade company. Eagle Rock Energy Partners, an oil and natural gas trading and marketing company, also contributed to the Fund’s performance.

The energy sector’s contribution came despite a first-half setback from Brazil’s largest private oil and gas company, OGX Petroleo, which encountered operational difficulties, and despite a second-half reduction in earnings guidance from Covanta Holdings, a U.S. company that transforms waste products into a renewable energy source.

Within the technology area, the Fund’s relative performance was aided by an investment in First Data, one of the world’s largest payment processing companies.

3

RS HIGH YIELD VIP SERIES

We sought to position the Fund for moderate spread tightening in 2013, as we believed that the high yield sector was attractive both on a fundamental basis and compared with other asset classes. At the same time, we anticipated the potential for rising interest rates, so we generally avoided low-coupon, longer-duration investments, but we added exposure to floating rate loans that would pay higher returns if interest rates rose.

Throughout the period, we stood by our investment discipline of seeking to avoid companies whose underlying creditworthiness we viewed as unsatisfactory, even when they were benefiting from investor demand for yield. While this focus on quality hindered our relative performance early in the year, when yield-hungry investors favored lower-rated bonds, we believe that it worked to our advantage during more volatile periods throughout the year.

Outlook

Our outlook for the high yield sector remains positive given our view of the prospects for improving U.S. economic growth, stable inflation, and continued investor demand for yield. While the high yield sector may not outperform the broader fixed income market as strongly as it did in 2013, we believe that improved corporate liquidity, positive earnings momentum, and the reduction in the number of bonds due to mature over the next few years will help to support high yield bond prices while keeping defaults to a minimum. As we look ahead, we will continue to adhere to our disciplined investment process as we seek out high yield investments with improving fundamentals and attractive spread tightening potential.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS HIGH YIELD VIP SERIES

Characteristics (unaudited)

Total Net Assets: $62,378,936

Bond Quality Allocation[2]

Top Ten Holdings[3]

Holding	Coupon	Maturity	% Assets
BI-LO LLC	8.625%	9/15/2018	1.34%
Gibson Energy, Inc.	6.750%	7/15/2021	1.27%
Burlington Coat Factory Warehouse Corp.	10.000%	2/15/2019	1.26%
Stallion Oilfield Services Ltd.	8.000%	6/19/2018	1.22%
First Data Corp.	8.750%	1/15/2022	1.21%
Bonanza Creek Energy, Inc.	6.750%	4/15/2021	1.14%
Select Medical Corp.	6.375%	6/1/2021	1.10%
Sealed Air Corp.	8.125%	9/15/2019	1.08%
CDW LLC	8.500%	4/1/2019	1.06%
NBTY, Inc.	9.000%	10/1/2018	1.05%
Total			11.73%

1	The Barclays U.S. Corporate High-Yield Index is generally considered to be representative of the investable universe of the U.S.-dominated high-yield debt market. The Barclays U.S. Corporate High-Yield Index is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2013.
2	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

5

RS HIGH YIELD VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS High Yield VIP Series	9/13/99	6.94%	8.48%	14.93%	7.06%	6.20%
Barclays U.S. Corporate High-Yield Index[1]		7.44%	9.32%	18.93%	8.62%	7.75%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS High Yield VIP Series and the Barclays U.S. Corporate High-Yield Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period 7/1/13-12/31/13
Based on Actual Return	$1,000.00	$1,058.40	$3.84	0.74%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.48	$3.77	0.74%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

December 31, 2013	Principal Amount	Value
Senior Secured Loans – 3.6%
Media Noncable – 0.8%
Univision Communications, Inc. Term Loan C3 4.00% due 3/2/2020(1)	$496,250	$498,111

		498,111
Oil Field Services – 1.2%
Stallion Oilfield Services Ltd. Term Loan B 8.00% due 6/19/2018(1)	746,250	761,175

		761,175
Pharmaceuticals – 0.8%
Patheon, Inc. Bridge Term Loan 8.25% due 12/11/2014(1)	500,000	500,000

		500,000
Retailers – 0.8%
Hudson’s Bay Co. 2nd Lien Term Loan 8.25% due 11/4/2021(1)	500,000	516,250

		516,250
Total Senior Secured Loans (Cost $2,230,952)		2,275,536

	Principal Amount	Value
Corporate Bonds – 90.5%
Airlines – 0.3%
Air Canada Sr. Sec. Nt. 6.75% due 10/1/2019(2)	200,000	211,000

		211,000
Automotive – 2.2%
American Axle & Manufacturing, Inc. 5.125% due 2/15/2019	400,000	411,000
7.75% due 11/15/2019(3)	70,000	79,625
Dana Holding Corp. Sr. Nt. 5.375% due 9/15/2021(3)	400,000	401,500
Schaeffler Finance B.V. Sr. Sec. Nt. 4.75% due 5/15/2021(2)	330,000	329,175
7.75% due 2/15/2017(2)	130,000	147,550

		1,368,850
Banking – 1.4%
Citigroup, Inc. Jr. Sub. Nt. 5.95% due 1/30/2023(1)(4)	500,000	462,675
Royal Bank of Scotland Group PLC Jr. Sub. Nt. 7.648% due 9/30/2031(1)(4)	200,000	209,000
9.118% due 5/29/2014(4)	200,000	201,500

		873,175

December 31, 2013	Principal Amount	Value
Brokerage – 0.4%
E*Trade Financial Corp. Sr. Nt. 6.375% due 11/15/2019	$250,000	$268,438

		268,438
Building Materials – 0.4%
Nortek, Inc. 8.50% due 4/15/2021	250,000	276,875

		276,875
Chemicals – 0.8%
Hexion U.S. Finance Corp. Sr. Sec. Nt. 6.625% due 4/15/2020	225,000	230,625
U.S. Coatings Acquisition, Inc. 7.375% due 5/1/2021(2)(3)	250,000	266,563

		497,188
Construction Machinery – 2.2%
Ashtead Capital, Inc. Sec. Nt. 6.50% due 7/15/2022(2)	400,000	426,500
Terex Corp. 6.00% due 5/15/2021(3)	300,000	310,125
The Manitowoc Co., Inc. 5.875% due 10/15/2022(3)	250,000	252,500
United Rentals North America, Inc. 6.125% due 6/15/2023	200,000	203,000
7.625% due 4/15/2022	150,000	166,687

		1,358,812
Consumer Cyclical Services – 2.0%
Garda World Security Corp. 7.25% due 11/15/2021(2)	200,000	201,500
Live Nation Entertainment, Inc. 7.00% due 9/1/2020(2)	200,000	217,000
The ADT Corp. Sr. Nt. 6.25% due 10/15/2021(2)	600,000	630,000
The Geo Group, Inc. 6.625% due 2/15/2021	200,000	211,500

		1,260,000
Consumer Products – 1.6%
NBTY, Inc. 9.00% due 10/1/2018(3)	600,000	657,750
PC Nextco Holdings LLC Sr. Nt. 8.75% due 8/15/2019(2)(5)	330,000	338,663

		996,413
Electric – 3.3%
AES Corp. Sr. Nt. 7.375% due 7/1/2021	320,000	360,800
8.00% due 6/1/2020	260,000	304,200
Calpine Corp. Sr. Sec. Nt. 5.875% due 1/15/2024(2)	250,000	244,375
7.50% due 2/15/2021(2)	160,000	174,600

8	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

December 31, 2013	Principal Amount	Value
Electric (continued)
7.875% due 7/31/2020(2)	$320,000	$350,400
GenOn Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	50,000	52,625
NRG Energy, Inc. 6.625% due 3/15/2023	170,000	171,275
8.50% due 6/15/2019	400,000	427,000

		2,085,275
Entertainment – 0.3%
WMG Acquisition Corp. Sr. Sec. Nt. 6.00% due 1/15/2021(2)	173,000	179,704

		179,704
Financial - Other – 0.5%
Fly Leasing Ltd. 6.75% due 12/15/2020	300,000	303,750

		303,750
Gaming – 3.6%
Golden Nugget Escrow, Inc. Sr. Nt. 8.50% due 12/1/2021(2)	500,000	505,000
MGM Resorts International 6.625% due 12/15/2021	200,000	211,500
Penn National Gaming, Inc. Sr. Nt. 5.875% due 11/1/2021(2)	300,000	296,250
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	350,000	385,875
PNK Finance Corp. 6.375% due 8/1/2021(2)	170,000	173,825
Scientific Games International, Inc. 6.25% due 9/1/2020	150,000	153,750
9.25% due 6/15/2019	480,000	514,800

		2,241,000
Government Related – 0.9%
Citgo Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(2)	525,000	574,875

		574,875
Healthcare – 6.5%
Amsurg Corp. 5.625% due 11/30/2020	400,000	416,000
ConvaTec Finance International S.A. Sr. Nt. 8.25% due 1/15/2019(2)(3)(5)	500,000	511,875
DaVita HealthCare Partners, Inc. 5.75% due 8/15/2022	200,000	202,500
6.625% due 11/1/2020	400,000	429,000
HCA, Inc. Sr. Sec. Nt. 7.875% due 2/15/2020	200,000	214,750
INC Research LLC Sr. Nt. 11.50% due 7/15/2019(2)	320,000	356,000

December 31, 2013	Principal Amount	Value
Healthcare (continued)
Select Medical Corp. 6.375% due 6/1/2021	$700,000	$684,250
Teleflex, Inc. 6.875% due 6/1/2019	170,000	178,500
Tenet Healthcare Corp. Sr. Nt. 8.125% due 4/1/2022	400,000	431,000
Universal Hospital Services, Inc. Sec. Nt. 7.625% due 8/15/2020	570,000	601,350

		4,025,225
Home Construction – 3.3%
Meritage Homes Corp. 7.15% due 4/15/2020	550,000	594,000
Taylor Morrison Communities, Inc. 5.25% due 4/15/2021(2)	200,000	194,500
7.75% due 4/15/2020(2)	196,000	215,600
WCI Communities, Inc. 6.875% due 8/15/2021(2)(3)	500,000	497,500
Weekley Homes LLC Sr. Nt. 6.00% due 2/1/2023(2)	350,000	337,750
Woodside Homes Co. LLC Sr. Nt. 6.75% due 12/15/2021(2)(3)	200,000	200,500

		2,039,850
Independent Energy – 10.5%
Alta Mesa Holdings LP 9.625% due 10/15/2018	500,000	535,000
Bonanza Creek Energy, Inc. 6.75% due 4/15/2021	680,000	712,300
BreitBurn Energy Partners LP 7.875% due 4/15/2022	340,000	353,600
Chesapeake Energy Corp. 5.75% due 3/15/2023(3)	500,000	515,000
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	320,000	328,800
Eagle Rock Energy Partners LP 8.375% due 6/1/2019	360,000	392,400
EV Energy Partners LP 8.00% due 4/15/2019	360,000	361,800
Halcon Resources Corp. 9.75% due 7/15/2020	330,000	344,025
Kodiak Oil & Gas Corp. 5.50% due 2/1/2022	170,000	169,150
Linn Energy LLC 7.00% due 11/1/2019(2)	300,000	303,000
Memorial Production Partners LP 7.625% due 5/1/2021	400,000	411,000
Midstates Petroleum Co., Inc. 9.25% due 6/1/2021	300,000	313,500
Penn Virginia Corp. 8.50% due 5/1/2020	300,000	322,500

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

December 31, 2013	Principal Amount	Value
Independent Energy (continued)
RKI Exploration & Production LLC 8.50% due 8/1/2021(2)	$400,000	$421,000
Rosetta Resources, Inc. 5.625% due 5/1/2021	100,000	99,750
5.875% due 6/1/2022	300,000	297,750
Samson Investment Co. 10.50% due 2/15/2020(2)(3)	400,000	436,000
SandRidge Energy, Inc. 7.50% due 3/15/2021	200,000	209,500

		6,526,075
Industrial - Other – 0.7%
Safway Group Holding LLC Sec. Nt. 7.00% due 5/15/2018(2)	400,000	422,000

		422,000
Insurance - Life – 1.0%
American Equity Investment Life Holding Co. 6.625% due 7/15/2021	300,000	313,500
CNO Financial Group, Inc. Sr. Sec. Nt. 6.375% due 10/1/2020(2)	300,000	319,500

		633,000
Insurance P&C – 1.4%
A-S Co-Issuer Subsidiary, Inc. Sr. Nt. 7.875% due 12/15/2020(2)	250,000	262,500
Hockey Merger Sub 2, Inc. Sr. Nt. 7.875% due 10/1/2021(2)(3)	600,000	616,500

		879,000
Lodging – 1.1%
NCL Corp. Ltd. 5.00% due 2/15/2018	330,000	339,900
Royal Caribbean Cruises Ltd. Sr. Nt. 5.25% due 11/15/2022	330,000	330,000

		669,900
Media Cable – 2.6%
Block Communications, Inc. Sr. Nt. 7.25% due 2/1/2020(2)	500,000	530,000
Cablevision Systems Corp. Sr. Nt. 5.875% due 9/15/2022	260,000	248,950
CCO Holdings LLC 7.375% due 6/1/2020	130,000	140,725
Cequel Communications Holdings I LLC Sr. Nt. 6.375% due 9/15/2020(2)	470,000	481,750
Mediacom LLC Sr. Nt. 9.125% due 8/15/2019	220,000	237,875

		1,639,300

December 31, 2013	Principal Amount	Value
Media Noncable – 4.2%
Hughes Satellite Systems Corp. Sr. Sec. Nt. 6.50% due 6/15/2019	$240,000	$259,800
7.625% due 6/15/2021	300,000	334,500
Intelsat Jackson Holdings S.A. 7.50% due 4/1/2021	460,000	507,150
Intelsat Luxembourg S.A. 8.125% due 6/1/2023(2)	300,000	321,750
Telesat LLC Sr. Nt. 6.00% due 5/15/2017(2)	470,000	488,800
Univision Communications, Inc. Sr. Sec. Nt. 6.75% due 9/15/2022(2)	450,000	492,750
6.875% due 5/15/2019(2)	190,000	203,062

		2,607,812
Metals And Mining – 2.5%
Commercial Metals Co. Sr. Nt. 4.875% due 5/15/2023	400,000	372,000
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(2)(3)	386,000	400,475
Steel Dynamics, Inc. 6.125% due 8/15/2019	330,000	357,225
TMS International Corp. 7.625% due 10/15/2021(2)	400,000	425,000

		1,554,700
Non Captive Consumer – 0.5%
Stearns Holdings, Inc. Sr. Sec. Nt. 9.375% due 8/15/2020(2)	330,000	336,600

		336,600
Non Captive Diversified – 2.3%
AerCap Aviation Solutions B.V. 6.375% due 5/30/2017	300,000	324,750
Aircastle Ltd. Sr. Nt. 6.25% due 12/1/2019	250,000	267,812
CIT Group, Inc. Sr. Nt. 5.00% due 8/1/2023	150,000	144,375
5.25% due 3/15/2018	270,000	289,575
5.50% due 2/15/2019(2)	150,000	160,875
International Lease Finance Corp. Sr. Nt. 8.625% due 9/15/2015	250,000	277,500

		1,464,887
Oil Field Services – 1.3%
Exterran Partners LP 6.00% due 4/1/2021(2)(3)	530,000	526,025
Offshore Group Investment Ltd. Sr. Sec. Nt. 7.125% due 4/1/2023	250,000	255,000

		781,025

10	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

December 31, 2013	Principal Amount	Value
Packaging – 2.2%
Beverage Packaging Holdings Luxembourg II S.A. 6.00% due 6/15/2017(2)	$400,000	$405,000
Plastipak Holdings, Inc. Sr. Nt. 6.50% due 10/1/2021(2)	300,000	310,500
Sealed Air Corp. 8.125% due 9/15/2019(2)	600,000	673,500

		1,389,000
Pharmaceuticals – 1.5%
Capsugel S.A. Sr. Nt. 7.00% due 5/15/2019(2)(5)	400,000	407,500
Grifols, Inc. 8.25% due 2/1/2018	200,000	213,250
Par Pharmaceutical Cos., Inc. 7.375% due 10/15/2020	330,000	341,138

		961,888
Pipelines – 6.3%
Atlas Pipeline Partners LP 5.875% due 8/1/2023(2)	400,000	381,000
Crestwood Midstream Partners LP 6.00% due 12/15/2020	330,000	339,900
Energy Transfer Equity LP Sr. Sec. Nt. 5.875% due 1/15/2024	500,000	495,000
Gibson Energy, Inc. Sr. Nt. 6.75% due 7/15/2021(2)(3)	750,000	793,125
MarkWest Energy Partners LP 6.50% due 8/15/2021	260,000	279,500
Martin Midstream Partners LP 7.25% due 2/15/2021	200,000	204,000
8.875% due 4/1/2018	200,000	211,000
NGL Energy Partners LP 6.875% due 10/15/2021(2)	300,000	307,500
Regency Energy Partners LP 6.50% due 7/15/2021	280,000	296,800
Targa Resources Partners LP 6.875% due 2/1/2021	150,000	161,250
Tesoro Logistics LP 5.875% due 10/1/2020(2)	250,000	255,625
6.125% due 10/15/2021	170,000	175,100

		3,899,800
Refining – 2.0%
Calumet Specialty Products Partners LP 7.625% due 1/15/2022(2)	400,000	404,000
9.375% due 5/1/2019	200,000	222,000
Northern Tier Energy LLC Sr. Sec. Nt. 7.125% due 11/15/2020	330,000	344,850
Ultra Petroleum Corp. Sr. Nt. 5.75% due 12/15/2018(2)	250,000	256,875

		1,227,725

December 31, 2013	Principal Amount	Value
REITs – 0.8%
Sabra Health Care LP 8.125% due 11/1/2018	$468,000	$505,440

		505,440
Retailers – 5.7%
99 Cents Only Stores 11.00% due 12/15/2019	500,000	567,500
Burlington Coat Factory Warehouse Corp. 10.00% due 2/15/2019	700,000	788,375
CDR DB Sub, Inc. Sr. Nt. 7.75% due 10/15/2020(2)	360,000	358,200
Chinos Intermediate Holdings A, Inc. Sr. Nt. 7.75% due 5/1/2019(2)(5)	400,000	409,000
CST Brands, Inc. 5.00% due 5/1/2023	430,000	414,950
Neiman Marcus Group Ltd., Inc. 8.00% due 10/15/2021(2)	300,000	313,500
8.75% due 10/15/2021(2)(5)	400,000	419,000
The Pantry, Inc. 8.375% due 8/1/2020	250,000	265,625

		3,536,150
Supermarkets – 2.2%
BI-LO LLC Sr. Nt. 8.625% due 9/15/2018(2)(5)	800,000	836,000
Tops Holding Corp. Sr. Sec. Nt. 8.875% due 12/15/2017(2)	200,000	219,750
Tops Holding II Corp. Sr. Nt. 8.75% due 6/15/2018(2)(5)	300,000	309,000

		1,364,750
Technology – 4.8%
Avaya, Inc. Sec. Nt. 10.50% due 3/1/2021(2)	250,000	238,750
CDW LLC 8.50% due 4/1/2019	600,000	663,000
Equinix, Inc. Sr. Nt. 4.875% due 4/1/2020	180,000	179,100
5.375% due 4/1/2023	180,000	175,950
First Data Corp. Sec. Nt. 8.75% due 1/15/2022(2)(5)	706,000	753,655
12.625% due 1/15/2021	350,000	410,812
Freescale Semiconductor, Inc. Sr. Sec. Nt. 6.00% due 1/15/2022(2)	400,000	405,000
NXP B.V. Sr. Nt. 5.75% due 3/15/2023(2)	170,000	172,975

		2,999,242

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

December 31, 2013	Principal Amount	Value
Utility – 0.7%
Niska Gas Storage U.S. LLC 8.875% due 3/15/2018	$440,000	$457,600

		457,600
Wireless – 5.5%
Digicel Group Ltd. Sr. Nt. 8.25% due 9/30/2020(2)	300,000	310,875
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(2)	360,000	374,400
MetroPCS Wireless, Inc. 6.25% due 4/1/2021(2)	80,000	83,000
Sprint Communications, Inc. Sr. Nt. 6.00% due 12/1/2016-11/15/2022	880,000	919,612
7.00% due 3/1/2020(2)	100,000	111,500
9.00% due 11/15/2018(2)	325,000	391,625
Sprint Corp. 7.875% due 9/15/2023(2)	300,000	322,500
T-Mobile U.S.A., Inc. 6.125% due 1/15/2022	400,000	407,000
6.50% due 1/15/2024	400,000	405,000
6.633% due 4/28/2021	100,000	105,250

		3,430,762
Wirelines – 1.0%
CenturyLink, Inc. Sr. Nt. 5.625% due 4/1/2020	330,000	335,775
Windstream Corp. 7.875% due 11/1/2017	240,000	274,200

		609,975
Total Corporate Bonds (Cost $54,042,925)		56,457,061

	Shares	Value
Preferred Stocks – 0.4%
Banking – 0.4%
Regions Financial Corp.	10,000	221,500

		221,500
Total Preferred Stocks (Cost $250,000)		221,500

December 31, 2013	Principal Amount	Value
Repurchase Agreements – 4.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $2,905,000, due 1/2/2014(6)	$2,905,000	$2,905,000
Total Repurchase Agreements (Cost $2,905,000)		2,905,000
Total Investments - 99.2% (Cost $59,428,877)		61,859,097
Other Assets, Net - 0.8%		519,839
Total Net Assets - 100.0%		$62,378,936

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2013.
(2)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2013, the aggregate market value of these securities amounted to $24,951,647, representing 40.0% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(3)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FNMA	2.20%	10/17/2022	$2,965,366

The table below presents futures contracts as of December 31, 2013:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Sold Futures Contracts
10 YR U.S. Treasury Note	Goldman Sachs & Co.	13	3/20/2014	$1,600	$23,522
5 YR U.S. Treasury Note	Goldman Sachs & Co.	7	3/31/2014	835	9,382
Total					$32,904

12	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Senior Secured Loans	$—	$2,275,536	$—	$2,275,536
Corporate Bonds	—	56,457,061	—	56,457,061
Preferred Stocks	221,500	—	—	221,500
Repurchase Agreements	—	2,905,000	—	2,905,000
Other Financial Instruments:
Financial Futures Contracts	32,904	—	—	32,904
Total	$254,404	$61,637,597	$—	$61,892,001

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Statement of Assets and Liabilities As of December 31, 2013
Assets
Investments, at value	$61,859,097
Cash and cash equivalents	71,920
Interest receivable	992,343
Receivable for investments sold	367,388
Receivable for fund shares subscribed	15,446
Receivable for variation margin	2,891

Total Assets	63,309,085

Liabilities
Payable for investments purchased	865,825
Payable to adviser	31,802
Payable for fund shares redeemed	10,142
Accrued trustees’ fees	892
Accrued expenses/other liabilities	21,488

Total Liabilities	930,149

Total Net Assets	$62,378,936

Net Assets Consist of:
Paid-in capital	$61,774,920
Accumulated net realized loss from investments and futures contracts	(1,859,108)
Net unrealized appreciation on investments and futures contracts	2,463,124

Total Net Assets	$62,378,936

Investments, at Cost	$59,428,877

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	8,100,875
Net Asset Value Per Share	$7.70

Statement of Operations For the Year Ended December 31, 2013
Investment Income
Interest	$4,622,888
Dividends	31,875

Total Investment Income	4,654,763

Expenses
Investment advisory fees	420,760
Custodian fees	44,923
Professional fees	24,197
Shareholder reports	12,559
Administrative service fees	8,504
Trustees’ fees	3,634
Other expenses	4,525

Total Expenses	519,102

Net Investment Income	4,135,661

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	1,726,343
Net realized loss from futures contracts	(66,179)
Net change in unrealized appreciation/depreciation on investments	(1,213,001)
Net change in unrealized appreciation/depreciation on futures contracts	32,904

Net Gain on Investments and Futures Contracts	480,067

Net Increase in Net Assets Resulting from Operations	$4,615,728

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment income	$4,135,661	$4,646,249
Net realized gain from investments and futures contracts	1,660,164	1,099,040
Net change in unrealized appreciation/depreciation on investments and futures contracts	(1,180,097)	3,868,492

Net Increase in Net Assets Resulting from Operations	4,615,728	9,613,781

Distributions to Shareholders
Net investment income	(4,139,781)	(4,668,025)

Total Distributions	(4,139,781)	(4,668,025)

Capital Share Transactions
Proceeds from sales of shares	8,805,784	6,457,501
Reinvestment of distributions	4,139,781	4,668,025
Cost of shares redeemed	(23,414,493)	(11,153,976)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(10,468,928)	(28,450)

Net Increase/(Decrease) in Net Assets	(9,992,981)	4,917,306

Net Assets
Beginning of year	72,371,917	67,454,611

End of year	$62,378,936	$72,371,917

Other Information:
Shares
Sold	1,112,231	843,605
Reinvested	539,034	607,025
Redeemed	(2,940,785)	(1,448,463)

Net Increase/(Decrease)	(1,289,520)	2,167

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/13	$7.71	$0.54	$(0.01)	$0.53	$(0.54)	$—	$(0.54)
Year Ended 12/31/12	7.19	0.53	0.52	1.05	(0.53)	—	(0.53)
Year Ended 12/31/11	7.51	0.63	(0.32)	0.31	(0.63)	—	(0.63)
Year Ended 12/31/10	7.20	0.67	0.31	0.98	(0.67)	—	(0.67)
Year Ended 12/31/09	5.59	0.53	1.60	2.13	(0.52)	—	(0.52)

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$7.70	6.94%	$62,379	0.74%	0.74%	5.90%	5.90%	92%
7.71	14.57%	72,372	0.76%	0.76%	6.56%	6.56%	91%
7.19	4.19%	67,455	0.74%	0.74%	7.22%	7.22%	92%
7.51	13.72%	79,078	0.74%	0.74%	7.85%	7.85%	99%
7.20	38.10%	83,114	0.75%	0.75%	8.39%	8.39%	59%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	17

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

December 31, 2013

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS High Yield VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and considered by management to be representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and considered by management to be representative of market value are valued by a Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar

18

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to

19

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

examination by U.S. federal tax authorities for tax years before 2010 and by state authorities for tax years before 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.60%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares. During 2013, the Board of Trustees approved the appointment of RS Funds Distributor, LLC (“RSFD”), a wholly-owned subsidiary of RS Investments, to serve as distributor of the Fund. The change in distributor from GIS to RSFD is expected to take place in the first quarter of 2014, but not before RSFD shall complete its registration as a broker pursuant to Section 15(b) of the Securities Exchange Act of 1934, as amended, and becomes a member of the Financial Industry Regulatory Authority (FINRA).

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and RS Investments. The sub-investment advisory fee is paid by RS Investments to GIS and does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2013 and December 31, 2012, was as follows:

Ordinary Income
2013	$4,139,781
2012	4,668,025

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held

20

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2013, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Income
$(4,120)	$4,120

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2013, the Fund utilized $1,693,068 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2013 were $1,826,208, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2013, was $59,428,877. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2013, aggregated $2,669,367 and $(239,147), respectively, resulting in net unrealized appreciation of $2,430,220.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $61,123,684 and $66,022,156, respectively, for the year ended December 31, 2013.

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2013.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation on futures contracts*	$32,904
*	The cumulative appreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2013.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized loss from futures contracts	$(66,179)

	Net change in unrealized appreciation/depreciation on futures contracts	32,904

The Fund held an average daily notional value of $(1,302,466) in short position futures contracts for the year ended December 31, 2013.

The Fund used exchange-traded U.S. Treasury futures to manage interest rate exposure.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

d. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the

21

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note 4(g) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

e. Payment-In-Kind Securities The Fund may invest in payment-in-kind securities. Payment-in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

f. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments.

g. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

h. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2013, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS High Yield VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position RS High Yield VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and agent banks provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2014

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and GIS, and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 1, 2013, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2013. Before the Board meeting on August 1, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of the Funds sub-advised by GIS, RS Investments had traditionally paid the majority, in most cases the large majority, of the advisory fees it received to GIS, but that an amendment to the Sub-Advisory Agreements, effective as of January 1, 2013, changed the allocation of the advisory fees for such sub-advised Funds to increase

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

the portion of the advisory fees retained by RS Investments with respect to those Funds. The Trustees approved that re-allocation as requested by RS Investments based on its explanation that the new allocation would better reflect the current and expected respective responsibilities of RS Investments and GIS, as well as the commitment of The Guardian Life Insurance Company of America, RS Investments’ ultimate parent company, to supporting RS Investments as it grows and enhances its services.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median, even with the recent increase to the maximum expense ratio. For the RS Global Natural Resources Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that there would remain in place an expense limitation and that the Fund has enjoyed a strong long and near term relative performance record. For the RS Partners Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and it has enjoyed a strong long and near term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation places it at the median of its peer group for total expenses based on the level stated in the prospectus.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees noted that in the reports presented to them no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, but that several Funds had experienced relatively low performance for multiple periods, including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the one and three-year periods and below the median for the five-year period, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one and three-year periods, but near the top quartile for the five and ten-year periods; and (4) RS Value Fund, which was ranked in the lowest quartile for the three and five-year periods, but in the top quartile for the one-year and ten-year periods. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which would be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the RS Value Fund’s performance has improved substantially over the past year, reflecting, in part, management’s substantial efforts in that regard, with the one-year and year-to-date relative performance well into the top quartile. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past year.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2012, and for the three months ended March 31, 2013. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds.

The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds. The Independent Trustees additionally reviewed pro forma profitability information intended to show the effect on profitability of the new allocation of advisory fees between RS Investments and GIS.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past year to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

“soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2013.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987-May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Lawrence E. Harris, September 1956	Trustee	Since December 2013	Professor of Finance and Business Economics since September 1982 and Fred V. Keenan Chair in Finance since January 1998, Marshall School of Business, University of Southern California.	32	Interactive Brokers Group, Inc. (July 2007-present); Clipper Fund, Inc. (April 2006-present)
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007-September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012-Present)	CEO and Co- Founder of TriLinc Global, LLC an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	32	TriLinc Global Impact Fund, LLC (2012-present)

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	32	Arch Capital Group Ltd. (2013-present)
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	32	None
James L. Smith, October 1959	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since July 2013	Director, BlackRock Inc. (December 2009-July 2013) and Chief Compliance Officer, BlackRock Investments, LLC (December 2012-July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007-December 2009).	N/A	N/A

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005-April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005-February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012-December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006-March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

30

RS VARIABLE

PRODUCTS TRUST

RS MONEY MARKET VIP SERIES

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2013. Fund holdings will vary.

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our website at www.rsinvestments.com/VIP.htm.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.rsinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

RS MONEY MARKET VIP SERIES

Characteristics (unaudited)

Total Net Assets: $118,777,141

Portfolio Statistics		Sector Allocation
Average Maturity (days)	29
Current 7-Day Yield[1]
With the effect of expense limitation and yield maintenance	0.01%
Without the effect of expense limitation and yield maintenance	-0.44%
Effective 7-Day Yield[1]
With the effect of expense limitation and yield maintenance	0.01%
Without the effect of expense limitation and yield maintenance	-0.44%

Top Ten Holdings[2]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Bills	0.055%	1/9/2014	2.53%
Illinois Tool Works, Inc.	0.070%	1/13/2014	2.53%
U.S. Treasury Bills	0.056%	1/23/2014	2.53%
U.S. Treasury Bills	0.071%	2/6/2014	2.53%
Precision Castparts Corp.	0.080%	2/3/2014	2.53%
The Coca-Cola Co.	0.090%	3/4/2014	2.53%
Medtronic, Inc.	0.090%	3/13/2014	2.53%
Abbott Laboratories	0.090%	2/4/2014	2.48%
Roche Holdings, Inc.	0.020%	1/29/2014	2.10%
International Business Machines Corp.	0.050%	1/16/2014	2.10%
Total			24.39%

1	Annualized historical yields for the 7-day period ended December 31, 2013. Effective yield assumes reinvested income. Yields will vary.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.
3	The Barclays U.S. Treasury Bellwethers (3 Month) Index is generally considered to be representative of the average yield of three-month Treasury bills. The Barclays U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment, and there are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2013.

3

RS MONEY MARKET VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Money Market VIP Series	12/29/81	0.01%	0.02%	0.03%	1.48%	4.47%
Barclays U.S. Treasury Bellwethers (3 Month) Index[3]		0.09%	0.11%	0.14%	1.71%	4.66%	*

Please refer to the preceding page for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market VIP Series than the total return quotations.

* Since inception performance for the Index is measured from 11/30/1981, the month end prior to the Fund’s commencement of operations.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Cash Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Gross fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.rsinvestments.com/VIP.htm.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13-12/31/13	Expense Ratio During Period 7/1/13-12/31/13
Based on Actual Return	$1,000.00	$1,000.10	$0.25	0.05%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,024.95	$0.26	0.05%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — RS MONEY MARKET VIP SERIES

December 31, 2013	Principal Amount	Value
Commercial Paper – 52.2%
Aerospace & Defense – 2.5%
Precision Castparts Corp. 0.08% due 2/3/2014(1)	$3,000,000	$2,999,780

		2,999,780
Agricultural – 0.9%
Cargill Global Funding PLC 0.02% due 1/3/2014(1)	1,000,000	999,999

		999,999
Chemicals – 2.1%
Air Products & Chemicals, Inc. 0.08% due 2/5/2014(1)	2,500,000	2,499,805

		2,499,805
Computers – 2.1%
International Business Machines Corp. 0.05% due 1/16/2014(1)	2,500,000	2,499,948

		2,499,948
Diversified Manufacturing – 6.8%
Danaher Corp. 0.09% due 1/17/2014(1)	2,500,000	2,499,900
Illinois Tool Works, Inc. 0.07% due 1/13/2014(1)	3,000,000	2,999,930
Parker-Hannifin Corp. 0.07% due 1/14/2014(1)	2,500,000	2,499,937

		7,999,767
Electric – 4.2%
Electricite de France S.A. 0.01% due 1/10/2014(1)	2,500,000	2,499,894
Emerson Electric Co. 0.07% due 2/10/2014(1)	2,500,000	2,499,805

		4,999,699
Food And Beverage – 4.6%
Pepsico, Inc. 0.06% due 1/22/2014(1)	2,500,000	2,499,912
The Coca-Cola Co. 0.09% due 3/4/2014(1)	3,000,000	2,999,535

		5,499,447
Household Products - Wares – 2.1%
Proctor & Gamble Co. 0.08% due 2/28/2014(1)	2,500,000	2,499,678

		2,499,678
Insurance - Life – 2.1%
Massachusetts Mutual Life Insurance Co. 0.13% due 1/7/2014(1)	2,500,000	2,499,946

		2,499,946
Internet – 2.1%
Google, Inc. 0.08% due 3/4/2014(1)	2,500,000	2,499,656

		2,499,656

December 31, 2013	Principal Amount	Value
Machinery – 2.1%
John Deere Bank S.A. 0.09% due 1/16/2014(1)	$2,500,000	$2,499,906

		2,499,906
Oil & Gas Services – 2.1%
Exxon Mobil Corp. 0.07% due 2/19/2014	2,500,000	2,499,762

		2,499,762
Oil - Integrated – 2.1%
Chevron Corp. 0.081% due 3/10/2014(1)	2,500,000	2,499,622

		2,499,622
Pharmaceuticals – 13.4%
Abbott Laboratories 0.09% due 2/4/2014(1)	2,940,000	2,939,750
Astrazeneca PLC 0.07% due 2/14/2014(1)	2,500,000	2,499,786
Medtronic, Inc. 0.09% due 3/13/2014(1)	3,000,000	2,999,468
Merck & Co., Inc. 0.07% due 2/14/2014(1)	2,500,000	2,499,786
Pfizer, Inc. 0.061% due 3/5/2014(1)	2,500,000	2,499,738
Roche Holdings, Inc. 0.02% due 1/29/2014(1)	2,500,000	2,499,961

		15,938,489
Software – 0.9%
Microsoft Corp. 0.05% due 2/12/2014(1)	1,000,000	999,942

		999,942
Utilities - Electric & Water – 2.1%
National Rural Utilities Cooperative Finance Corp. 0.10% due 1/30/2014	2,500,000	2,499,798

		2,499,798
Total Commercial Paper (Cost $61,935,244)		61,935,244

	Principal Amount	Value
U.S. Government Securities – 11.8%
U.S. Treasury Bills
0.055% due 1/9/2014	3,000,000	2,999,963
0.056% due 1/23/2014	3,000,000	2,999,898
0.066% due 7/24/2014	2,500,000	2,499,065
0.071% due 2/6/2014	3,000,000	2,999,787
0.088% due 5/1/2014	2,500,000	2,499,267

Total U.S. Government Securities (Cost $13,997,980)		13,997,980

6	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET VIP SERIES

December 31, 2013	Principal Amount	Value
Repurchase Agreements – 35.6%
State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2013, maturity value of $42,324,000, due 1/2/2014(2)	$42,324,000	$42,324,000
Total Repurchase Agreements (Cost $42,324,000)		42,324,000
Total Investments - 99.6% (Cost $118,257,224)		118,257,224
Other Assets, Net - 0.4%		519,917
Total Net Assets - 100.0%		$118,777,141

(1)	Security issued in an exempt transaction without registration under the Securities Act of 1933. At December 31, 2013, the aggregate market value of these securities amounted to $56,935,684, representing 47.9% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	2.07%	11/7/2022	$43,172,488

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$61,935,244	$—	$61,935,244
U.S. Government Securities	—	13,997,980	—	13,997,980
Repurchase Agreements	—	42,324,000	—	42,324,000
Total	$—	$118,257,224	$—	$118,257,224

The Fund’s end of the month schedule of investments is available at www.RSinvestments.com/VIP.htm on the fifth business day following the end of each month. Also available on the website is a link to the Securities Exchange Commission’s website to view the Fund’s monthly Form N-MFP filings which are posted by the sixtieth day after the end of each month.

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statement of Assets and Liabilities As of December 31, 2013
Assets
Investments, at value	$75,933,224
Repurchase agreements	42,324,000
Cash and cash equivalents	8
Receivable for fund shares subscribed	580,877

Total Assets	118,838,109

Liabilities
Payable for fund shares redeemed	39,076
Accrued trustees’ fees	1,725
Payable to adviser	652
Accrued expenses/other liabilities	19,515

Total Liabilities	60,968

Total Net Assets	$118,777,141

Net Assets Consist of:
Paid-in capital	$118,801,708
Accumulated net realized loss from investments	(24,567)

Total Net Assets	$118,777,141

Investments, at Cost	$118,257,224

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	118,815,592
Net Asset Value Per Share	$1.00

Statement of Operations For the Year Ended December 31, 2013
Investment Income
Interest	$87,953

Total Investment Income	87,953

Expenses
Investment advisory fees	578,082
Professional fees	27,859
Custodian fees	25,907
Administrative service fees	15,377
Shareholder reports	11,160
Trustees’ fees	6,626
Other expenses	5,319

Total Expenses	670,330

Less: Fee waiver/reimbursement by adviser	(595,211)

Total Expenses, Net	75,119

Net Investment Income	12,834

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(357)

Net Loss on Investments	(357)

Net Increase in Net Assets Resulting from Operations	$12,477

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/13	For the Year Ended 12/31/12

Operations
Net investment income	$12,834	$15,513
Net realized loss from investments	(357)	—

Net Increase in Net Assets Resulting from Operations	12,477	15,513

Distributions to Shareholders
Net investment income	(12,834)	(16,665)

Total Distributions	(12,834)	(16,665)

Capital Share Transactions
Proceeds from sales of shares	45,826,435	66,006,876
Reinvestment of distributions	12,838	16,668
Cost of shares redeemed	(71,978,311)	(86,273,759)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(26,139,038)	(20,250,215)

Net Decrease in Net Assets	(26,139,395)	(20,251,367)

Net Assets
Beginning of year	144,916,536	165,167,903

End of year	$118,777,141	$144,916,536

Other Information:
Shares
Sold	45,826,435	66,006,876
Reinvested	12,838	16,668
Redeemed	(71,978,310)	(86,273,759)

Net Decrease	(26,139,037)	(20,250,215)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain	Total Operations		Distributions From Net Investment Income		Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/13	$1.00	$	—[3]	$—	$	—[3]	$	—[3]	$—	$	—[3]
Year Ended 12/31/12	1.00		—[3]	—		—[3]		—[3]	—		—[3]
Year Ended 12/31/11	1.00		—[3]	—		—[3]		—[3]	—		—[3]
Year Ended 12/31/10	1.00		—[3]	—[3]		—[3]		—[3]	—		—[3]
Year Ended 12/31/09	1.00		—[3]	—		—[3]		—[3]	—		—[3]

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets
$1.00	0.01%	$118,777	0.06%[4]	0.52%	0.01%[4]	(0.45)%
1.00	0.01%	144,917	0.11%[4]	0.53%	0.01%[4]	(0.41)%
1.00	0.03%	165,168	0.13%[4]	0.53%	0.01%[4]	(0.39)%
1.00	0.02%	165,799	0.20%[4]	0.52%	0.02%[4]	(0.30)%
1.00	0.06%	214,475	0.38%[4]	0.54%	0.06%[4]	(0.10)%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[3]	Rounds to $0.00 per share.

[4]	Includes additional subsidies to maintain a minimum yield threshold (See Note 2a).

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

December 31, 2013

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Money Market VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Repurchase agreements are carried at cost, which approximates market value (See Note 4a). The Fund values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market

12

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state authorities for tax years before 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Distributions to Shareholders Distributions of net investment income, which includes any net realized capital gains or losses, are typically declared and accrued daily and paid monthly. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund, recorded on the ex-dividend date.

g. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares. During 2013, the Board of Trustees approved the appointment of RS Funds Distributor, LLC (“RSFD”), a wholly-owned subsidiary of RS Investments, to serve as distributor of the Fund. The change in distributor from GIS to RSFD is expected to take place in

13

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

the first quarter of 2014, but not before RSFD shall complete its registration as a broker pursuant to Section 15(b) of the Securities Exchange Act of 1934, as amended, and becomes a member of the Financial Industry Regulatory Authority (FINRA).

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and RS Investments. The sub-investment advisory fee is paid by RS Investments to GIS and does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the Fund’s total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to 0.54% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive fees that would otherwise be paid by the Fund or may reimburse expenses incurred by the Fund.

In addition, RS Investments voluntarily reimbursed expenses of $595,211 to maintain a minimum yield threshold for the Fund during the year ended December 31, 2013. There is no guarantee that the reimbursement will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2013 and December 31, 2012, was as follows:

Ordinary Income
2013	$12,834
2012	16,665

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2013, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2013 were as follows:

Expiring	Amount
2015	$3,788
2016	18,099
2017	1,824
2018	500
No Expiration*	357

Total	$24,568

*	For tax years beginning in 2011, revisions to capital loss carryforward rules allow for capital losses to be carried forward to one or more subsequent taxable years without expiration.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2013, was $118,257,224 and net unrealized appreciation/(depreciation) was $0.

Note 4. Investments

a. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable

14

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Money Market VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Money Market VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2014

16

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and GIS, and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 1, 2013, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2013. Before the Board meeting on August 1, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of the Funds sub-advised by GIS, RS Investments had traditionally paid the majority, in most cases the large majority, of the advisory fees it received to GIS, but that an amendment to the Sub-Advisory Agreements, effective as of January 1, 2013, changed the allocation of the advisory fees for such sub-advised Funds to increase

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

the portion of the advisory fees retained by RS Investments with respect to those Funds. The Trustees approved that re-allocation as requested by RS Investments based on its explanation that the new allocation would better reflect the current and expected respective responsibilities of RS Investments and GIS, as well as the commitment of The Guardian Life Insurance Company of America, RS Investments’ ultimate parent company, to supporting RS Investments as it grows and enhances its services.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median, even with the recent increase to the maximum expense ratio. For the RS Global Natural Resources Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that there would remain in place an expense limitation and that the Fund has enjoyed a strong long and near term relative performance record. For the RS Partners Fund, which was identified as having an advisory fee and total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and it has enjoyed a strong long and near term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation places it at the median of its peer group for total expenses based on the level stated in the prospectus.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees noted that in the reports presented to them no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, but that several Funds had experienced relatively low performance for multiple periods, including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the one and three-year periods and below the median for the five-year period, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one and three-year periods, but near the top quartile for the five and ten-year periods; and (4) RS Value Fund, which was ranked in the lowest quartile for the three and five-year periods, but in the top quartile for the one-year and ten-year periods. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which would be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the RS Value Fund’s performance has improved substantially over the past year, reflecting, in part, management’s substantial efforts in that regard, with the one-year and year-to-date relative performance well into the top quartile. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past year.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2012, and for the three months ended March 31, 2013. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds.

The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds. The Independent Trustees additionally reviewed pro forma profitability information intended to show the effect on profitability of the new allocation of advisory fees between RS Investments and GIS.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past year to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

“soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2013.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987-May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Lawrence E. Harris, September 1956	Trustee	Since December 2013	Professor of Finance and Business Economics since September 1982 and Fred V. Keenan Chair in Finance since January 1998, Marshall School of Business, University of Southern California.	32	Interactive Brokers Group, Inc. (July 2007-present); Clipper Fund, Inc. (April 2006-present)
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007-September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012-Present)	CEO and Co- Founder of TriLinc Global, LLC an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	32	TriLinc Global Impact Fund, LLC (2012-present)

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	32	Arch Capital Group Ltd. (2013-present)
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	32	None
James L. Smith, October 1959	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since July 2013	Director, BlackRock Inc. (December 2009-July 2013) and Chief Compliance Officer, BlackRock Investments, LLC (December 2012-July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007-December 2009).	N/A	N/A

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005-April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005-February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012-December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006-March 2009).	N/A	N/A
+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104
++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

23

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the year ended December 31, 2013.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit-Related Fees	Tax Fees *	All Other Fees
December 31, 2012	$149,429	$—	$82,320	$—
December 31, 2013	$154,005	$—	$62,471	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit-Related Fees	Tax Fees	All Other Fees *
December 31, 2012	$—	$—	$216,300
December 31, 2013	$—	$—	$244,790

*	Fees are exclusive of out-of-pocket expenses.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $435,520 for 2012 and $422,739 for 2013.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 6, 2014

By (Signature and Title)*	/s/ Shelly Chu
Shelly Chu, Treasurer
(Principal Financial Officer)

Date: March 6, 2014